As filed with the Securities and Exchange Commission on June 23, 2010

Securities Act File No. 333-166363

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

OFS CAPITAL, LLC

(Exact Name of Registrant as Specified in Charter)

2850 West Golf Road, 5th Floor

Rolling Meadows, Illinois 60008

(Address of Principal Executive Offices)

(847) 734-2060

(Registrant’s Telephone Number, including Area Code)

Glenn R. Pittson

2850 West Golf Road, 5th Floor

Rolling Meadows, Illinois 60008

(Name and Address of Agent for Service)

WITH COPIES TO:

William G. Farrar	Jonathan H. Talcott
Patrick S. Brown	Nelson Mullins Riley & Scarborough LLP
Sullivan & Cromwell LLP	101 Constitution Avenue NW, Suite 900
125 Broad Street	Washington, D.C. 20001
New York, NY 10004	Telephone: (202) 712-2806
Telephone: (212) 558-4000	Facsimile: (202) 712-2856
Facsimile: (212) 558-3588

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c)

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion June 23, 2010

PRELIMINARY PROSPECTUS

                 Shares

OFS CAPITAL CORPORATION

Common Stock

We are an externally managed, closed-end, non-diversified management investment company. Formerly, we were named Old Orchard First Source Asset Management, LLC (“Old OFSAM”). In March 2010, we were renamed “OFS Capital, LLC.” Prior to the completion of this offering, we will convert into OFS Capital Corporation and file an election to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to provide our stockholders with both current income and capital appreciation through debt and equity investments. As of March 31, 2010, our investment portfolio consisted of outstanding loans of approximately $206.8 million in aggregate principal amount, of which 86.3% were senior secured loans. Following this offering, we intend to pursue an investment strategy focused primarily on other asset classes in which our external manager has expertise, including unitranche, one-stop, second-lien and mezzanine loans for middle-market companies in the United States.

OFS Capital Management, LLC will serve as our external manager. OFS Capital Services, LLC will serve as our administrator. These entities are subsidiaries of Orchard First Source Asset Management, LLC, an established lender to middle-market companies since 1995 with approximately $810.0 million and $855.0 million of assets under management as of March 31, 2010 and December 31, 2009, respectively.

This is our initial public offering of our shares of common stock. All of the shares of common stock offered by this prospectus are being sold by us.

Our shares of common stock have no history of public trading. We currently expect that the initial public offering price per share of our common stock will be between $             and $             after giving effect to the BDC Conversion described in this prospectus. We intend to apply to have our common stock approved for quotation on The Nasdaq Global Market under the symbol “OFS.”

Investing in our common stock involves a high degree of risk. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset values. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering. Assuming an initial public offering price of $             per share, purchasers in this offering will experience immediate dilution of approximately $             per share. See “Dilution” for more information. In addition, the companies in which we invest are subject to special risks. Before buying any shares, you should read the discussion of the material risks of investing in our common stock, including the risk of leverage, in “Risk Factors” beginning on page 19 of this prospectus.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file periodic and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the “SEC”). This information will be available free of charge by contacting us at 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008, Attention: Investor Relations, or by calling us at (847) 734-2060. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$	$
Sales load (underwriting discounts and commissions)	$	$
Proceeds to us, before expenses(1)	$	$

(1)	We estimate that we will incur offering expenses of approximately $ , or approximately $ per share, in connection with this offering. All of these offering expenses will be borne indirectly by investors in this offering and will immediately reduce the net asset value of each investor’s shares. We estimate that the net proceeds to us after expenses will be approximately $ , or approximately $ per share.

We have granted the underwriters an option to purchase up to an additional                  shares of our common stock from us at the public offering price, less the sales load payable by us, solely to cover over-allotments, if any, within 30 days from the date of this prospectus. If the underwriters exercise this option in full, the total sales load will be $        , and total proceeds, before expenses, will be $        .

The underwriters expect to deliver the shares of our common stock on or about                 , 2010.

FBR CAPITAL MARKETS

The date of this prospectus is                 , 2010

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus regardless of the time of delivery of this prospectus or of any offer or sale of shares of our common stock. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read this entire prospectus carefully, including, in particular, the more detailed information set forth under “Risk Factors” and the consolidated financial statements and the related notes included elsewhere in this prospectus.

As used in this prospectus, except as otherwise indicated, the terms “we,” “us,” “our,” the “Registrant,” “Old OFSAM” and “OFS Capital” refer to OFS Capital, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of Orchard First Source Asset Management, LLC, and OFS Capital, LLC’s consolidated subsidiaries for the periods prior to consummation of the BDC Conversion (as defined below), and refer to OFS Capital Corporation, a Delaware corporation, and its consolidated subsidiaries for the periods after the consummation of the BDC Conversion. Relationships between us and certain of our affiliates are summarized, and definitions of certain additional terms used in this prospectus are provided, in the section of this prospectus entitled “Glossary of Certain Terms.”

Prior to the date of this prospectus and our election to be treated as a business development company, we will convert from a limited liability company into a corporation. In this conversion, OFS Capital Corporation will succeed to the business of OFS Capital, LLC and its consolidated subsidiaries, and the sole member of OFS Capital, LLC will become the sole stockholder of OFS Capital Corporation. In this prospectus, we refer to such transactions as the “BDC Conversion.” Unless otherwise indicated, the disclosure in this prospectus gives effect to the BDC Conversion.

Unless indicated otherwise or the context requires, all information in this prospectus assumes (i) no exercise of the underwriters’ over-allotment option to purchase additional shares of our common stock, and (ii) an initial public offering price of $         per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus).

OFS Capital

We are an externally managed, closed-end, non-diversified management investment company formed in March 2001. Prior to the completion of this offering, we will convert into OFS Capital Corporation and file an election to be regulated as a business development company under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Our investment objective is to provide our stockholders with both current income and capital appreciation through debt and equity investments. As of March 31, 2010, our investment portfolio consisted of outstanding loans of approximately $206.8 million in aggregate principal amount, of which 86.3% were senior secured loans. Following this offering, we intend to pursue an investment strategy focused primarily on other asset classes in which our external manager has expertise, including unitranche, one-stop, second-lien and mezzanine loans for middle-market companies in the United States. More information on each of these loan types can be found at “The Company—Investment Structure.” Additionally, we may invest in the equity securities of these companies, such as preferred stock, common stock, warrants and other equity interests, either directly or in conjunction with our debt investments. A substantial portion of our business will focus on the direct origination and sourcing of investments through portfolio companies or their financial sponsors or other owners or intermediaries. We expect our investments to range generally from $5.0 million to $25.0 million each, although we expect that this investment size will vary proportionately with the size of our capital base. For additional information about how we define the middle-market, see “The Company—Investment Criteria/Guidelines.”

Our portfolio consists of directly originated loans, club loans and broadly syndicated loan securities with a contractual 3.0-year weighted average life to maturity. We characterized approximately 86.3% of our portfolio as of March 31, 2010 as senior secured. As of March 31, 2010, our portfolio had commitments of approximately $243.8 million and outstanding loans of approximately $206.8 million in aggregate principal amount, representing approximately $180.9 million in fair value, plus approximately $4.2 million in fair value of other securities, with an average obligor commitment of $4.6 million. The difference between the amount of commitments and the outstanding loans is attributable to the unfunded portion of revolving loans in our portfolio. As of March 31, 2010, our portfolio had a weighted average yield on income producing investments at fair value of approximately 6.7%.

OFS Capital Corporate Structure

We are currently organized as a limited liability company wholly-owned by our parent, Orchard First Source Asset Management, LLC, a Delaware limited liability company (“OFSAM”). OFSAM, in turn, is owned primarily by members of our management and board of directors. Substantially all of our investments are held by our wholly-owned subsidiary, OFS Funding, LLC, a Delaware limited liability company (“OFS Funding”). Immediately prior to the completion of this offering, we intend to convert from a Delaware limited liability company into a Delaware corporation, OFS Capital Corporation.

Following the conversion but prior to the completion of this offering, OFSAM will be our sole stockholder and OFS Funding will remain our wholly-owned subsidiary. In connection with our conversion to a corporation, we will file an election to be treated as a business development company. Because we will have no employees, we will engage OFS Capital Management, LLC (“OFS Advisor”), a Delaware limited liability company and a wholly-owned subsidiary of OFSAM, as our investment adviser and OFS Capital Services, LLC (“OFS Services”), a Delaware limited liability company and wholly-owned subsidiary of OFSAM, to provide us with certain administrative services. Each of OFS Advisor and OFS Services is a newly formed wholly-owned subsidiary of OFSAM.

The entity that will issue and sell shares of common stock to you is OFS Capital Corporation. As a result of this offering, OFSAM’s percentage ownership of our common stock (and the indirect ownership of members of our management and board of directors) will be reduced to approximately         % (or approximately         % if the underwriters exercise their over-allotment option in full). OFS Funding will remain our wholly-owned subsidiary following this offering.

The following chart depicts our structure after giving effect to this offering:

For additional information, see “The BDC Conversion” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments and Other Factors Affecting Comparability.”

About OFS and Our Advisor

OFS (which refers to the collective activities and operations of OFSAM and its subsidiaries and certain affiliates) is an established investment platform focused on meeting the capital needs of middle-market companies. Since commencing operations in 1995, OFS (together with its predecessor) has closed approximately 1,000 transactions with aggregate commitments of approximately $7.5 billion. OFS’s professionals have developed strong sourcing relationships and have expertise in investing across all levels of the capital structure of our targeted portfolio companies. OFS senior managers have gained extensive workout experience during multiple business cycles throughout the course of their careers. In addition, the senior management team has worked together to manage over 50 workouts involving debt securities in payment default or material covenant default. As of March 31, 2010 and December 31, 2009, OFS had approximately $810.0 million and $855.0 million, respectively, in face value of assets under management. OFS also draws upon the significant experience of Richard Ressler, the Chairman of OFS Advisor’s investment committee. Mr. Ressler is the founder and President of Orchard Capital Corporation (“Orchard Capital”), co-founder and Principal of CIM Group, Inc., a real estate investor and manager, and Chairman of j2 Global Communications, Inc., in addition to serving on the boards of directors of various private companies. Mr. Ressler has been actively involved in managing and investing in private middle-market companies for over 20 years. He has developed an expansive network of relationships in the sponsor group and corporate arena, which we intend to leverage for loan origination and sourcing purposes.

OFS currently has 23 employees and is headquartered in Rolling Meadows, Illinois, a suburb of Chicago, with additional offices in New York, New York and Los Angeles, California.

Our investment activities will be managed by OFS Advisor, our investment advisor. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. OFS Advisor is a subsidiary of OFSAM, our parent company, and is a registered investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). None of OFS Advisor or any of its affiliates has prior experience managing or administering a business development company.

Our relationship with OFS Advisor is governed by and dependent on an investment advisory agreement (the “Investment Advisory Agreement”) and may be subject to conflicts of interest. We have entered into the Investment Advisory Agreement, pursuant to which OFS Advisor will provide us with advisory services in exchange for a base management fee and incentive fee. See “Management and Other Agreements—Investment Advisory Agreement” for a discussion of the base management fee and incentive fee payable by us to OFS Advisor. These fees are based on our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) and, therefore, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

OFS Advisor has entered into a staffing agreement (the “Staffing Agreement”) with Orchard First Source Capital, Inc. (“OFSC”), a Delaware corporation and a wholly-owned subsidiary of OFSAM. OFSC employs all of OFSAM’s investment professionals. Under the Staffing Agreement, OFSC will make experienced investment professionals available to OFS Advisor and provide access to the senior investment personnel of OFS and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by OFS and its affiliates in the ordinary course of their businesses and commits the members of OFS Advisor’s investment committee to serve in that capacity. As our investment advisor, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.

OFS Advisor intends to capitalize on the significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. We currently expect that the senior management team of OFS, including Richard Ressler, Glenn Pittson, Bilal Rashid, Jeff Cerny, Kathi Inorio and Bob Palmer, will provide services to OFS Advisor. These managers have developed a broad network of contacts within the investment community averaging over 19 years of experience investing in debt and equity securities of middle-market companies. In addition, these managers have gained extensive experience investing in assets that will constitute our primary focus and have expertise in investing across all levels of the capital structure of middle-market companies.

In addition to their roles with OFS Advisor, Glenn Pittson and Bilal Rashid will serve as our interested directors. Mr. Pittson has over 25 years of experience in corporate finance, senior and mezzanine lending, structured finance, loan workouts and loan portfolio management, having spent the majority of his career at various capacities in CIBC World Markets Inc. (“CIBC”), including as head of U.S. Credit Markets, where he was central to the development and execution of a fundamental restructuring of CIBC’s loan origination activities. During the mid-1980’s, Mr. Pittson was instrumental in establishing CIBC’s leveraged lending business. Mr. Rashid has approximately 15 years of experience in investment banking, debt capital markets and investing as it relates to corporate credit, structured credit and securitizations, including serving as a managing director in the global markets and investment banking division at Merrill Lynch & Co., Inc. (“Merrill Lynch”). Over his career, Mr. Rashid has advised, arranged financing for and lent to several middle-market credit providers, including business development companies and their affiliates.

Small Business Investment Company Subsidiary

We intend to acquire or establish a limited partnership (the “SBIC LP” or the “SBIC subsidiary”) to obtain a license from the United States Small Business Administration (“SBA”). Upon completion of the SBIC subsidiary transaction, the SBIC LP will be our wholly-owned subsidiary. We expect that the principals who will manage the SBIC LP will be employed by OFSC, all of the cost of which will be borne by our investment adviser through the Staffing Agreement. In connection with the acquisition or establishment of the SBIC LP, we also expect to acquire or establish a limited liability company that will serve as the general partner of the SBIC LP (“SBIC GP”). The SBIC subsidiary will apply for a license from the SBA to operate as a small business investment company (“SBIC”) under Section 301(c) of the Small Business Investment Act of 1958. We expect that the SBIC subsidiary will have the same investment objective as ours and that the SBIC subsidiary will invest in debt securities similar to those we invest in; however, we expect that the SBIC subsidiary will focus on the generation of investment opportunities that are primarily non-sponsor oriented, complementing our current sponsor-oriented origination activities. We are currently in discussions with a party that has applied for a license from the SBA to operate as an SBIC, but we cannot assure you that we will complete the SBIC subsidiary transaction, that the SBIC subsidiary will obtain an SBIC license or that we will be granted exemptive relief to exclude the SBIC subsidiary’s debt from our asset coverage test. We expect to apply for exemptive relief from the SEC to permit us to exclude the debt of the SBIC subsidiary guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. If we receive an exemption for this SBA debt, we would have increased capacity to fund investments with debt capital.

Market Opportunity

As of March 31, 2010, our investment portfolio consisted of outstanding loans of approximately $206.8 million in aggregate principal amount, of which 86.3% were senior secured loans. Following this offering, we intend to pursue an investment strategy focused primarily on other asset classes in which our external manager has expertise, including unitranche, one-stop, second-lien and mezzanine loans for middle-market companies in the United States. Additionally, we may invest in the equity securities of these companies, such as preferred stock, common stock, warrants and other equity interests, either directly or in conjunction with our debt investments. We believe that the economic recession and the recent dislocation in U.S. credit markets have provided excellent conditions for middle-market lending. We find the middle-market attractive for the following reasons:

Large Target Market. According to the U.S. Census Bureau in its 2002 economic census, businesses in the United States with annual revenues between $10 million and $2.5 billion accounted for approximately 39.2% of all revenues generated by U.S. companies and generated more than $8 trillion in annual revenues. We believe that these middle-market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have historically constituted the vast bulk of OFS’s portfolio companies since its inception, and constitute the vast bulk of our existing portfolio. We believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements with High Barriers to Entry. We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to private middle-market companies in the United States (a) is generally more labor-intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (b) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (c) may also require more extensive ongoing monitoring by the lender. As a result, middle-market companies historically have been served by a limited segment of the lending community. As a result of the unique challenges facing lenders to middle-market companies, there are high barriers to entry that a new lender must overcome.

Reduction in Competition Due to Dislocation in the Capital Markets. We believe that the dislocation in the markets over the last 18 to 24 months has further reduced the amount of credit available to middle-market companies. Many participants in the mezzanine, second-lien and subordinated debt market over the past five years, such as hedge funds and managers of collateralized loan obligations (“CLOs”), have contracted or eliminated their origination and sourcing activities as investors’ credit concerns have reduced available funding. In addition, we believe several existing business development companies are less active in the lending markets due to a lack of access to debt and equity financing. Moreover, many commercial banks face significant balance sheet constraints and increasing regulatory scrutiny, which we believe restricts their ability to lend. These balance sheet constraints are reflected in the results of the 2009 Shared National Credit review, which analyzed approximately $500 billion in loans formally identified as leveraged finance shared national credits. The 2009 Shared National Credit Review identified approximately 72% of the dollar volume of the 50 largest leveraged finance shared national credits as criticized assets.

Robust Demand for Debt Capital. Private equity firms reportedly raised more than $600 billion in each of 2007 and 2008, which we believe to be far in excess of the amount of equity they subsequently invested from this capital raised. We expect the large amount of unfunded buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us.

Significant Refinancing Requirements. We believe that the debt associated with a large number of middle-market leveraged mergers and acquisitions completed from 2005 to 2008, which totals approximately $97.7 billion in the aggregate, should begin to mature in the 2010-2013 time period. In many cases, this debt will need to be refinanced as the existing debt facilities mature. When combined with the decreased availability of debt financing for middle-market companies generally, we believe these factors will increase lending opportunities for us.

Attractive Pricing. Reduced access to, and availability of, debt capital for middle-market borrowers typically increases the interest rates, or pricing, of loans. We believe that interest rates charged on mezzanine credit facilities were at or above 15% per annum in many instances in 2009, versus average rates of approximately 14% in 2006 and 2007. Based on what OFS has observed, recent mezzanine deals typically have included meaningful upfront fees, prepayment protections and, in many cases, warrants, all of which should enhance the profitability of new loans to lenders.

Conservative Deal Structures. As a result of the recent credit crisis, many lenders are requiring less senior and total leverage, more equity and more comprehensive loan covenants than was customary in the years leading up to the credit crisis. Lower debt multiples on purchase prices suggest that the cash flow of borrowing companies should enable them to service their debt more easily, creating a greater buffer against a downturn. According to industry sources, leverage (defined as total debt to EBITDA) of middle-market companies has been at an historically low average level of approximately 3.4x for the most recent five quarters ended March 31, 2010. Since 1997, the previous lowest average leverage level was approximately 3.6x in 2001, while the previous highest average leverage level was approximately 4.8x in both 1997 and 2007.

Competitive Strengths and Core Competencies

Deep Management Team Experienced in All Phases of Investment Cycle and Across All Levels of the Capital Structure. We will be managed by OFS Advisor, which will have access through the Staffing Agreement with OFSC to the resources and expertise of OFS investment professionals. As of March 31, 2010, OFS’s credit and investment professionals (including all investment committee members) employed by OFSC had an average of over 15 years of investment experience with strong institutional backgrounds, including General Electric Capital Corporation (“GE Capital”), Bank of America Business Credit, Merrill Lynch, Heller Financial, Inc. (“Heller Financial”), NationsBank Corp. (“NationsBank”), Sanwa Business Credit Corporation, Canadian Imperial Bank of Commerce and Drexel Burnham Lambert, Inc. (“DBL”). Moreover, OFS’s investment professionals specialize in the acquisition, origination and sourcing, underwriting and asset management of our specific targeted class of portfolio companies and have experience in investing at all levels of the capital structure. OFS’s senior managers have gained extensive workout experience during multiple business cycles. These credit and investment professionals are supported by additional administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. The expertise of OFS’s senior managers extends beyond just loan origination and sourcing to significant experience with distressed debt and workouts. OFS also draws upon the significant experience of Richard Ressler, the Chairman of the executive committee of OFSAM and the Chairman of OFS Advisor’s investment committee. Mr. Ressler is the founder and President of Orchard Capital, co-founder and Principal of CIM Group, Inc., a real estate investor and manager, and Chairman of j2 Global Communications, Inc., in addition to serving on the boards of directors of various private companies. Mr. Ressler has been actively involved in managing and investing in private middle-market companies for over 20 years. He has developed an expansive network of relationships in the sponsor group and corporate arena, which we intend to leverage for loan origination and sourcing purposes.

Alignment of Interests Among Us, the Management Team of OFS Advisor and New Investors. Unlike many business development companies, the interests of the senior management team of OFS Advisor and OFSAM are directly and significantly aligned with those of us and our new investors in this offering. After giving effect to this offering, the senior management team of OFS Advisor and OFSAM will own, indirectly through their interests in OFSAM, in the aggregate, approximately         % of our outstanding shares of common stock (or         % if the underwriters’ over-allotment option is exercised in full). For many members of that senior management team, their investment in us represents a substantial percentage of such member’s net worth. Accordingly, these individuals have an incentive to make decisions in the long-term interests of all our stockholders.

Well-Diversified Senior Secured Existing Investment Portfolio. Our current loan portfolio generally consists of senior secured investments that, notwithstanding certain declines in financial performance, we believe have continued to generate substantial cash flow and proven resilient over the past downturn with the expectation of high recovery rates for impaired loans, due in large part to our adherence to credit analysis and monitoring procedures. As of March 31, 2010, approximately 1.4% of our net loan balance was past due more than 90 days. With a contractual weighted average remaining life to maturity of 3.0 years, the majority of our assets are seasoned, and this has allowed us to gain a solid understanding of our borrowers and the industries in which they compete. Additionally, over time, we have established productive relationships with our portfolio companies. We believe our current portfolio is diverse, representing over 20 industry categories, with no category representing more than 14% of our portfolio, as of March 31, 2010. The portfolio was sourced from around the United States, with portfolio companies headquartered in 24 states and no one state accounting for more than 18% of the outstanding principal balance of our loans, as of March 31, 2010. Finally, we have little exposure to subprime, commodities, real estate or lodging. As our loan portfolio matures over its contractual 3.0-year weighted average life to maturity, we expect to redeploy the cash we receive by investing in unitranche, one-stop, second-lien and mezzanine loans in accordance with the investment strategy described in this prospectus.

Significant Investment Capacity. Income from our debt investments, subject to any paydown requirements of our Existing Credit Facility, together with the net proceeds of this offering and any new debt capacity we may incur, will provide us with a substantial amount of capital available for deployment into new investment opportunities in our targeted asset class.

Scalable Infrastructure Supporting the Entire Investment Cycle. We believe that our loan acquisition, origination and sourcing, underwriting, administration and management platform is highly scalable (that is, it can be expanded on a cost efficient basis within a timeframe that meets the demands of business growth). We believe that with limited incremental investment in personnel and back-office functions, our existing loan platform could accommodate three times our current loan volume. Because OFS Advisor will be compensated in part on a fixed percentage of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts), it will have an incentive to leverage that platform and put our capital to work.

Our platform extends beyond origination and sourcing and includes a regimented credit monitoring system. We believe that our careful approach, which involves ongoing review and analysis by an experienced team of professionals, should enable us to identify problems early and to assist borrowers before they face difficult liquidity constraints. The expertise of OFS senior managers extends beyond just loan origination and sourcing to significant experience with distressed debt and workouts, which the senior managers have managed together as a team through multiple business cycles. We believe that this experience enables us to prepare for possible negative contingencies in order to address them promptly should they arise.

Extensive Loan Sourcing Capabilities. OFS Advisor gives us access to the deal flow of OFS. We believe OFS’s 15-year history as a middle-market lending platform and its market position makes it a leading lender to many sponsors and other deal sources, especially in the currently weak lending environment, and we have extensive relationships with potential borrowers and other lenders. Since its inception, OFS (together with its predecessor) has closed approximately 1,000 transactions with aggregate commitments of approximately $7.5 billion. We believe that because of its relationships and its reputation in the marketplace as a source of debt capital to the middle-market, OFS receives relationship-based “early looks” at many investment opportunities, allowing it to be selective in the transactions it pursues.

Structuring with a High Level of Service and Operational Orientation. We intend to provide client-specific and creative financing structures to our portfolio companies. Based on our experience in lending to middle-market companies, we believe that the middle-market companies we target, as well as sponsor groups we may pursue, require a higher level of service, creativity and knowledge than has historically been provided by other service providers more accustomed to participating in commodity-like loan transactions. We believe the broad expertise of the investment professionals of OFS Advisor will enable us to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle. We will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we expect to be flexible in selecting and structuring investments, adjusting investment criteria, transaction structures and, in some cases, the types of securities in which we invest. This approach should enable OFS Advisor to identify attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our stated objective even during turbulent periods in the capital markets.

Rigorous Credit Analysis and Approval Procedures. OFS Advisor intends to utilize the established, disciplined investment process of OFS for reviewing lending opportunities, structuring transactions and monitoring investments. Using OFS’s disciplined approach to lending, OFS Advisor will seek to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and, where appropriate, the implementation of restrictive debt covenants. We expect that OFS Advisor will select borrowers whose businesses will retain significant enterprise value, even in a depressed market. We intend to use our capital resources to help our portfolio companies maintain sufficient liquidity to avoid the need for a distressed sale. While emphasizing thorough credit analysis, we intend to maintain strong relationships with sponsors and other deal sources by offering rapid initial feedback, from the OFS Advisor investment committee member leading the applicable deal team, to each investment opportunity shown to us.

Operating and Regulatory Structure

Our investment activities will be managed by OFS Advisor under the direction of our board of directors, a majority of whom are independent of us, OFS Advisor and our and their respective affiliates.

As a business development company, we will be required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of shares of preferred stock, or notes and other borrowings, our ability to use leverage is limited in significant respects. See “Regulation.” Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital. As a business development company, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.” and “Risk Factors—Risks Relating to our Business and Structure—We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

We have no prior history of operating as a business development company, and none of OFS Advisor or any of its affiliates has prior experience managing or administering a business development company.

Also, as a business development company, we will generally be prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (a) private domestic operating companies, (b) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange, NYSE Amex Equities and The Nasdaq Global Market) or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (c) public domestic operating companies having a market capitalization of less than $250 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink OTC Markets, Inc. are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation.”

We intend to elect to be treated for U.S. federal income tax purposes as a RIC under the Code. In order to be treated as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations.”

Conflicts of Interests

Subject to certain 1940 Act restrictions on co-investments with affiliates, OFS Advisor will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. Such offers will be subject to the exception that, in accordance with OFS Advisor’s conflict of interest and allocation policies, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities managed by OFS Advisor and its affiliates. Although OFS Advisor currently contemplates that we will be the only investment vehicle managed by it or one of its affiliates with a primary investment strategy focused on investments in unitranche, one-stop, second-lien and mezzanine loans for middle-market companies in the United States, we may in the future have conflicts of interest with OFSAM and its affiliates or their respective other clients that elect to invest in one or more of these types of securities.

Although we are currently the only entity managed by OFS Advisor, affiliates of OFS Advisor manage other assets and a CLO fund and OFS Advisor and/or its affiliates may manage other entities in the future. To the extent that we compete with entities managed by OFS Advisor or any of its affiliates for a particular investment opportunity, OFS Advisor will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal conflict of interest and allocation policies, (b) the requirements of the Advisers Act, and (c) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. OFS Advisor’s allocation policies are intended to ensure that we may generally share equitably with other investment funds or other investment vehicles managed by OFS Advisor or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds or other investment vehicles.

OFS Advisor and/or its affiliates may in the future manage investment vehicles with similar or overlapping investment strategies and will put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. OFS Advisor will seek to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by OFS Advisor and its affiliates. When we invest alongside such other accounts as permitted, such investments will be made consistent with OFS Advisor’s allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by OFS Advisor and approved by our board of directors, including our independent directors. The allocation policy will provide that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities managed by OFS Advisor or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide whether we or such other entity or entities will proceed with the investment. OFS Advisor will make these determinations based on its policies and procedures which will generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods. We and OFS Advisor intend to submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by OFS Advisor or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We cannot assure you that this application for exemptive relief will be granted by the SEC, or that, if granted, it would be on the same terms requested by us. See “Related-Party Transactions and Certain Relationships.”

Corporate Information

Our principal executive offices are located at 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008, and our telephone number is (847) 734-2060. Our corporate website is located at         . Information on our website is not incorporated into or a part of this prospectus.

THE OFFERING SUMMARY

Common Stock Offered by Us	shares (or shares if the underwriters exercise their over-allotment option in full).

Common Stock to be Outstanding after this Offering	shares (or shares if the underwriters exercise their over-allotment option in full).

Use of Proceeds	Our net proceeds from this offering will be approximately $ , or approximately $ if the underwriters exercise their over-allotment option in full, in each case assuming an initial public offering price of $ per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus).

We intend to use the net proceeds of this offering to invest in portfolio companies in accordance with our investment objective and the strategies described in this prospectus and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We intend to use substantially all of the net proceeds of this offering for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Pending such investments, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Use of Proceeds.”

Proposed Symbol on The Nasdaq Global Market	OFS

Distributions	Subsequent to the completion of this offering, and to the extent we have income and cash available, we intend to distribute quarterly dividends to our stockholders, beginning with the first full calendar quarter after the completion of this offering. Our quarterly dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

Taxation

We intend to elect to be treated, and intend to qualify thereafter, as a RIC under the Code, beginning with our first taxable year ending December 31, 2010. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Leverage	As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, increase the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. In addition, the costs associated with our borrowings, including any increase in the management fee payable to OFS Advisor, will be borne by our stockholders.

As of March 31, 2010, our subsidiary, OFS Funding, had $89.7 million of indebtedness outstanding under an amended and restated sale and servicing agreement, dated as of November 10, 2009 (the “Existing Credit Facility”), between OFSAM, as the servicer, OFS Funding, as the borrower, and Bank of America, N.A., as the lender, administrative agent and trustee. As of March 31, 2010, OFS Funding was not permitted to invest in new obligors within the Existing Credit Facility. In conjunction with this offering, we plan to seek a credit facility to finance investments and potentially for working capital requirements.

Dividend Reinvestment Plan	We have adopted a dividend reinvestment plan for our stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if we declare a cash dividend or other distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. If a stockholder opts out, that stockholder will receive cash dividends or other distributions. Stockholders who receive dividends and other distributions in the form of shares of common stock generally are subject to the same U.S. federal tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. See “Dividend Reinvestment Plan.”

Investment Advisory Fees

We pay OFS Advisor a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of         % of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts). The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals     % of

our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The foregoing incentive fee is subject to a cumulative total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that         % of the cumulative net increase in net assets resulting from operations over the then current and          preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the          preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains, realized losses and unrealized capital depreciation for the then current and          preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (sometimes referred to as payment-in-kind (“PIK”) interest or original issue discount (“OID”)) will be paid to OFS Advisor, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

The second part is determined and payable in arrears as of the end of each calendar year in an amount equal to         % of our realized capital gains, if any, on a cumulative basis from inception through the end of the year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Management and Other Agreements—Investment Advisory Agreement.”

Administration Agreement	We will reimburse OFS Services under the Administration Agreement for our allocable portion (subject to the review and approval of our board of directors) of overhead and other expenses, including furnishing us with office facilities and equipment and providing clerical, bookkeeping, record-keeping, necessary software licences and subscriptions and other administrative services at such facilities. To the extent that OFS Services outsources any of its functions, we will pay the fees associated with such functions on a direct basis without incremental profit to OFS Services. See “Management and Other Agreements—Administration Agreement.”

License Arrangements	We have entered into a license agreement with OFSAM, under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS.” For a description of the license agreement, see “Management and Other Agreements—License Agreement.”

Risk Factors	An investment in our common stock is subject to risks. See “Risk Factors” beginning on page 19 of this prospectus to read about factors you should consider before deciding to invest in shares of our common stock.

Trading	Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have stockholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors.”

Custodian and Transfer Agent	will serve as our custodian, and will serve as our transfer and dividend paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Available Information	We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part, under the Securities Act of 1933, as amended (the “Securities Act”). This registration statement contains additional information about us and the shares of our common stock being offered by this prospectus. After the completion of this offering, we will be required to file periodic reports, current reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at 1-202-551-8090.

We maintain a website at                      and intend to make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus. You may also obtain such information free of charge by contacting us in writing at 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008, Attention: Investor Relations.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us,” “the Company” or “OFS Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in OFS Capital.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)%		(1)
Offering expenses (as a percentage of offering price)%		(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)%

Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	%	(4)
Incentive fees payable under Investment Advisory Agreement	%	(5)
Interest payments on borrowed funds	%	(6)
Other expenses	%	(7)(8)

Total annual expenses	%	(8)(9)

(1)	The sales load (underwriting discount and commission) with respect to the shares of our common stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $ .

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”

(4)	Our management fee will be % of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts). For the purposes of this table, we have assumed that the management fee will remain at % as set forth in the Investment Advisory Agreement. We may from time to time decide it is appropriate to change the terms of the agreement. Under the 1940 Act, any material change to our Investment Advisory Agreement must be submitted to stockholders for approval. The % reflected in the table is calculated on our net assets (rather than our total assets). See “Management and Other Agreements—Investment Advisory Agreement.”

(5)	The incentive fee consists of two parts:

The first, payable quarterly in arrears, equals         % of our pre-incentive fee net investment income (including income that is accrued but not yet received in cash), subject to a       % quarterly (      % annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, OFS Advisor receives no incentive fee until our net investment income equals the hurdle rate of       % but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than         %. The effect of this provision is that, if pre-incentive fee net investment income exceeds         % in any calendar quarter, OFS Advisor will receive         % of our pre-incentive fee net investment income as if a hurdle rate did not apply. The foregoing incentive fee is subject to a cumulative total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent         % of the cumulative net increase in net assets resulting from operations over the then current and          preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the          preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains, realized losses and unrealized capital depreciation for the then current and          preceding calendar quarters.

The hurdle rate is fixed at     %, which means that if interest rates rise, it will be easier for our net investment income to surpass the hurdle rate, which could lead to the payment of fees to OFS Advisor in an amount greater than expected. In addition, the portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) will be paid to OFS Advisor, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

The second part, payable annually in arrears, equals         % of our realized capital gains on a cumulative basis from inception through the end of the year, if any (or upon the termination of the Investment Advisory Agreement, as of the termination date), computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

See “Management and Other Agreements—Investment Advisory Agreement.”

(6)	OFS Funding is the borrower under the Existing Credit Facility, which had $113.2 million in outstanding borrowings as of December 31, 2009. In conjunction with this offering, we plan to seek a credit facility to finance investments and potentially for working capital requirements (the “New Credit Facility”). While we have had preliminary discussions with lenders concerning a new credit facility, there can be no assurance that we will be able to obtain such financing on favorable terms or at all.

Our stockholders bear directly or indirectly the costs of borrowings under the Existing Credit Facility, the New Credit Facility and other debt instruments we may enter into. The borrowing costs included in the table above reflect our interest expense under the Existing Credit Facility and the assumptions that (a) the amounts borrowed under the New Credit Facility will bear interest at an annual rate equal to LIBOR plus a margin of         %, (b) there will be an initial fee equal to         % of the stated principal amount of the New Credit Facility and (c) annual maintenance fees of         % will be payable by the borrower under the New Credit Facility. We do not anticipate adding additional leverage through an offering of preferred stock during the 12 months following this offering.

(7)	Includes estimated organizational expenses of $ (which are non-recurring) and our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by OFS Services. See “Management and Other Agreements—Administration Agreement.” “Other expenses” are based on estimated amounts for the current fiscal year.

(8)	Estimated.

(9)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We intend to borrow money to leverage our net assets and increase our total assets. The SEC requires that the “total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been purchased with borrowed amounts. If the “total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “total annual expenses” would be % of consolidated total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return(1)	$	$	$	$

(1)	The above illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation. The expenses you would pay, based on a $1,000 investment and assuming a 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gain incentive fee), and otherwise making the same assumptions in the example above, would be: 1 year, $ ; 3 years, $ ; 5 years, $ ; and 10 years, $ .

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

GLOSSARY OF CERTAIN TERMS

As used in this prospectus, except as otherwise indicated, the terms:

•

“we,” “us,” “our,” the “Registrant,” “Old OFSAM” and “OFS Capital” refer to OFS Capital, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of OFSAM, and OFS Capital, LLC’s consolidated subsidiaries for the periods prior to consummation of the BDC Conversion, and refer to OFS Capital Corporation, a Delaware corporation, and its consolidated subsidiaries for the periods after the consummation of the BDC Conversion;

•	“OFSAM” refers to Orchard First Source Asset Management, LLC, a Delaware limited liability company and our parent company prior to this offering;

•	“OFS Advisor” refers to OFS Capital Management, LLC, a Delaware limited liability company, wholly-owned subsidiary of OFSAM and our investment adviser;

•

“OFS senior professionals” refers to the senior professional employees of OFSC contracted to OFS Advisor under the Staffing Agreement described herein, who are deemed employees of OFS Advisor for all purposes under the 1940 Act and the Advisers Act;

•	“OFS Services” refers to OFS Capital Services, LLC, a Delaware limited liability company, wholly-owned subsidiary of OFSAM and our administrator;

•	“OFS” refers, collectively, to the activities and operations of OFSAM and its subsidiaries and certain affiliates;

•	“OFS Funding” refers to OFS Funding, LLC, a Delaware limited liability company, our wholly-owned subsidiary and the entity which holds our current investment portfolio;

•

“OFSC” refers to Orchard First Source Capital, Inc., a Delaware corporation and wholly-owned subsidiary of OFSAM, which employs all of OFSAM’s investment professionals, and is an affiliate of OFS Advisor; and

•	“Management” refers, collectively, to our directors and officers and to the officers of OFS Advisor and OFSC.

In this prospectus, we use the term “leveraged” to refer to companies of any size with non-investment grade debt outstanding or, if not explicitly rated, debt which we believe would be rated as non-investment grade based on their leverage levels and other terms. In addition, we use the term “middle-market” to refer to companies which may exhibit one or more of the following characteristics: number of employees between 150 and 2,000; revenues between $50 million and $300 million; annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) between $5 million and $50 million; generally, private companies owned by private equity firms or owners/operators; and enterprise value between $25 million and $500 million. See “The Company—Investment Criteria/Guidelines.”

RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks associated with the investment, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have never operated as a business development company or qualified to be treated as a RIC, and none of OFS Advisor or its affiliates has ever managed a business development company or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

We have never operated as a business development company or qualified to be treated as a RIC, and none of OFS Advisor or its affiliates has ever managed a business development company. As a result of our limited experience as a business development company, we are subject to the business risks and uncertainties associated with new entities of these types, including the risk that we will not achieve our investment objective, or that we will not qualify or maintain our qualification to be treated as a RIC, and that the value of your investment could decline substantially.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs. Business development companies are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business. Moreover, qualification for treatment as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. None of us, OFS Advisor or any of our or their respective affiliates has any experience operating under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We are dependent upon the OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFS and its affiliates.

We do not have any internal management capacity or employees. We will depend on the diligence, skill and network of business contacts of the OFS senior professionals to achieve our investment objective. Our future success will depend, to a significant extent, on the continued service and coordination of the OFS senior management team, particularly Glenn Pittson, Senior Managing Director of OFSC, Bilal Rashid, Senior Managing Director of OFSC, Jeffrey Cerny, Senior Managing Director of OFSC, Kathi Inorio, Senior Managing Director of OFSC and Robert Palmer, Managing Director of OFSC. Each of these individuals is an employee at will of OFSC and is not subject to an employment contract. In addition, we will rely on the services of Richard Ressler, Chairman of the executive committee of OFSAM and Chairman of OFS Advisor’s investment committee pursuant to a consulting agreement with Orchard Capital. The departure of Mr. Ressler or any of the senior managers of OFSC, or of a significant number of its other investment professionals, could have a material adverse effect on our ability to achieve our investment objective.

We expect that OFS Advisor will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that OFS senior professionals will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with OFS and its affiliates and do not develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio or achieve our investment objective. In addition, individuals with whom the OFS senior professionals have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.

OFS Advisor is a newly formed subsidiary of OFSAM that has no employees and will depend upon access to the investment professionals and other resources of OFS and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. OFS Advisor will also depend upon OFS to obtain access to deal flow generated by the professionals of OFS and its affiliates. Under a Staffing Agreement between OFSC, a subsidiary of OFSAM that employs all of OFS’s personnel, and OFS Advisor, OFSC has agreed to provide OFS Advisor with the resources necessary to fulfill these obligations. The Staffing Agreement provides that OFSC will make available to OFS Advisor experienced investment professionals and access to the senior investment personnel of OFSC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to this Staffing Agreement and cannot assure you that OFSC will fulfill its obligations under the agreement. If OFSC fails to perform, we cannot assure you that OFS Advisor will enforce the Staffing Agreement or that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of OFSC and its affiliates or their information and deal flow.

The investment committee that will oversee our investment activities is provided by OFS Advisor under the Investment Advisory Agreement. OFS Advisor’s investment committee consists of Richard Ressler (Chairman), Glenn Pittson, Bilal Rashid, Jeffrey Cerny, Kathi Inorio and Robert Palmer. The loss of any member of OFS Advisor’s investment committee or of other OFS senior professionals would limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition and results of operation.

Our business model depends to a significant extent upon strong referral relationships with financial institutions, sponsors and investment professionals. Any inability of OFS Advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon OFS Advisor to maintain OFS’s relationships with financial institutions, sponsors and investment professionals, and we intend to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If OFS Advisor fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of OFS Advisor have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.

We may not replicate the historical results achieved by OFSAM or other entities managed or sponsored by OFSAM and its other affiliates.

Our primary focus in making investments may differ from those of OFS Funding to date and from OFSAM’s other proprietary investments or the investments of other investment funds, accounts or other investment vehicles that are or have been managed by OFSAM or its other affiliates. In addition, other than an indirect interest in OFS Funding, investors in our common stock are not acquiring an interest in any such proprietary investments of OFSAM or any such investment funds, accounts or other investment vehicles. We may consider co-investing in portfolio investments with OFSAM or its other affiliates or other investment funds, accounts or investment vehicles managed by OFSAM or its other affiliates. Any such investments will be subject to regulatory limitations and approvals by directors who are not “interested persons,” as defined in the 1940 Act. We can offer no assurance, however, that we will obtain such approvals or develop opportunities that comply with such limitations. We also cannot assure you that we will replicate the historical results achieved by OFSAM or its other affiliates, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.

Our financial condition and results of operation will depend on our ability to manage our business effectively.

Our ability to achieve our investment objective and grow will depend on our ability to manage our business. This will depend, in turn, on OFS Advisor’s ability to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis will depend upon OFS Advisor’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. OFS Advisor will have substantial responsibilities under the Investment Advisory Agreement. The OFS senior professionals and other personnel of OFS Advisor’s affiliates, including OFSC, may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We have potential conflicts of interest related to obligations that OFS Advisor or its affiliates may have to other clients.

Although OFS Advisor currently contemplates that we will be the only investment vehicle managed by it or one of its affiliates with a primary investment strategy focused on investments in unitranche, one-stop, second-lien and mezzanine loans for middle-market companies in the United States, we may in the future have conflicts of interest with OFSAM and its affiliates or their respective other clients that elect to invest in one or more of these types of securities. The members of OFS Advisor’s investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds or other investment vehicles managed by OFS Advisor or its affiliates. Similarly, OFS Advisor and/or its affiliates may have, or may have other clients with, similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. OFS Advisor has agreed with our board of directors that allocations among us and other investment funds or other investment vehicles managed by OFS Advisor or its affiliates will generally be made based on capital available for investment in the asset class being allocated. Our board of directors will determine the amount of capital we have available for investment by asset class, and we expect that available capital for our investments will be determined based on the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors imposed by applicable laws, rules, regulations or interpretations. However, there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

OFS Advisor’s investment committee, OFS Advisor or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

OFS senior professionals and members of OFS Advisor’s investment committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Our incentive fee structure may create incentives for OFS Advisor that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to OFS Advisor. These fees are based on our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts). As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our total assets, other than cash and cash equivalents but including assets purchased with borrowed amounts, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, OFS Advisor or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

Many of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, our board of directors will determine the fair value of these securities in good faith as described below in “Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.” In connection with that determination, investment professionals from OFS Advisor may provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, the members of our board of directors who are not independent directors have a substantial indirect pecuniary interest in OFS Advisor. The participation of OFS Advisor’s investment professionals in our valuation process, and the indirect pecuniary interest in OFS Advisor by those members of our board of directors, could result in a conflict of interest since OFS Advisor’s management fee is based, in part, on our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts).

We may have additional conflicts related to other arrangements with OFS Advisor or its affiliates.

We have entered into a license agreement with OFSAM under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS.” See “Management and Other Agreements—License Agreement.” In addition, we will rent office space from another subsidiary of OFSAM and pay to that subsidiary our allocable portion of overhead and other expenses incurred in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our officers, including our chief financial officer and chief compliance officer. This will create conflicts of interest that our board of directors must monitor.

The Investment Advisory Agreement with OFS Advisor and the Administration Agreement with OFS Services were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to OFS Advisor, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with OFS Advisor, OFS Services and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. We consider OFS Advisor and its affiliates to be our affiliates for such purposes. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC.

We may, however, invest alongside OFSAM and its other affiliates or their respective other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that OFS Advisor, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside OFSAM and its other affiliates or their respective other clients as otherwise permissible under regulatory guidance, applicable regulations and OFS Advisor’s allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by OFS Advisor and approved by our board of directors, including our independent directors. The allocation policy will further provide that allocations among us and these other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors. It is our policy to base our determinations as to the amount of capital available for investment based on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts.

In situations where co-investment with such other accounts is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other accounts, OFS Advisor will need to decide which account will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which OFSAM and its other affiliates or a fund managed by OFSAM or its other affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of members of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain “joint transactions” between entities that share a common investment adviser. Historically, we have invested in a number of the same middle-market companies as a fund managed by OFSAM or one of its affiliates. Approximately 80% of our existing investments (measured by fair value) are in portfolio companies in which that fund is also invested. Most of these co-investments have been in securities of the same seniority and, prior to the completion of this offering, we will distribute to OFSAM four of these investments such that upon completion of this offering all such co-investments will be in securities of the same seniority. In connection with our election to be regulated as a business development company, we will not be permitted to co-invest with other funds managed by OFSAM or one of its affiliates in certain types of negotiated investment transactions unless we receive exemptive relief from the SEC permitting us to do so. Moreover, we may be limited in our ability to make follow-on investments or liquidate our existing equity investments in such companies. Although we intend to apply to the SEC for exemptive relief to permit such co-investment and liquidity transactions, subject to certain conditions, we cannot be certain that our application for such relief will be granted or what conditions will be placed on such relief.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we plan to make. We will compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face may have a material adverse effect on our business, financial condition and results of operations. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

With respect to the investments we make, we will not seek to compete based primarily on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we expect to compete generally on the basis of pricing terms. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. We may also compete for investment opportunities with OFSAM and its other affiliates or accounts managed by OFSAM or one of its other affiliates. Although OFS Advisor will allocate opportunities in accordance with its policies and procedures, allocations to such other accounts will reduce the amount and frequency of opportunities available to us and may not be in the best interests of us and our stockholders. Moreover, the performance of investments will not be known at the time of allocation.

We will be subject to corporate-level income tax if we are unable to qualify or maintain our qualification as a RIC.

Although we intend to elect to be treated as a RIC under Subchapter M of the Code for 2010 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain RIC status. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed to our stockholders, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. In addition, we will be subject to a 4% nondeductible federal excise tax to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. We will be subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify and maintain our qualification for the tax benefits available to RICs and, thus, may be subject to corporate-level income tax. To qualify and maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

An extended continuation of the disruption in the capital markets and the credit markets could negatively affect our business.

As a business development company, we must maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Since the middle of 2007, the capital markets and the credit markets have been experiencing extreme volatility and disruption and, accordingly, there has been and will continue to be uncertainty in the financial markets in general. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

Once we have fully invested the net proceeds of this offering, we will access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to pursue new business opportunities and grow our business. In addition, we will be required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to qualify for the tax benefits available to RICs. As a result, these earnings will not be available to fund new investments. An inability to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which may have an adverse effect on the value of our securities.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as the accretion of original issue discount. This may arise if we receive warrants in connection with the making of a loan or in other circumstances, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash. Additionally, some assets may have been transferred to us with built-in-gain (i.e., assets in respect of which our basis is less than fair market value upon receipt of such assets (“built-in-gain assets”)).

That part of the incentive fee payable by us that relates to our net investment income is computed on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Although we do not pay to OFS Advisor any portion of the incentive fee attributable to deferred interest until we receive such interest in cash, it is possible that we will fail to collect interest in such an amount that our pre-incentive fee net investment income would not have exceeded the hurdle rate for one or more quarters if such investments did not permit interest deferral. Consequently, we may make incentive fee payments on income in circumstances where we otherwise would not have done so and with respect to which we do not have a clawback right against OFS Advisor. For example, if in a particular quarter our pre-incentive fee net investment income equals       % of our net assets, of which       % is attributable to cash interest and       % is attributable to deferred interest, our pre-incentive fee net investment income will exceed the       % hurdle and we will be obligated to pay an incentive fee to OFS Advisor in respect of the portion that is attributable to cash interest. However, if we ultimately never collect any of the deferred interest, and had not accrued for such interest in the quarter in question, our pre-incentive fee net investment income would not have exceeded the hurdle and we would not have paid any incentive fee to OFS Advisor.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to qualify for the tax benefits available to RICs. In such a case, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations and sourcings to meet these distribution requirements. If we sell built-in-gain assets, we may be required to recognize taxable income in respect of the built-in-gain on such assets. In such a case, we would have to distribute all of our taxable gain (including the built-in-gain) in respect of such sale to avoid the imposition of entity-level tax on such gain. If we are not able to obtain such cash from other sources, we may fail to qualify for the tax benefits available to RICs and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. Under a recently-issued IRS revenue procedure, up to 90% of any such taxable dividend with respect to a taxable year ending on or before December 31, 2011 could be payable in our stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

In addition, as discussed above, our loans may contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To avoid the imposition of corporate-level tax on us, this non-cash source of income needs to be paid out to stockholders in cash distributions or, in the event that we rely on the IRS revenue procedure, in shares of our common stock, even though we have not yet collected and may never collect the cash relating to the PIK interest. As a result, if we distribute taxable dividends in the form of our common stock, we may have to distribute a stock dividend to account for PIK interest even though we have not yet collected the cash. Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital. As a business development company, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.

Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital. As a business development company, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted as a business development company to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. As of May 31, 2010 and December 31, 2009, our subsidiary, OFS Funding, had $79.6 million and $113.2 million, respectively, outstanding under our Existing Credit Facility and was not permitted to invest in new obligors within the Existing Credit Facility.

In conjunction with this offering, we plan to seek a credit facility to finance investments and potentially for working capital requirements. While we have had preliminary discussions with lenders concerning a new credit facility, there can be no assurance that we will be able to obtain such financing on favorable terms or at all.

No person or entity from which we borrow money will have a veto power or a vote in approving or changing any of our fundamental policies. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. Holders of our common stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. In addition, any interests of preferred stockholders may not necessarily align with the interests of holders of our common stock and the rights of holders of shares of preferred stock to receive dividends would be senior to those of holders of shares of our common stock. We do not, however, anticipate issuing preferred stock during the 12 months following our this offering.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

Our Existing Credit Facility may restrict our ability to take advantage of additional investment opportunities or make distributions to our stockholders.

For so long as the Existing Credit Facility is outstanding, we are required by the terms of the Existing Credit Facility to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of our current investments, net of payment of specified operating expenses and tax distributions, to repay amounts outstanding under the Existing Credit Facility, which could adversely affect our ability to grow our business and make distributions to our stockholders. Accordingly, we may be forced to sell a portion of our investments quickly and prematurely to meet outstanding financing obligations under our Existing Credit Facility and/or support working capital requirements at what may be disadvantageous prices, any of which would have a material adverse effect on our business, financial condition and results of operations.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a business development company, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment.

We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. Our current portfolio is financed via the Existing Credit Facility with Bank of America with an expiration date of September 30, 2012. As of May 31, 2010, OFS Funding had $79.6 million outstanding under our Existing Credit Facility. Our lender has fixed dollar claims on the assets of our subsidiary, OFS Funding, that are superior to the claims of our common stockholders, and we would expect our lender to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments we may enter into with lenders. In addition, under the terms of any credit facility or other debt instrument we enter into, we are likely to be required by its terms to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make dividend payments on our common stock or preferred stock. Our ability to service our debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, because the management fee payable to OFS Advisor is payable based on our total assets (which includes cash, cash equivalents and assets purchased with borrowed amounts), OFS Advisor will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management fee payable to OFS Advisor.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on OFS Advisor’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%		10%
Corresponding return to common stockholder(1)	-%	-%	-%		%		%

(1)	Assumes $205.1 million in total assets, $89.7 million in debt outstanding and $111.5 million in net assets as of March 31, 2010 and an average cost of funds of 3.25%, which was our weighted average borrowing for the quarter ended March 31, 2010.

Based on our outstanding indebtedness of $89.7 million as of March 31, 2010, an unused commitment fee under our Existing Credit Facility of 50 basis points per quarter and the effective annual interest rate under the Existing

Credit Facility of LIBOR + 300 basis points as of that date, our investment portfolio must experience an annual cash return of at least 1.43% to cover annual interest payments on the Existing Credit Facility. We do not anticipate adding additional leverage through an offering of preferred stock during the 12 months following this offering.

To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with issuances of equity and long-term debt securities. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

You should also be aware that a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to OFS Advisor.

We may enter into reverse repurchase agreements, which are another form of leverage.

We may enter into reverse repurchase agreements as part of our management of our temporary investment portfolio. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, we will be required to repay the loan and correspondingly receive back our collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of us.

Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to purchase. In addition, there is a risk that the market value of the securities retained by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are less than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements transactions, our net asset value would decline, and, in some cases, we may be worse off than if we had not used such instruments.

We are currently operating in a period of capital markets disruption.

The U.S. capital markets have been experiencing extreme volatility and disruption for more than two years, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. A prolonged period of market illiquidity may have an adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations and sourcings, limit our ability to grow and negatively impact our operating results.

Adverse developments in the credit markets may impair our ability to enter into the New Credit Facility or to extend or refinance our Existing Credit Facility.

During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited routine refinancing and loan modification transactions and even reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. As a result, it may be difficult for us to renew, extend or refinance our Existing Credit Facility, to enter into the New Credit Facility or to obtain other financing to finance the growth of our investments on acceptable economic terms, or at all.

If we are unable to renew or replace our Existing Credit Facility, enter into the New Credit Facility or consummate new facilities on commercially reasonable terms, our liquidity will be reduced significantly. If we are unable to repay amounts outstanding under our Existing Credit Facility or any other facility and are declared in default or are unable to renew or refinance these facilities, we would not be able to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility of the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to business development companies. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition and results of operations.

If we do not maintain our status as a business development company, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end fund, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.

We expect that many of our portfolio investments will take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we will value these securities at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our securities. Most of our investments (other than cash and cash equivalents) will be classified as Level 3 under Statement of Financial Accounting Standards 157, Fair Value Measurement (ASC Topic 820) (“FAS 157 (ASC Topic 820)”). This means that our portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. We expect that inputs into the determination of fair value of our portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We expect to retain the services of one or more independent service providers to review the valuation of these securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We will adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of income as net change in unrealized appreciation or depreciation.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

New or modified laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of OFS Advisor to other types of investments in which OFS Advisor may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. Under Delaware law, we also cannot be dissolved without prior stockholder approval except by judicial action. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the price value of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.

Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

The General Corporation Law of the State of Delaware (the “DGCL”) contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series and to cause the issuance of additional shares of our stock. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

OFS Advisor can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

OFS Advisor has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If OFS Advisor resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by OFS Advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

OFS Services can resign from its role as our Administrator under the Administration Agreement, and we may not be able to find a suitable replacement, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

OFS Services has the right to resign under the Administration Agreement, whether we have found a replacement or not. If OFS Services resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by OFS Services. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and other rules implemented by the SEC.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

Under current SEC rules, beginning with our fiscal year ending December 31, 2011, we will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting.

As a result, we expect to incur additional expenses in the near term that may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be adversely affected.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is highly dependent on the communications and information systems of OFS Advisor and its affiliates. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Risks Related to Our Investments

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower.

Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors.

Current market conditions have materially and adversely affected debt and equity capital markets in the United States and around the world.

Beginning in 2007 and continuing into 2010, the global capital markets have experienced a period of disruption resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market. These events, along with the deterioration of the housing market, illiquid market conditions, declining business and consumer confidence and the failure of major financial institutions in the United States, led to a general decline in economic conditions. This economic decline has materially and adversely affected the broader financial and credit markets and has reduced the availability of debt and equity capital for the market as a whole and to financial firms in particular. We have not originated any new loans since May 2007 as a result of this economic deterioration. To the extent that we wish to use debt to fund our investments, the debt capital that will be available to us, if at all, may be at a higher cost, and on terms and conditions that may be less favorable, than what we expect, which could negatively affect our financial performance and results. A prolonged period of market illiquidity may cause us to reduce the volume of loans we originate and/or fund below historical levels and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, and results of operations. The continuation or further deterioration of current market conditions could materially and adversely affect our business.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. In addition, our mezzanine loans are generally subordinated to senior loans and are generally unsecured. As such, other creditors may rank senior to us in the event of an insolvency. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Investing in our securities may involve an above-average degree of risk.

Substantially all of our investment portfolio currently consists of senior secured loans. Following this offering, we intend to invest primarily in unitranche, one-stop loans, second-lien loans, mezzanine debt and select equity investments issued by leveraged companies, which may result in a higher amount of risk than alternative investments, volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

Our investments in private and middle-market portfolio companies are risky, and you could lose all or part of your investment.

Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we expect to rely on the ability of OFS Advisor’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and OFS Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

The lack of liquidity in our investments may adversely affect our business.

All of our assets may be invested in illiquid securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, OFS Advisor, OFSAM or any of its other affiliates have material nonpublic information regarding such portfolio company.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities,

•	the enterprise value of a portfolio company,

•	the nature and realizable value of any collateral,

•	the portfolio company’s ability to make payments and its earnings and discounted cash flow,

•	the markets in which the portfolio company does business, and

•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition and results of operations.

We have not yet identified the portfolio company investments we will acquire using the proceeds of this offering.

While we currently hold a portfolio of investments, we have not yet identified additional potential investments for our portfolio that we will acquire with the proceeds of this offering. Privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring, and we cannot assure you that we will achieve our anticipated investment pace. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing our shares of common stock. Additionally, OFS Advisor will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

During this period, we will invest these amounts in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. We expect these temporary investments to earn yields substantially lower than the income that we expect to receive in respect of investments in junior debt securities. As a result, any distributions we make during this period may be substantially smaller than the distributions that we expect to pay when our portfolio is fully invested.

We will be a non-diversified investment company within the meaning of the 1940 Act, and therefore we will not be limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We will be classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we will not be limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our asset diversification requirements as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Although we believe our portfolio is well-diversified across companies and industries, our portfolio is and may in the future be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements or the desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by OFS Advisor’s allocation policy.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we generally do not hold controlling equity positions in our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest a portion of our capital in unitranche, one-stop, second-lien and mezzanine loans issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second-priority basis by the same collateral securing senior secured debt of such companies. The first-priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first-priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second-priority liens after payment in full of all obligations secured by the first-priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second-priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first-priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

Our base management fee may induce OFS Advisor to cause us to incur leverage.

Our base management fee is payable based upon our total assets, other than cash and cash equivalents but including assets purchased with borrowed amounts. This fee structure may encourage OFS Advisor to cause us to borrow money to finance additional investments. Under certain circumstances, the use of borrowed money may increase the likelihood of default, which would disfavor holders of our common stock, including investors in the common stock offered by this prospectus. Given the subjective nature of the investment decisions made by OFS Advisor on our behalf, our board of directors may not be able to monitor this potential conflict of interest effectively.

Our incentive fee may induce OFS Advisor to make certain investments, including speculative investments.

The incentive fee payable by us to OFS Advisor may create an incentive for OFS Advisor to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to OFS Advisor is determined may encourage OFS Advisor to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor our stockholders, including investors in this offering.

OFS Advisor receives an incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, OFS Advisor may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

OFS Advisor’s liability will be limited under the Investment Advisory Agreement, and we have agreed to indemnify OFS Advisor against certain liabilities, which may lead OFS Advisor to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, OFS Advisor will not assume any responsibility to us other than to render the services called for under that agreement, and it will not be responsible for any action of our board of directors in following or declining to follow OFS Advisor’s advice or recommendations. Under the terms of the Investment Advisory Agreement, OFS Advisor and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of OFS Advisor’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify OFS Advisor and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead OFS Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may be subject to additional risks if we engage in hedging transactions and/or invest in foreign securities.

The 1940 Act generally requires that 70% of our investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. Our investment strategy does not presently contemplate investments in securities of non-U.S. companies. We expect that these investments would focus on the same junior debt securities investments that we intend to make in U.S. middle-market companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in securities of emerging market issuers involves many risks, including economic, social, political, financial, tax and security conditions in the emerging market, potential inflationary economic environments, regulation by foreign governments, different accounting standards and political uncertainties. Economic, social, political, financial, tax and security conditions also could negatively affect the value of emerging market companies. These factors could include changes in the emerging market government’s economic and fiscal policies, the possible imposition of, or changes in, currency exchange laws or other laws or restrictions applicable to the emerging market companies or investments in their securities and the possibility of fluctuations in the rate of exchange between currencies.

Engaging in either hedging transactions or investing in foreign securities would entail additional risks to our stockholders. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

We may not realize gains from our equity investments.

When we invest in unitranche, one-stop, second-lien and mezzanine loans, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and, may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

The SBIC subsidiary, if it is granted an SBIC license, will be subject to SBA regulations.

We intend to acquire or establish the SBIC LP, which will apply for a license from the SBA to operate as an SBIC. Upon receipt of an SBIC license, the SBIC subsidiary will be regulated by the SBA. Receipt of an SBIC license will allow the SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBIC requirements may cause the SBIC subsidiary to forego attractive investment opportunities that are not permitted under SBA regulations.

SBA regulations currently limit the amount that the SBIC subsidiary may borrow up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. If the SBIC subsidiary fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit it from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because the SBIC subsidiary will be our wholly-owned subsidiary.

We expect to apply for exemptive relief from the SEC to permit us to exclude the debt of the SBIC subsidiary guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. If we receive an exemption for this SBA debt, we would have increased capacity to fund investments with debt capital.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending or investing outside of the United States, and providing funds to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, the SBIC subsidiary may also be limited in its ability to make distributions to us if it does not have sufficient capital, in accordance with SBA regulations.

If the SBIC subsidiary receives a license, it will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that the SBIC subsidiary will receive SBA-guaranteed debenture funding, and such funding is dependent upon the SBIC subsidiary’s continuing to be in compliance with SBA regulations and policies.

The SBA, as a creditor, will have a superior claim to the SBIC subsidiary’s assets over our stockholders in the event we liquidate the SBIC subsidiary or the SBA exercises its remedies under the SBA debentures issued by the SBIC subsidiary in the event of a default.

We are currently in discussions with a party that has applied for a license from the SBA to operate as an SBIC, but we cannot assure you that we will complete the SBIC subsidiary transaction. In addition, we cannot assure you that the SBIC subsidiary will receive an SBIC license, that we will receive the exemptive relief from the SEC relating to excluding the SBIC subsidiary’s debt from our 200% asset coverage test or that the SBIC subsidiary will receive the capital commitment from the SBA necessary to begin issuing SBA-guaranteed debentures.

The SBIC subsidiary, if licensed as an SBIC, may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from the SBIC subsidiary. We will be partially dependent on the SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. The SBIC subsidiary may be limited by the Small Business Investment Act of 1958 and SBA regulations governing SBICs from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for the SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver and if the SBIC subsidiary is unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Risks Relating to This Offering

We cannot assure you that we will be able to deploy the proceeds of this offering within the timeframe we have contemplated.

We anticipate that substantially all of the net proceeds of this offering will be invested in portfolio companies in accordance with our investment objective within six months after the completion of this offering.

We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy those proceeds successfully in that timeframe. To the extent we are unable to invest those proceeds within our contemplated timeframe after the completion of this offering, our investment income and, in turn, our results of operations, will likely be materially adversely affected.

There is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a business development company, we may be limited in our ability to make distributions.

Investing in our common stock may involve an above-average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay and may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	failure to qualify for treatment as a RIC or loss of RIC or business development company status;

•	changes or perceived changes in earnings or variations in operating results;

•	changes or perceived changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of OFS Advisor’s, OFSC’s or any of their affiliates’ key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may allocate the net proceeds from this offering in ways with which you may disagree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may disagree or for purposes other than those contemplated at the time of the offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of our initial public offering, pending full investment, are used to pay operating expenses.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that a market for our common stock will develop or that the market price of shares of our common stock will not decline following the offering.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. We intend to apply to have our common stock listed on The Nasdaq Global Market, but we cannot assure you that our application will be approved. In addition, we cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after our initial public offering. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and commissions and related offering expenses. Also, shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock will trade at, above or below net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of a majority of our stockholders (including a majority of our unaffiliated stockholders) and our independent directors for such issuance.

Investors in this offering will experience immediate dilution upon the closing of the offering.

If you purchase shares of our common stock in this offering, you will experience immediate dilution of $             per share because the price that you pay will be greater than the pro forma net asset value per share of the common stock you acquire. This dilution is in large part due to the expenses incurred by us in connection with the consummation of this offering. Investors in this offering will pay a price per share of common stock that exceeds the tangible book value per share after the closing of the offering.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our inexperience operating a business development company;

•	our dependence on key personnel;

•	our ability to maintain or develop referral relationships;

•	our ability to replicate historical results;

•	the ability of OFS Advisor to identify, invest in and monitor companies that meet our investment criteria;

•	actual and potential conflicts of interest with OFS Advisor and other affiliates of OFSAM;

•	constraint on investment due to access to material nonpublic information;

•	restrictions on our ability to enter into transactions with our affiliates;

•	competition for investment opportunities;

•	our ability to qualify and maintain our qualification as a RIC and as a business development company;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the timing of cash flows from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions from our portfolio companies;

•	restrictions on investment under our Existing Credit Facility;

•	the use of borrowed money to finance a portion of our investments;

•	the general economy and its impact on the industries in which we invest; and

•	the effect of new or modified laws or regulations governing our operations.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include, among other things, those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of                  shares of our common stock in this offering will be approximately $             million (or approximately $             million if the underwriters exercise their over-allotment option in full), assuming an initial public offering price of $             per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $             payable by us.

We intend to use the net proceeds of this offering to invest in portfolio companies in accordance with our investment objective and the strategies described in this prospectus and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We intend to use substantially all of the net proceeds of this offering for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

Pending such investments, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

Subsequent to the completion of this offering, and to the extent we have income and cash available, we intend to distribute quarterly dividends to our stockholders, beginning with the first full calendar quarter after the completion of this offering. Our quarterly dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

Our              fiscal quarter dividend distribution, payable in                      2010, is expected to be between $             and $             per share. We anticipate that this dividend will be paid from income primarily generated by interest and dividend income earned on our investment portfolio. The specific tax characteristics of the dividend will be reported to stockholders after the end of the calendar year.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our first taxable year ending December 31, 2010. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our net ordinary income for such calendar year; (2) 98% of our net capital gains in excess of capital losses for the one-year period ending on October 31 of that calendar year or, if we have a taxable year that ends on November 30 or December 31 and so elect, for our taxable year; and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Unless you elect to receive your dividends in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any dividends reinvested through the issuance of shares through our dividend reinvestment plan will increase our assets on which the base management fee and the incentive fee are determined and paid to OFS Advisor. See “Dividend Reinvestment Plan.”

THE BDC CONVERSION

Substantially all of the investments that we will own upon the closing of this offering are held by our wholly-owned subsidiary, OFS Funding. All of the outstanding limited liability company interests in OFS Funding are held by OFS Finance, LLC. OFS Finance, LLC is our wholly-owned subsidiary and will merge with us in connection with the BDC Conversion.

Immediately prior to the date of this prospectus and our election to be treated as a business development company, we will complete a conversion pursuant to which, by operation of law, OFS Capital Corporation will succeed to the business of OFS Capital, LLC and its consolidated subsidiaries, and OFSAM, the sole member of OFS Capital, LLC will become the sole stockholder of OFS Capital Corporation. The entity issuing and selling shares of common stock to investors in this offering is OFS Capital Corporation. Upon completion of this offering, OFSAM will own an interest of approximately         % in us, and OFS Funding will remain our wholly-owned subsidiary.

Our election following this offering to be treated as a business development company under the 1940 Act will require us to change some of the accounting principles used to prepare our consolidated financial statements. After the business development company election, our consolidated financial statements will be prepared in accordance with Article 6 of Regulation S-X, which, among other things, will require us to report our portfolio investments at fair value with changes in value reported through our consolidated financial statements. Additionally, the business development company election will result in changes in the way we manage our business and our capital structure, including the amount of our borrowings. Accordingly, our historical consolidated balance sheet and statement of income may not be indicative of our financial condition and results of operations after we make the election. Please refer to “Unaudited Pro Forma Condensed Combined Financial Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus for detailed analysis and discussion of how this business development company election will impact our December 31, 2009 and March 31, 2010 historical financial statements.

CAPITALIZATION

The following table sets forth:

•

the actual capitalization of OFS Capital, LLC and its subsidiaries at March 31, 2010 (but giving effect to changes in accounting principles as a result of our election to be treated as a business development company immediately following the completion of this offering, which requires all of our investments to be carried at market value, or for investments with no ascertainable market value, fair value as determined by our board of directors, as further described in the section of this prospectus entitled “Unaudited Pro Forma Condensed Combined Financial Statements”); and

•

the pro forma capitalization of OFS Capital Corporation as adjusted to reflect (a) the sale of                  shares of our common stock in this offering at an assumed initial public offering price of $             per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus) after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $             million payable by us; and (b) completion of the BDC Conversion.

	As of March 31, 2010
	OFS Capital, LLC Actual	OFS Capital Corporation Pro Forma(1)
	(unaudited)	(unaudited)
	(Dollars in Thousands)
Assets:
Cash and cash equivalents	$5,191	$5,191
Loans receivable	191,418	178,738
Loan held for sale	1,730	2,209
Interest receivable	746	746
Deferred financing closing costs, net of accumulated amortization of $2,663	1,286	1,286
Deferred offering costs	289	289
Equity investments	4,461	4,194

Total assets	$205,121	$192,653

Liabilities:
Revolving line of credit	$89,695	$89,695
Interest payable	710	710
Due to affiliated entities	2,854	2,854
Other liabilities	393	393

Total liabilities	93,652	93,652

Members Equity	111,469	99,001
Stockholders’ Equity:
Common stock, par value $0.01 per share; shares authorized; shares issued and outstanding, pro forma	$	$
Capital in excess of par

Total liabilities and stockholders’ equity	$205,121	$192,653

Pro forma net asset value		$99,001

(1)	Reflects the completion of the BDC Conversion, including the conversion of all outstanding limited liability company interests of OFS Capital, LLC into shares of common stock of OFS Capital Corporation, immediately prior to the date of this prospectus, at an average estimated price of $ per share. See “The BDC Conversion.”

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma net asset value per share after this offering. Net asset value per share is determined by dividing our net asset value, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.

Prior to the BDC Conversion, we had one limited liability company interest outstanding. Our net asset value as of March 31, 2010 was approximately $111.5 million. Our pro forma net asset value was $99.0 million, or approximately $             per share of common stock (giving pro forma effect to the BDC Conversion). After giving effect to the sale of                  shares to be sold in this offering at an assumed initial public offering price of $             per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus) and the deduction of discounts and estimated expenses of this offering payable by us, our pro forma net asset value would have been approximately $            , or $             per share, representing an immediate increase in net asset value of $             per share and an immediate dilution of $             per share to shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis:

Assumed initial public offering price per share	$
Net asset value per share after BDC Conversion
Increase in net asset value per share attributable to new stockholders in this offering

Pro forma net asset value per share after this offering	$

Dilution per share to new stockholders (without exercise of the over-allotment option)	$

If the underwriters exercise in full their over-allotment option to purchase additional shares of our common stock in this offering, the pro forma net asset value per share after this offering would be $             per share, the increase in the pro forma net asset value per share to existing stockholders would be $             per share and the dilution to new stockholders purchasing shares in this offering would be $             per share.

The following table summarizes, as of March 31, 2010, the number of shares of common stock purchased from us, the total consideration paid to us and the average price per share (1) paid by OFSAM after giving effect to the BDC Conversion and (2) to be paid by new investors purchasing shares of common stock in this offering at the initial public offering price of $             per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), before deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

	Shares Purchased		Total Consideration		Average Price Per Share
	Number	%	Amount	%
Existing stockholder		%	$	%	$
New stockholders

Total		%	$	%	$

SELECTED FINANCIAL AND OTHER INFORMATION

You should read the following selected consolidated historical financial data below in conjunction with the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements, related notes and other financial information included in this prospectus. The selected financial data in this section is not intended to replace the consolidated financial statements and is qualified in its entirety by the consolidated financial statements and related notes included in this prospectus.

We derived the selected consolidated financial data for the year ended December 31, 2009 from our audited consolidated financial statements and related notes, which are included elsewhere in this prospectus. We derived the selected consolidated financial data for the year ended December 31, 2008 from our audited consolidated financial statements and related notes, which are not included in this prospectus. We derived the selected consolidated financial data for the years ended December 31, 2005, 2006 and 2007 from our unaudited consolidated financial statements and related notes, which are not included in this prospectus. Our results for periods less than a year may not be indicative of full year results. We derived the selected consolidated financial data for the quarters ended March 31, 2009 and 2010 from our unaudited consolidated financial statements and related notes, which are included elsewhere in this prospectus. In the opinion of management, the unaudited consolidated financial statements presented include all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the information set forth therein.

Our anticipated election to be treated as a business development company under the 1940 Act and to be treated as a RIC under the Code will require us to change some of the accounting principles used to prepare our consolidated financial statements. These elections also will result in changes in the presentation of our financial statements. Additionally, these elections will result in changes in the way we manage our business and our capital structure, including the amount of our borrowings. Accordingly, our historical consolidated balance sheet and statement of income may not be indicative of our financial condition and results of operations after we make these elections. See the section of this prospectus entitled “Unaudited Pro Forma Condensed Combined Financial Statements.”

	Quarters Ended March 31,			Years Ended December 31,
	2010	2009		2009		2008		2007	2006	2005
	(Unaudited)	(Unaudited)(1)		(1)				(Unaudited)	(Unaudited)	(Unaudited)
	(Dollar in Thousands)
Interest and fees on loans	$3,191	$4,597		$16,812		$25,811		$44,606	$35,873	$23,304
Other interest income	—	313		711		2,659		8,875	7,785	5,623
Interest expense	848	2,136		7,131		19,594		40,987	39,774	29,5204

Net interest income	2,343	2,774		10,392		8,876		12,494	3,884	(593)
Provision for loan losses(13)	—	—		6,886		23,754	(4)	5,570	2,645	10,510

Net interest income after provision for loan losses	2,343	2,774		3,506		(14,878)		6,924	1,239	(11,103)
Other income (expense)
Management fee income - related party(2)	—	1,100		4,575		4,499		4,445	1,377	—
Realized gain (loss) on sale of assets	(609)	—		6,030		(2,111)		2,570	35,493 (8)	(1,215)
Unrealized gain on warrants	12	—		—		—		—	—	—
Cancellation of debt income	—	—		—		189,525	(5)	—	—	—
Write-down of structured securities and impairment of other equity investments	—	—		(819)		—		—	(2,432)	—
Amortization and write-off of deferred financing costs	(214)	(2,304	)(11)	(3,058	)(11)	(7,627	)(6)	(688)	(742)	(10,567	)(9)
Fee and other income	138	193		1,794		2,561		3,869	5,637	3,449
Management fee expense-related party(14)	(542)	—		—		—		—	—	—

Total other income (expense)	(1,215)	(1,011)		8,522		186,847		10,196	39,333	(8,333)

Operating expenses	81	2,199		8,806		8,602		12,506	9,342	8,918

Income (loss) before non-controlling interest and income tax expense (benefit)	1,047	(436)		3,222		163,367		4,614	31,230	(28,354)
Non-controlling interest	—	—		—		—		—	—	8,026	(10)

Income (loss) before income tax expense (benefit)	1,047	(436)		3,222		163,367		4,614	31,230	(20,328)
Income tax expense (benefit)	—	(58)		(36)		53		363	484	32

Net income (loss)	$1,047	$(378)		$3,258		$163,314		$4,251	$30,746	$(20,360)

	Quarters Ended March 31,		Years Ended December 31,
	2010	2009	2009		2008		2007	2006	2005
	(Unaudited)	(Unaudited)(1)	(1)				(Unaudited)	(Unaudited)	(Unaudited)
	(Dollar in Thousands)
Selected Period-End Balances:
Gross loans receivable	$203,576	$297,854	$236,147	(7)	$290,680	(7)	$415,679	$410,515	$392,571
Cash and cash equivalents	5,191	33,609	7,373		35,611		234,005	153,312	166,763
Investments in equity and structured securities(3)	4,461	33,280	53		41,520		40,293	33,849	51,179
Total assets	205,121	352,777	228,549		352,480		698,519	610,758	619,019
Borrowings	89,695	214,850	113,208		224,523		708,721	618,513	621,922
Members’ equity (deficit)	111,469	123,759	111,350		125,037		(21,476)	(17,573)	(22,302)

Selected Average Balances:
Gross loans receivable	219,862	294,267	263,414		353,180		413,097	401,543	304,051
Total assets	216,835	352,629	290,515		525,500		654,639	614,889	493,063
Borrowings	101,452	219,687	168,866		466,622		663,617	620,218	484,091
Members’ equity (deficit)	111,440	124,398	118,194		51,781		(19,525)	(19,938)	(7,505)

Operating Ratios and Other Data:
Average annualized yield on investment portfolio(12)	5.81%	6.25%	6.38%		7.31%		10.80%	8.93%	7.66%
Number of portfolio companies (at quarter or year end)	53	64	60		79		108	95	85

(1)	Income statement data for the quarter ended March 31, 2010 and year ended December 31, 2009 still included operations of our affiliates. As a result of the 2009 Reorganization (as defined below) (see our December 31, 2009 consolidated financial statements included elsewhere in this prospectus for more details about the 2009 Reorganization), we transferred our 100% membership interests in those affiliates to our parent company, OFSAM. See our pro forma adjustments related to the 2009 Reorganization in our Unaudited Pro Forma Condensed Combined Financial statements included elsewhere in this prospectus.

(2)	Except for the quarter ended March 31, 2010, this represented the fees we generated from managing a collateralized loan obligation (“CLO”) prior to December 31, 2009. As a result of the 2009 Reorganization, we assigned our management rights of the CLO to OFSAM. Effective January 1, 2010, we no longer generate any management fee from this CLO.

(3)	Our interest in Vidalia (defined elsewhere in this prospectus) was sold in 2009 (see our December 31, 2009 consolidated financial statements included elsewhere in this prospectus for details of the sale). Our investments in structured securities were transferred to our affiliate as a result of the 2009 Reorganization. At December 31, 2009, we only had minimum amount of equity investments recorded on our consolidated balance sheet. During the first quarter of 2010, we received equity interests from two of our borrowers during our loan restructuring, which were valued at $4,396 at time of restructuring.

(4)	Prior to 2008, our allowance for loan losses consisted of only one component, the specific reserve component. Effective for fiscal year 2008, we included a general reserve as a second component of our allowance for loan losses. This amount reflected an additional provision we recorded related to our estimated general reserve on our performing loans as of December 31, 2008 as well as additional specific reserves. Please refer to our Significant Accounting Policies included in our December 31, 2009 consolidated financial statements for our accounting policies related to loan loss allowance.

(5)	This represented income we recognized in 2008 as a result of our subordinated noteholders’ forgiveness of a portion of our subordinated debt during our debt refinancing.

(6)	$6,228 was related to the write-off of unamortized deferred financing costs upon our payoff of the old debt during our refinancing.

(7)	The declines in loan receivables at December 31, 2009 and 2008 were primarily due to our limited reinvestment activity and loan payoffs and sales in 2008.

(8)	This represented the net gains we recognized in 2006 upon our sale of certain deeply discounted distressed securities.

(9)	$8,591 was related to the write-off of unamortized deferred financing costs upon our payoff of the old debt during our refinancing.

(10)	We bought out all the membership interests held by our non-controlling interest holders in one of our subsidiaries in 2006.

(11)	Included a write-off of deferred financing costs of $2,008 as a result of our voluntary reduction of our Bank of America loan facility in 2009.

(12)	The average annualized yield on investment portfolio is computed as the (a) total interest and fees on loans divided by (b) the average gross loans receivable.

(13)	For the quarter ended March 31, 2010 and 2009, we did not record any loan loss provision based on our loan impairment analysis.

(14)	This represented our accrued and unpaid servicing fees due to our parent OFSAM, for the quarter ended March 31, 2010 under our Amended and Restated Sale and Servicing Agreement (“Amended SSA”) with Bank of America (See our March 31, 2010 unaudited consolidated financial statement included members in this prospectus for more details).

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Our anticipated election to be treated as a business development company under the 1940 Act and to be treated as a RIC under the Code will require us to change some of the accounting principles used to prepare our consolidated financial statements. These elections also will result in changes in the presentation of our financial statements. We refer to these changes, which are described in the first two bullets below and in more detail under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” collectively as the “BDC/RIC Elections Adjustments.” In addition, as described in the third bullet below and in more detail under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” on December 31, 2009, we undertook certain steps as part of a reorganization designed to facilitate this offering, referred to collectively as the “2009 Reorganization.”

Specifically, the unaudited pro forma condensed combined balance sheets at March 31, 2010 and December 31, 2009, and the unaudited pro forma condensed combined statement of income for the three months ended March 31, 2010 and for the year ended December 31, 2009, give effect to the following:

•

our qualification as a BDC and changes in accounting principles as a result of our election to be treated as a BDC immediately following the completion of this offering, which requires all of our investments to be carried at market value, or for investments with no ascertainable market value, fair value as determined in good faith by our board of directors; and

•	our qualification and election to be treated as a RIC, including the income tax consequences of our election, following the completion of this offering.

Our unaudited pro forma condensed combined statement of income for the year ended December 31, 2009 also gives effect to our December 31, 2009 corporate restructuring in which we transferred substantially all of our assets to our parent company (excluding our membership interest in OFS Finance, LLC and OFS Funding, LLC).

The unaudited pro forma adjustments are based on available information and certain assumptions that we believe are reasonable. Presentation of the unaudited pro forma financial information is prepared in conformity with Article 11 of Regulation S-X under the Exchange Act. The historical balance sheets of OFS Capital as of March 31, 2010 and December 31, 2009 have been adjusted to give effect to the BDC/RIC Elections Adjustments as if such adjustments took place on March 31, 2010 and December 31, 2009, respectively. The historical income statement for the three months ended March 31, 2010 has been adjusted to give effect to the BDC/RIC Elections Adjustments as if such adjustments took place on January 1, 2009. The historical income statement for the year ended December 31, 2009 has been adjusted to give effect to (a) the BDC/RIC Elections Adjustments and (b) the 2009 Reorganization, in each case as if they took place or were effected on January 1, 2009.

The unaudited pro forma condensed combined financial information is for informational purposes only and is not intended to represent or be indicative of the consolidated results of operations or financial position that we would have reported had the pro forma adjustments been completed on the dates indicated and should not be taken as representative of our future consolidated results of operations or financial position. The unaudited pro forma condensed combined financial information should be read in conjunction with the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our historical consolidated financial statements and related notes thereto included elsewhere in this prospectus.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of March 31, 2010

(Amounts in Thousands)

	Historical	BDC/RIC Elections Adjustments		Pro Forma after Election: BDC/RIC Adjustments
Assets
Cash and cash equivalents	$5,191	$—		$5,191
Loans receivable	203,576	(24,838	)(1)	178,738
Allowance for loan losses	(12,158)	12,158	(2)	—

Net loans receivable	191,418	(12,680)		178,738
Loan held for sale	1,730	479	(1)	2,209
Interest receivable	746	—		746
Deferred financing closing costs, net	1,286	—		1,286
Deferred offering costs	289	—		289
Equity investments	4,461	(267	)(1)	4,194

Total assets	$205,121	$(12,468)		$192,653

Liabilities and Members’ Equity/Stockholders’ Equity
Liabilities
Revolving line of credit	$89,695	$—		$89,695
Interest payable and other liabilities	1,103	—		1,103
Due to affiliated entities	2,854	—		2,854

Total liabilities	93,652	—		93,652

Commitments and Contingencies
Members’ equity	111,469	12,158	(2)	123,627
Unrealized loss on investments	—	(24,626	)(1)	(24,626)
Common stock
Paid-in capital

Total members’ equity/stockholders’ equity	111,469	(12,468)		99,001

Total liabilities and members’ equity/stockholders’ equity	$205,121	$(12,468)		$192,653

See notes to unaudited pro forma condensed combined financial information

Unaudited Pro Forma Condensed Combined Balance Sheet

As of December 31, 2009

(Amounts in Thousands)

	Historical	BDC/RIC Elections Adjustments		Pro Forma after BDC/RIC Elections Adjustments
Assets
Cash and cash equivalents	$7,373	$—		$7,373
Loans receivable	236,147	(38,034	)(1)	198,113
Allowance for loan losses	(18,793)	18,793	(2)	—

Net loans receivable	217,354	(19,241)		198,113
Loan held for sale	1,731	—		1,731
Interest receivable and other assets	591	232	(1)	823
Deferred financing closing costs, net	1,500	—		1,500

Total assets	$228,549	$(19,009)		$209,540

Liabilities and Members’ Equity/Stockholders’ Equity
Liabilities
Revolving line of credit	$113,208	$—		$113,208
Interest payable and other liabilities	77	—		77
Due to affiliated entities	3,914	—		3,914

Total liabilities	117,199	—		117,199

Commitments and Contingencies
Members’ equity	111,350	18,793	(2)	130,143
Unrealized loss on investments	—	(37,802	)(1)	(37,802)
Common stock
Paid-in capital

Total members’ equity/stockholders’ equity	111,350	(19,009)		92,341

Total liabilities and members’ equity/stockholders’ equity	$228,549	$(19,009)		$209,540

See notes to unaudited pro forma condensed combined financial information

Unaudited Pro Forma Condensed Combined Statement of Income

For the Three Months Ended March 31, 2010

(Amounts in Thousands)

	Historical	BDC/RIC Elections Adjustments		Pro Forma after BDC/RIC and Corporate Restructuring Adjustments
Income
Interest and fees on loans	$3,191	—		$3,191
Fee and other income	138	—		138

Total income	3,329	—		3,329

Expenses
Interest on borrowed funds	848	—		848
Amortization of deferred financing closing costs	214	—		214
Management fee - related party	542	—		542
Management fee expense	—	852	(4)	852
Directors’ Fees	—	56	(4)	56
Insurance expense	—	125	(4)	125
Professional fees	42	225	(4)	267
Other administrative expenses	39	144	(4)	183

Total expenses	1,685	1,402		3,087

Income (loss) before net realized and unrealized gain (loss) on investments	1,644	(1,402)		242

Realized and unrealized gain (loss) on investments
Realized loss on sale of loans, net	(609)	—		(609)
Change in net unrealized gain (loss) on loans	—	7,639	(1)	7,639
Change in net unrealized gain (loss) on equity investments	12	(499	) (1)	(487)

Net realized and unrealized gain (loss) on investments	(597)	7,140		6,543

Net income	$1,047	$5,738		$6,785

See notes to unaudited pro forma condensed combined financial information

Unaudited Pro Forma Condensed Combined Statement of Income

For the Year Ended December 31, 2009

(Amounts in Thousands)

	Historical	Adjustment for 2009 Reorganization(3)	BDC/RIC Elections Adjustments		Pro Forma after BDC/RIC Elections and 2009 Reorganization Adjustments
Income
Interest and fees on loans	$16,812	$(1,967)	—		$14,845
Interest and dividends on securities	244	(244)	—		—
Interest from related party	467	(467)	—		—
Income from Vidalia	522	—	—		522
Management fee income - related party	4,575	(4,575)	—		—
Fee and other income	1,272	(870)	—		402

Total income	23,892	(8,123)	—		15,769

Expenses
Interest on borrowed funds	6,772	—	—		6,772
Interest to related party	359	(359)	—		—
Provision for loan losses	6,886	303	(7,189	)(2)	—
Amortization of deferred financing closing costs	1,050	—	—		1,050
Write-off of unamortized deferred financing closing cost	2,008	—	—		2,008
Management fee expense	—	—	3,538	(4)	3,538
Directors’ fees	—	—	225	(4)	225
Compensation and benefits	5,211	(5,211)	—		—
Insurance expense	—	—	500	(4)	500
Professional fees	2,182	(2,182)	900	(4)	900
Consulting fees - related party	180	(180)	—		—
Other administrative expenses	1,233	(1,233)	575	(4)	575
Write-down of structured securities	346	(346)	—		—
Impairment of other equity investments	473	(473)	—		—

Total expenses	26,700	(9,681)	(1,451)		15,568

Income (loss) before net realized and unrealized gain (loss) on investments	(2,808)	(1,558)	1,451		201

Realized gain on sale of equity investments	188	(188)	—		—
Realized gain on sale of loans, net	924	(924)	—		—
Realized gain on sale of Vidalia interest	4,918	—	—		4,918
Change in net unrealized gain (loss) on investments	—	—	(26,198	)(1)	(26,198)

Net income (loss) before income tax benefit	3,222	446	(24,747)		(21,079)
Income tax expense (benefit)	(36)	36	—		—

Net income (loss)	$3,258	$410	$(24,747)		$(21,079)

See notes to unaudited pro forma condensed combined financial information

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Income

Pro Forma Adjustments:

(1) Represents adjustment of our loans and other investments to fair value as required for a business development company. For a discussion of our valuation policy following this offering, please see “Determination of Net Asset Value.” For the three months ended March 31, 2010, our net unrealized gain totaled $7,152. For the year ended December 31, 2009, our net unrealized loss totaled $26,198.

(2) Represents elimination of allowance for loan losses and provision for loan losses. In future periods, following our election to adopt FAS 157 (ASC Topic 820) in preparation to be treated as a business development company, we will no longer record an allowance for loan losses. Rather, we will value each individual loan and investment on a quarterly basis at fair value, which will be the market value, or, if no market value is ascertainable, at the fair value as determined in good faith pursuant to procedures approved by our board of directors in accordance with our valuation policy.

(3) Our historical consolidated statement of income for the year ended December 31, 2009 included operations of our affiliates that were distributed to our parent company, OFSAM, as part of the 2009 Reorganization. As a result of the December 31, 2009 Reorganization (see our December 31, 2009 consolidated financial statements included elsewhere in this prospectus and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more details about our 2009 Reorganization), we transferred our 100% membership interest in those affiliates to our parent company, OFSAM. These pro forma adjustments assumed our 2009 Reorganization took place on January 1, 2009 and eliminated the operating results of all those affiliates for the year ended December 31, 2009.

(4) Represents pro forma adjustments related to our estimated base management fee and other operating expenses assuming our BDC/RIC election took place on January 1, 2009. Base management fee for the quarter ended March 31, 2010 and year ended December 31, 2009 was calculated as         % of our average total assets balance (excluding cash and cash equivalents) at March 31, 2010 and December 31, 2009, respectively. We assumed no incentive fee will be charged for both the quarter ended March 31, 2010 and year ended December 31, 2009 as our estimated pre-incentive fee net investment income would be lower than our hurdle rate of         % per annum for each period. In addition, there would not be any capital gain incentive fee for the year ended December 31, 2009 as our unrealized loss on investment exceeded our realized capital gain. No capital gain incentive fee will be calculated for the quarter ended March 31, 2010 as this is an annually computed fee.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with “Selected Financial and Other Information,” our consolidated financial statements and related notes appearing elsewhere in this prospectus and the section of this prospectus entitled “Unaudited Pro Forma Condensed Combined Financial Statements.” The information in this section contains forward-looking statements that involve risks and uncertainties. Prior to the completion of this offering, OFS Capital, LLC will convert into OFS Capital Corporation and will file an election to be treated as a business development company under the 1940 Act. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are an externally managed, closed-end, non-diversified management investment company formed in March 2001. Prior to the completion of this offering, we will convert into OFS Capital Corporation and file an election to be regulated as a business development company under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a RIC under the Code.

Our investment objective is to provide our stockholders with both current income and capital appreciation through debt and equity investments in the corporate middle-market segment. As of March 31, 2010, our investment portfolio consisted of outstanding loans of approximately $206.8 million in aggregate principal amount, of which 86.3% were senior secured loans. Following this offering, we intend to pursue an investment strategy focused primarily on other asset classes in which our external manager has expertise, including unitranche, one-stop, second-lien and mezzanine loans for middle-market companies in the United States. Additionally, we may invest in the equity securities of these companies, such as preferred stock, common stock, warrants and other equity interests, either directly or in conjunction with our debt investments. A substantial portion of our business will focus on the direct origination and sourcing of investments through portfolio companies or their financial sponsors or other owners or intermediaries. We expect our middle-market investments to range generally from $5.0 million to $25.0 million each, although we expect that this investment size will vary proportionately with the size of our capital base.

Our investment activities will be managed by OFS Advisor and supervised by our board of directors, a majority of whom are independent of us, OFS Advisor and its affiliates. Under our Investment Advisory Agreement, we have agreed to pay OFS Advisor an annual base management fee based on our average adjusted total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) as well as an incentive fee based on our investment performance. We have also entered into an Administration Agreement with OFS Services. Under our Administration Agreement, we have agreed to reimburse OFS Services for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by OFS Services in performing its obligations under the Administration Agreement.

As of March 31, 2010, on a pro forma basis after giving effect to the BDC Conversion, our net asset value was $99.0 million, or $             per share. As of that date, our portfolio comprised debt in 53 portfolio companies. As of March 31, 2010, the weighted average yield on income producing investments at fair value was approximately 6.7%. Throughout this document, the weighted average yield on income producing investments at fair value is computed as the (a) total annual stated interest on accruing loans plus the annualized amortization of deferred loan origination fees and accretion of original issue discount divided by (b) total income producing investments at fair value. The weighted average yield on income producing investments at fair value is computed as of the balance sheet date and excludes assets on non-accrual status as of such date.

Key Financial Measures

The following is a discussion of the key financial measures that management will employ in reviewing the performance of our operations. As discussed in more detail below under “—Recent Developments and Other

Factors Affecting Comparability—BDC/RIC Elections Adjustments,” our anticipated election to be treated as a business development company under the 1940 Act and to be treated as a RIC under the Code will require us to change some of the accounting principles used to prepare our consolidated financial statements and the presentation of our financial statements. The following discussion of key financial measures is with respect to how management will assess our performance after the effectiveness of these elections.

Revenues. We plan to generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on investment securities in portfolio companies. We anticipate that our debt investments will typically have a term of three to eight years and bear interest at fixed and floating rates. Floating rate loans comprise over 90% of our current portfolio; however, in accordance with our investment strategy, we expect that over time the proportion of fixed rate loans will increase. We anticipate that, in some instances, we will receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we anticipate receiving repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. On occasion, our portfolio activity may also reflect the proceeds of sales of securities. In some cases, our investments will provide for deferred interest payments or PIK interest. In addition, we may generate revenue in the form of commitment, origination and sourcing, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination and sourcing fees, original issue discount and market discount or premium will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans as interest income. When we receive principal payments on a loan in an amount that exceeds its carrying value, we will also record the excess principal payment as interest income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts.

Expenses. Our primary operating expenses will include the payment of fees to OFS Advisor under the Investment Advisory Agreement, our allocable portion of overhead expenses under the Administration Agreement and other operating costs described below. Additionally, we will pay interest expense on outstanding debt under the Existing Credit Facility and expect to pay interest on any outstanding debt under the New Credit Facility, if any. We will bear all other out-of-pocket costs and expenses of our operations and transactions, whether incurred by us directly or on our behalf by a third party, including:

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•	transfer agent and custodial fees;

•	out-of-pocket fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•	direct costs, such as printing, mailing, long-distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

•

other expenses incurred by either OFS Services or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion (subject to the review and approval of our board of directors) of overhead.

Outlook on Market Conditions

There have been significant developments in the worldwide capital markets recently. The economy continues to be characterized by disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market, as well as the entire corporate credit market, and the failure of certain major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events have contributed to worsening general economic conditions that are materially and adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole.

These conditions may continue for a prolonged period of time or worsen in the future and present both opportunities and risks to us. The current credit market deterioration has caused many of the alternative methods of obtaining middle-market debt financing to significantly decrease in scope and availability, creating an attractive investment environment for us. On the other hand, a prolonged period of market illiquidity may have an adverse effect on our business, financial condition, and results of operations. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us, thereby limiting our investment originations and sourcings, limiting our ability to grow and negatively impacting our operating results.

Recent Developments and Other Factors Affecting Comparability

BDC/RIC Elections Adjustments. Prior to this offering, we were not required to apply fair value accounting in accordance with the principles of FAS 157 (ASC Topic 820). Accordingly, loans or other equity investments were carried at cost on our balance sheet. In conjunction with our election to be treated as a business development company, under FAS 157 (ASC Topic 820) we will report our investments at fair value with changes in value reported through our income statement under the caption “unrealized appreciation (depreciation) on investments.” See “Determination of Net Asset Value.” Currently, we maintain an allowance for loan losses for inherent losses in our loan portfolio. Upon conversion, we will eliminate the allowance for loan losses and, consistent with our prospective accounting policies, will record unrealized appreciation and depreciation that will increase or decrease the carrying value of individual assets. Based upon the carrying value of our loans at March 31, 2010, the unrealized depreciation that we expect to record upon conversion would be $24 million (without taking into account the $12 million allowance as of March 31, 2010). Our unaudited pro forma financial statements included in this prospectus give effect to a fair value adjustment to the carrying value of our loan and other equity investments as of March 31, 2010. See the section of this prospectus entitled “Unaudited Pro Forma Condensed Combined Financial Statements.”

As of March 31, 2010, our net asset value, on a pro forma basis after giving effect to the BDC Conversion, was $99.0 million. Obligors representing approximately 25.8% of our outstanding loan portfolio appear in other publicly traded business development companies’ portfolios, based upon valuation research prepared by OFS Advisor relying on data from 2009 and 2010. In addition to obtaining input from OFS Advisor, our board of directors has hired two asset valuation firms,                      and                     , to provide valuation assistance on our portfolio assets for which no sufficient market quotations were available, consisting of certain limited procedures (the “Procedures”) we identified and requested they perform. Based upon the performance of these Procedures, the valuation firms concluded that the fair value of these portfolio assets subjected to such Procedures did not appear unreasonable. These firms collectively provided valuation assistance for 100% of our portfolio investments for which sufficient market quotations were not readily available as of March 31, 2010. Our board of directors intends to retain one or more independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period. However, our board of directors is ultimately and solely responsible for determining the fair value of our assets using a documented valuation policy and consistently applied valuation process. For more information, see the sections of this prospectus entitled “Unaudited Pro Forma Condensed Combined Financial Statements” and “Determination of Net Asset Value.”

BDC Conversion. Immediately prior to the completion of this offering, OFS Capital, LLC intends to convert into a Delaware corporation, OFS Capital Corporation, and each of the outstanding limited liability company interests of OFS Capital, LLC is expected to be converted into                  shares of common stock in OFS Capital Corporation. See “The BDC Conversion.” Following the BDC Conversion, OFS Funding will remain a wholly-owned subsidiary of OFS Capital Corporation. As part of the BDC Conversion, OFSAM will be issued an aggregate of                  shares of common stock in OFS Capital Corporation in exchange for the limited liability company interests in OFS Capital, LLC at an average estimated equivalent price of $             per share. Upon completion of this offering, OFSAM will own, collectively, an interest of approximately         % in us, assuming no exercise of the underwriters’ over-allotment option.

2009 Reorganization. On December 31, 2009, Old OFSAM undertook certain steps as part of a reorganization designed to facilitate this offering. Specifically:

•

our then equity owners created a new holding company, Orchard First Source Asset Management, LLC, or OFSAM, by contributing their equity interests in Old OFSAM to OFSAM such that Old OFSAM became a wholly-owned subsidiary of that entity;

•

Old OFSAM distributed to OFSAM assets that we determined to be inconsistent with our primary investment objectives described in this prospectus or with the operations of an externally managed finance company, including, among other things, by:

•	distributing to OFSAM an approximate 6% equity interest in a collateralized loan obligation vehicle and assigning to OFSAM the management rights and certain fee receivables related to that vehicle;

•	distributing to OFSAM all equity interests in OFSC, an Illinois corporation that employs all of the investment and other professionals who will carry out the investment activities on our behalf; and

•	distributing to OFSAM all equity interests in certain other subsidiaries engaged in management and agency activities.

We refer to these actions collectively as the “2009 Reorganization.” The above-described steps resulted in OFS Funding becoming our only subsidiary with loan and other investment assets. No assets within OFS Funding were transferred or paid out as a dividend as part of the 2009 Reorganization. For more details on the specific steps taken in connection with the 2009 Reorganization, see our financial statements and the related notes thereto appearing elsewhere in this prospectus as well as the section of this prospectus entitled “Unaudited Pro Forma Condensed Combined Financial Statements.” Because the 2009 Reorganization occurred on December 31, 2009, it impacts the comparability of our balance sheet information as of March 31, 2010 and December 31, 2009 with the period-end balance sheet information as of prior periods, and will impact the comparability of future period income statement information with the income statement information for periods ending on or before December 31, 2009.

Composition of Existing Portfolio and Recent Portfolio Activities. On the date of this prospectus, our portfolio is comprised primarily of senior secured loans. As noted elsewhere in this prospectus, we intend to pursue an investment strategy focused on investing primarily in unitranche, one-stop, second-lien and mezzanine loans for middle-market companies in the United States. Accordingly, over time we expect that senior secured loans will represent a smaller percentage of our investment portfolio as we grow our business, the senior secured loans amortize and we invest in a different mix of assets. In addition, over the last 18 months, we have focused primarily on management and collection efforts with respect to our existing portfolio and generally have not originated any new loans. We anticipate that our activities in the near term will return to a more balanced mix of investment origination and sourcing, management and collection, with the majority of new loans being added to our portfolio by our originations.

New Credit Facility. In conjunction with this offering, we plan to seek a credit facility to finance investments and potentially for working capital requirements. While we have had preliminary discussions with lenders concerning a new credit facility, there can be no assurance that we will be able to obtain such financing on favorable terms or at all.

Recent Material and Other Portfolio Activities. Until June 2009, we owned a 100% interest in a trust that owned a 9.93% interest in a hydroelectric power generating facility in Concordia Parish, Louisiana (“Vidalia”). The investment in Vidalia was carried at cost. Distributions from the investment in Vidalia were recorded as income to the extent the facility had generated income. Distributions in excess of income were recorded as a reduction in the cost basis as they reflected a return of capital. In June 2009, we sold our entire interest in Vidalia for $33.6 million in net proceeds and recognized a gain of $4.9 million from the sale. For the year ended December 31, 2009, we recorded investment income from Vidalia in the amount of $0.5 million.

In addition, prior to the completion of this offering and our election to be treated as a business development company, we intend to distribute to OFSAM all of our investments in each of the following portfolio companies: FCL Graphics, Inc., Polymer Technologies, Inc., Revere Industries, LLC and Wesco Aircraft Hardware Corp. As of March 31, 2010, our investments in these portfolio companies aggregated $22.1 million in fair value. We determined to make this distribution to OFSAM due to the fact that we and an affiliated fund of ours both have investments in these portfolio companies but in differing classes of securities.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies after giving effect to the changes in accounting principles we will undertake as part of our election to be treated as a business development company.

Valuation of Portfolio Investments. Our policies relating to the valuation of our portfolio investments will be as follows:

Investments for which sufficient market quotations are readily available will be valued at such market quotations. We may also obtain indicative prices with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We expect that there will not be a readily available market value for many of our investments; those debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the board of directors. We expect to value such investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. We expect that each unquoted asset will be valued by one or more independent third-party valuation firms at least once every 12 months.

Our board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

With respect to investments for which sufficient market quotations are not readily available or for which no indicative prices from pricing services or brokers or dealers have been received, our board of directors will undertake a multi-step valuation process, as described below:

•

On a quarterly basis a basic credit rating process is completed. Every credit facility is reviewed and either reaffirmed or revised by the investment committee. This process establishes base information for the quarterly valuation process.

•	Each portfolio company or investment is additionally valued by the investment professionals responsible for the credit monitoring.

•

Preliminary valuation conclusions are then documented and discussed with individual members of the investment committee. In practice, each obligor relationship is assigned to a member of the investment committee who serves as Principal for the obligor relationship.

•	The preliminary valuations are then submitted to the investment committee for ratification.

•

Third-party valuation firms engaged by, or on behalf of, our board of directors conduct independent appraisals and review the investment committee’s preliminary valuations and make their own independent assessment for all assets for which sufficient market quotations are not readily available. Each such asset will be valued at least once every 12 months.

•

Our board of directors discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of OFS Advisor and, where appropriate, the respective independent valuation firms.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Revenue Recognition. Our revenue recognition policies will be as follows:

Investments and Related Investment Income: We will account for investment transactions on a settlement-date basis. Our management will value the portfolio of investments at fair value. Interest is currently (and will continue to be) recognized on an accrual basis. For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, we will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. Realized gains or losses on investments will be measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. We will report changes in the fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in our statement of income.

Non-accrual. We currently (and will continue to) place loans on non-accrual status when principal and interest payments are past due 90 days or more or when there is reasonable doubt that we will collect principal or interest. Accrued interest is currently (and will continue to be) generally reversed when a loan is placed on non-accrual. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans is currently (and will continue to be) restored to accrual status when past due principal and interest is paid and, in our management’s judgment, are likely to remain current.

Portfolio Composition, Investment Activity and Yield

The total value of our investments was approximately $185.1 million at March 31, 2010, $200.1 million at December 31, 2009 and $307.8 million at December 31, 2008, respectively. The amount at March 31, 2010 gives pro forma effect to the BDC/RIC Elections Adjustments, as described above under “—Recent Developments and Other Factors Affecting Comparability—BDC/RIC Elections Adjustments.” The amount at December 31, 2009 excludes $22.7 million in carrying value of our loans and other investments distributed to OFSAM as of December 31, 2009 as part of the 2009 Reorganization. For each of the quarter ended March 31, 2010 and the years ended December 31, 2009 and 2008, we did not originate any new investments, and the decrease from December 31, 2008 to December 31, 2009 primarily reflects debt repayments as well as the distribution of certain assets as part of the 2009 Reorganization.

For the quarter ended March 31, 2010 and the year ended December 31, 2009, we had approximately $6.8 million and $26.5 million, respectively, in net debt repayments (net of advance on our revolving line of credit) in existing portfolio companies and sold $15.2 million and $8.5 million of our loans, respectively. We distributed approximately $22.7 million in carrying value of our loans and other investments pursuant to the 2009

Reorganization. For the quarter ended March 31, 2009 and the year ended December 31, 2008, we had approximately $0 and $47.3 million, respectively, in net debt repayments in existing portfolio companies, we sold $82.1 million of our loans during 2008.

The following table shows the cost and fair value of our portfolio of investments by asset class as of March 31, 2010 and December 31, 2009 and the cost of our portfolio of investments by asset class as of December 31, 2008:

	As of March 31,		As of December 31,
	2010		2009		2008(1)
	Cost	Fair Value	Cost	Fair Value	Cost
	(in thousands)
Senior Secured:
Performing	$167,331	$152,306	$188,367	$166,998	$252,130
Non-Accrual	9,736	6,932	23,191	13,706	—
Unitranche:
Performing	—	—	—	—	—
Non-Accrual	—	—	—	—	—
One-Stop:
Performing	—	—	—	—	—
Non-Accrual	—	—	—	—	—
Second-Lien:
Performing	22,188	20,091	20,392	17,623	17,490
Non-Accrual	3,466	1,352	3,394	1,271	—
Mezzanine:
Performing	—	—	—	—	—
Non-Accrual	—	—	—	—	—
Unsecured:
Performing	—	—	—	—	—
Non-Accrued	2,585	266	2,534	252	—
Equity Investments:	4,461	4,194	53	279	30,523	(2)

Total	209,767	185,141	$237,931	$200,129	$300,143

(1)	Adjusted to exclude portfolio investments distributed to OFSAM in connection with the 2009 Reorganization.
(2)	Included investment in Vidalia in the amount of $30,179, which was sold in 2009 at fair value.

Our portfolio had a weighted average yield on income producing investments at fair value of approximately 6.7% and 6.8% as of March 31, 2010 and December 31, 2009, respectively.

Results of Operations

We do not believe that our historical operating performance is necessarily indicative of the results of operations that we expect to report in future periods. Prior to the completion of this offering, we completed several significant corporate transactions, including those described above under “—Recent Developments and Other Factors Affecting Comparability.” In addition to those matters, in future periods we will pay a management fee to OFS Advisor under the Investment Advisory Agreement by reference to a specific formula; in contrast, our historical financial information reflects costs incurred directly by us in the operation of our businesses. As noted under “—Recent Developments and Other Factors Affecting Comparability,” we also intend to pursue an investment strategy that is focused on unitranche, one-stop, second-lien and mezzanine loans for middle-market companies in the United States, which differs from our historical investment concentration.

Finally, as a business development company and a RIC, we will also be subject to certain constraints on our operations, including limitations imposed by the 1940 Act and the Code, to which we were not previously subject. For the reasons described above, the results of operations described below may not necessarily be indicative of the results we expect to report in future periods.

Comparison of the quarter ended March 31, 2010 (unaudited) and March 31, 2009 (unaudited)

Net Income

	Quarter Ended March 31,
	2010	2009	% Change
	(in thousands)
Net interest income	$2,343	$2,774	(15.5)%
Income (loss) before income tax expense	1,047	(436)	(340.1)

Net income (loss)	$1,047	$(378)	(377.0)

Net income increased by $1.4 million, or 377.0%, for the quarter ended March 31, 2010 as compared to the quarter ended March 31, 2009. The increase in net income resulted primarily from a decrease in non-interest expense of $3.1 million partially offset by a decrease in net interest income of $431,000 and a decrease in non-interest income of $1.1 million.

Net Interest Income

	Quarter Ended March 31,
	2010	2009	% Change
	(in thousands)
Interest and fees on loans	$3,191	$4,597	(30.6)%
Interest and dividends on securities	—	192	(100.0)
Interest from related party	—	121	(100.0)

Total interest income	$3,191	$4,910	(35.0)

Interest on borrowed funds	$848	$2,045	(58.5)
Interest to related party	—	91	(100.0)

Total interest expense	848	2,136	(60.3)

Net interest income	$2,343	$2,774	(15.5)

Net interest income decreased by $431,000, or 15.5%, for the quarter ended March 31, 2010 as compared to the quarter ended March 31, 2009. The decrease in net interest income was due to a decrease of $1.7 million in total interest income, which was primarily attributable to a decrease in our weighted average assets of approximately $77.2 million. In addition, total interest income for the three months ended March 31, 2009 included $439,000 of interest income generated by entities distributed by us as a part of our 2009 Reorganization. This was partially offset by a decrease in total interest expense of $1.3 million resulting primarily from reduced borrowings in the first quarter of 2010 as compared to the first quarter of 2009. In November 2009, we reduced borrowings outstanding under our Existing Credit Facility by $99 million in connection with the Amended SSA with Bank of America.

Provision for Loan Losses

We did not record a provision for loan losses in either the quarter ended March 31, 2010 or the quarter ended March 31, 2009 based on our loan impairment analysis for each period.

Non-Interest Income

	Quarter Ended March 31,
	2010	2009	% Change
	(in thousands)
Management fee income – related party	$—	$1,100	(100.0)%
Fee income	87	158	(44.9)
Other income	51	35	45.7
Unrealized gain on warrants	12	—	N/A

Total non-interest income	$150	$1,293	(88.4)

Non-interest income decreased by $1.1 million, or 88.4%, for the quarter ended March 31, 2010 as compared to the quarter ended March 31, 2009. The decrease in non-interest income resulted primarily from the fact that, prior to the 2009 Reorganization, we received fee income from providing services associated with the management of the assets of an affiliated fund. As part of the 2009 Reorganization, we assigned that management agreement and the related servicing rights to OFSAM.

Non-Interest Expense

	Quarter Ended March 31,
	2010	2009	% Change
	(in thousands)
Amortization of deferred financing closing costs	$214	$296	(27.7)%
Write-off of unamortized deferred financing closing cost	—	2,008	(100.0)
Loss of sale of loans, net	609	—	N/A
Management fee – related party	542	—	N/A
Compensation and benefits	—	1,396	(100.0)
Professional fees	42	447	(90.6)
Consulting fees – related party	—	45	(100.0)
Other administrative expenses	39	311	(87.5)

Total non-interest expense	$1,446	$4,503	(67.9)

Non-interest expense decreased by $3.1 million, or 67.9%, for the quarter ended March 31, 2010 as compared to the quarter ended March 31, 2009. The decrease in non-interest expense resulted primarily from (a) our reduction during the first quarter of 2009 in our Existing Credit Facility from $400 million to $265 million, which resulted in a write-off of unamortized deferred financing costs of $2.0 million during that quarter, and (b) the 2009 Reorganization, the result of which was that we were no longer the holding company for the OFS entities and which led, accordingly, to decreases in compensation and benefits, professional fees and other administrative expenses of $1.4 million, $405,000 and $272,000, respectively. These were partially offset by (a) an increase in net loss on sale of loans, of $609,000 and (b) an increase in management fee - related party of $542,000, resulting from the 2009 Reorganization as a result of which OFSAM assumed responsibility for servicing the assets held by our subsidiary, OFS Funding.

Comparison of the year ended December 31, 2009 and December 31, 2008

Net Income

	Year Ended December 31,
	2009	2008	% Change
	(in thousands)
Net interest income	$10,392	$8,876	17.1%
Net interest income (loss) after provision for loan losses	3,506	(14,878)	123.6
Income before income tax expense	3,222	163,367	(98.0)

Net income	$3,258	$163,314	(98.0)

Net income decreased by $160.1 million, or 98.0%, for the year ended December 31, 2009 as compared to the year ended December 31, 2008. The decrease in net income resulted primarily from cancellation of indebtedness income during the year ended December 31, 2008 in the amount of $189.5 million related to our subordinated noteholders’ forgiveness of a portion of our subordinated debt during our debt refinancing. Excluding this cancellation of debt income, net income would have increased by $29.0 million, or 112.4%, primarily as a result of (a) a reduction in the provision for loan losses from the year ended December 31, 2008 to December 31, 2009 of $17.0 million, (b) an increase in net interest income of $1.5 million and (c) a reduction in non-interest expense of $8.8 million primarily as a result of decreased write-off of unamortized deferred financing closing costs, partially offset by a decrease in non-interest income of $2.4 million.

Net Interest Income

	Year Ended December 31,
	2009	2008	% Change
	(in thousands)
Interest and fees on loans	$16,812	$25,811	(34.9)%
Interest and dividends on securities	244	2,527	(90.3)
Interest from related party	467	132	253.8

Total interest income	$17,523	$28,470	(38.5)

Interest on borrowed funds	$6,772	$19,321	(65.0)
Interest to related party	359	273	31.5

Total interest expense	7,131	19,594	(63.6)

Net interest income	$10,392	$8,876	17.1

Net interest income increased by $1.5 million, or 17.1%, for the year ended December 31, 2009 as compared to the year ended December 31, 2008. The increase in net interest income was primarily attributable to a decrease in interest on borrowed funds of $13.0 million resulting from lower debt balances and a declining LIBOR rate. This decrease in interest on borrowed funds was partially offset by a decrease in total interest income of $11.0 million resulting from a reduced average investment balance resulting from the repayment and sale of various debt investments as well as decreased LIBOR rates in 2009.

Provision for Loan Losses

	Year Ended December 31,
	2009	2008	% Change
	(in thousands)
Provision for loan losses	$6,886	$23,754	(71.0)%

The provision for loan losses decreased by $16.9 million, or 71.0%, for the year ended December 31, 2009 as compared to the year ended December 31, 2008. The decrease in loan loss provision was primarily due to our implementation of a general loan loss reserve effective for the year ended December 31, 2008 on our overall loan portfolio as well as higher specific reserves and a larger overall loan portfolio in 2008.

Non-Interest Income

	Year Ended December 31,
	2009	2008	% Change
	(in thousands)
Gain on sale of assets	$6,030	$—	N/A
Management fee income – related party	4,575	4,499	1.7%
Income from Vidalia	522	1,650	(68.4)
Other income	1,272	911	39.6
Writedown of affiliated structured securities and impairment of other equity interests	(819)	—	N/A
Cancellation of debt income	—	189,525	(100.0)

Total non-interest income	$11,580	$196,585	(94.1)

Non-interest income decreased by $187.3 million, or 94.1%, for the year ended December 31, 2009 as compared to the year ended December 31, 2008. The decrease in non-interest income resulted primarily from cancellation of indebtedness income during the year ended December 31, 2008 in the amount of $189.5 million related to our subordinated noteholders’ forgiveness of a portion of our subordinated debt during our debt refinancing. Excluding this cancellation of debt income, non-interest income would have increased by $2.2 million, or 23.4%, primarily resulting from a gain on sale of our interest in Vidalia of $4.9 million, partially offset by a decrease in gain on sale of equity investments of $2.1 million.

Non-Interest Expense

	Year Ended December 31,
	2009	2008	% Change
	(in thousands)
Amortization of deferred financing closing costs	$1,050	$1,571	(33.2)%
Write-off of unamortized deferred financing closing cost	2,008	6,056	(66.8)
Administrative expenses	8,806	8,602	2.4
Loss of sale of assets, net	—	4,438	(100.0)

Total non-interest expense	$11,864	$20,667	(42.6)

Non-interest expense decreased by $8.8 million, or 42.6%, for the year ended December 31, 2009 as compared to the year ended December 31, 2008. The decrease in non-interest expense resulted primarily from a reduction in write-off of unamortized deferred financing closing costs of $4.0 million. The write-off of costs during 2008 was a result of our payoff of the old debt during our refinancing.

Income Tax

As a limited liability company that did not elect to be treated as a corporation for U.S. federal income tax purposes, we did not pay U.S. federal income taxes.

After the completion of this offering, we intend to elect to be treated for income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on ordinary income or capital gains that we distribute to our stockholders as dividends. See “Material U.S. Federal Income Tax Considerations.”

Financial Condition, Liquidity and Capital Resources

As of March 31, 2010, we had $5.2 million in cash and cash equivalents and $89.7 million in total indebtedness outstanding under the Existing Credit Facility. As of March 31, 2010, we were not permitted to invest in new obligors within the Existing Credit Facility.

We intend to generate cash primarily from the net proceeds of this offering, as well as any future offerings of securities, future borrowings and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In conjunction with this offering, we plan to seek a credit facility to finance investments and potential for working capital requirements. While we have had preliminary discussions with lenders concerning a new credit facility, there can be no assurance that we will be able to obtain such financing on favorable terms or at all. In the future, we may also securitize a portion of our investments. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. Our primary use of funds will be investments in our targeted asset classes, interest payments on any indebtedness and cash distributions to holders of our common stock.

Although we expect to fund the growth of our investment portfolio through the net proceeds from this offering, future equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, we cannot assure you that our plans to raise capital will be successful. In addition, we intend to distribute to our stockholders substantially all of our taxable income in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. Consequently, we may not have the funds or the ability to fund new investments or make additional investments in our portfolio companies to fund our unfunded commitments to portfolio companies and to repay borrowings under the Existing Credit Facility, which matures on September 30, 2012. The illiquidity of these portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of March 31, 2010, we had outstanding commitments to fund investments in our portfolio companies totaling $37.0 million under various undrawn revolving loans. Such commitments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet and are not reflected on our balance sheet.

Contractual Obligations

We have entered into contracts with third parties under which we have material future commitments—the Investment Advisory Agreement, pursuant to which OFS Advisor has agreed to serve as our investment adviser, and the Administration Agreement, pursuant to which OFS Services has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations. See “Management and Other Agreements.”

As discussed above, our subsidiary, OFS Funding, is also the borrower under the Existing Credit Facility with Bank of America, N.A. This credit facility is secured by our existing investments. As of March 31, 2010, we were not permitted to invest in new obligors within the Existing Credit Facility.

The following table summarizes our contractual cash obligations and other commercial commitments as of March 31, 2010:

Payments Due by Period

Contractual Obligations	Total	2010	2011	2012	2013	2014	More than 5 Years
Existing Credit Facility(1)	$—	$—	$—	$—	$—	$—	$—

(1)	The Existing Credit Facility requires interest and unused fees to be paid quarterly. There is no contractual amortization schedule for principal payments. Except for certain payments of expenses and tax distributions, any cash generated by the collateral on a quarterly basis is used to pay down the Existing Credit Facility. All amounts that remain outstanding on the maturity date of September 30, 2012 are due and payable in full.

Quantitative and Qualitative Disclosure about Market Risk

We are subject to financial market risks, including changes in interest rates. Changes in interest rates affect both our cost of funding and the valuation of our investment portfolio. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment portfolio and investment income may be affected by changes in various interest rates, including LIBOR and prime rates.

As of March 31, 2010, approximately 98% of our debt investment portfolio bore interest at floating rates.

THE COMPANY

General

We are an externally managed, closed-end, non-diversified management investment company formed as a Delaware limited liability company in March 2001. Prior to the completion of this offering, we will convert into OFS Capital Corporation and file an election to be regulated as a business development company under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a RIC under the Code.

Our investment objective is to provide our stockholders with both current income and capital appreciation through debt and equity investments. As of March 31, 2010, our investment portfolio consisted of outstanding loans of approximately $206.8 million in aggregate principal amount, of which 86.3% were senior secured loans. Following this offering, we intend to pursue an investment strategy focused primarily on other asset classes in which our external manager has expertise, including unitranche, one-stop, second-lien and mezzanine loans for middle-market companies in the United States. More information on each of these loan types can be found at “—Investment Structure.” Additionally, we may invest in the equity securities of these companies, such as preferred stock, common stock, warrants and other equity interests, either directly or in conjunction with our debt investments. A substantial portion of our business will focus on the direct origination and sourcing of investments through portfolio companies or their financial sponsors or other owners or intermediaries. We expect our investments to range generally from $5.0 million to $25.0 million each, although we expect that this investment size will vary proportionately with the size of our capital base. For additional information about how we define the middle-market, see “—Investment Criteria/Guidelines.”

Our portfolio consists of directly originated loans, club loans and broadly syndicated loan securities with a contractual 3.0-year weighted average life to maturity. We characterized approximately 86.3% of our portfolio as of March 31, 2010 as senior secured. As of March 31, 2010, our portfolio had commitments of approximately $243.8 million and outstanding loans of approximately $206.8 million in aggregate principal amount, representing approximately $180.9 million in fair value, plus approximately $4.2 million in fair value of other securities, with an average obligor commitment of $4.6 million. The difference between the amount of commitments and the outstanding loans is attributable to the unfunded portion of revolving loans in our portfolio. As of March 31, 2010, our portfolio had a weighted average yield on income producing investments at fair value of approximately 6.7%. Additional information about the current composition of our loan portfolio is provided below under “—Investments.”

We believe unitranche, one-stop, second-lien and mezzanine loans for middle-market companies represent particularly attractive investments when compared to similar loans originated by market participants in the 2005-2007 period due to what we expect to be more attractive pricing and more conservative borrowing terms and deal structures. In particular, we believe that unitranche, one-stop lending, a relatively new entry to the lending marketplace, represents a significant growth opportunity offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest than a traditional multitranche structure. We believe this creates the opportunity to originate new loans to less leveraged borrowers at historically high interest rates, as well as to purchase loans in the secondary market at attractive prices with high yields.

While we intend to pursue an investment strategy focused primarily on unitranche, one-stop, second-lien and mezzanine loans for middle-market companies in the United States, we also may invest up to 30% of our portfolio in opportunistic investments of non-eligible portfolio companies. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds, as well as in debt of middle-market companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act.

Additionally, we may in the future seek to securitize loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans.

About OFS and Our Advisor

OFS (which refers to the collective activities and operations of OFSAM and its subsidiaries and certain affiliates) is an established investment platform focused on meeting the capital needs of middle-market companies. OFS is the successor to First Source Financial Inc., founded in 1995 as a joint venture between Dominion Capital, Inc., a wholly-owned subsidiary of Dominion Resources, Inc. (“Dominion”), and Household Commercial Financial Services Inc., a unit of Household International (“Household”). Household sold its interest in First Source Financial Inc. to Dominion in 1997. In 2003, Orchard Paladin Management, LLC, our predecessor, acquired Dominion’s interest in First Source Financial Inc., as well as a portfolio of performing and non-performing loans of approximately $625 million in aggregate commitment amount, plus additional investments in equity securities. Most of the workouts managed by our senior managers since 2003 involved loans in the portfolio acquired from Dominion and loans acquired as a result of the purchase of Dominion’s interest in First Source Financial Inc.

Since commencing operations in 1995, OFS (together with its predecessor) has closed approximately 1,000 transactions with aggregate commitments of approximately $7.5 billion. OFS’s professionals have developed strong sourcing relationships and have expertise in investing across all levels of the capital structure of our targeted portfolio companies. OFS senior managers have gained extensive workout experience during multiple business cycles throughout the course of their careers. In addition, the senior management team has worked together to manage over 50 workouts involving debt securities in payment default or material covenant default. As of March 31, 2010 and December 31, 2009, OFS had approximately $810.0 million and $855.0 million, respectively, in face value of assets under management. OFS also draws upon the significant experience of Richard Ressler, the Chairman of OFS Advisor’s investment committee. Mr. Ressler is the founder and President of Orchard Capital, co-founder and Principal of CIM Group, Inc., a real estate investor and manager, and Chairman of j2 Global Communications, Inc., in addition to serving on the boards of directors of various private companies. Mr. Ressler has been actively involved in managing and investing in private middle-market companies for over 20 years. He has developed an expansive network of relationships in the sponsor group and corporate arena, which we intend to leverage for loan origination and sourcing purposes.

OFS currently has 23 employees and is headquartered in Rolling Meadows, Illinois, a suburb of Chicago, with additional offices in New York, New York and Los Angeles, California.

Our investment activities will be managed by OFS Advisor, our investment advisor. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. OFS Advisor is a subsidiary of OFSAM, our parent company, and is a registered investment advisor under the Advisers Act. None of OFS Advisor or any of its affiliates has prior experience managing or administering a business development company.

Our relationship with OFS Advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. We have entered into the Investment Advisory Agreement, pursuant to which OFS Advisor will provide us with advisory services in exchange for a base management fee and incentive fee. See “Management and Other Agreements—Investment Advisory Agreement” for a discussion of the base management fee and incentive fee payable by us to OFS Advisor. These fees are based on our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) and, therefore, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

OFS Advisor has entered into the Staffing Agreement with OFSC. OFSC employs all of OFSAM’s investment professionals. Under the Staffing Agreement, OFSC will make experienced investment professionals available to OFS Advisor and provide access to the senior investment personnel of OFS and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by OFS and its affiliates in the ordinary course of their businesses and commits the members of OFS Advisor’s investment committee to serve in that capacity. As our investment advisor, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.

OFS Advisor intends to capitalize on the significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. We currently expect that the senior management team of OFS, including Richard Ressler, Glenn Pittson, Bilal Rashid, Jeff Cerny, Kathi Inorio and Bob Palmer, will provide services to OFS Advisor. These managers have developed a broad network of contacts within the investment community from over 15 years of experience investing in debt and equity securities of middle-market companies. In addition, these managers have gained extensive experience investing in assets that will constitute our primary focus and have expertise in investing across all levels of the capital structure of middle-market companies.

In addition to their roles with OFS Advisor, Glenn Pittson and Bilal Rashid will serve as our interested directors. Mr. Pittson has over 25 years of experience in corporate finance, senior and mezzanine lending, structured finance, loan workouts and loan portfolio management, having spent the majority of his career at various capacities in CIBC, including as head of U.S. Credit Markets, where he was central to the development and execution of a fundamental restructuring of CIBC’s loan origination activities. During the mid-1980’s, Mr. Pittson was instrumental in establishing CIBC’s leveraged lending business. Mr. Rashid has approximately 15 years of experience in investment banking, debt capital markets and investing as it relates to corporate credit, structured credit and securitizations, including serving as a managing director in the global markets and investment banking division at Merrill Lynch. Over his career, Mr. Rashid has advised, arranged financing for and lent to several middle-market credit providers, including business development companies and their affiliates.

Our Administrator

OFS Services, an affiliate of OFS Advisor, will provide the administrative services necessary for us to operate. OFS Services will furnish us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and recordkeeping services. OFS Services will oversee our financial reporting as well as prepare our reports to stockholders and reports required to be filed with the SEC. OFS Services will also manage the determination and publication of our net asset value and the preparation and filing of our tax returns and will generally monitor the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. To the extent that OFS Services outsources any of its functions, we will pay the fees associated with such functions on a direct basis without incremental profit to OFS Services.

Small Business Investment Company Subsidiary

We intend to acquire or establish the SBIC LP. Upon completion of the SBIC subsidiary transaction, the SBIC LP will be our wholly-owned subsidiary and will be able to rely on an exclusion from the definition of “investment company” under the 1940 Act, and thus the SBIC LP will not elect to be treated as a business development company under the 1940 Act. We expect that the principals who will manage the SBIC LP will be employed by OFSC, all of the cost of which will be borne by our investment adviser through the Staffing Agreement. In connection with the acquisition or establishment of the SBIC LP, we also expect to acquire or establish SBIC GP, a limited liability company that will serve as the general partner of SBIC LP. The SBIC subsidiary will apply for a license from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958. Because we will own, directly or indirectly, all of the equity interests in each of the SBIC subsidiary and the SBIC GP, their financial condition and results of operations will be consolidated with those of OFS Capital for financial reporting purposes.

We expect that the SBIC subsidiary will have the same investment objective as ours and that the SBIC subsidiary will invest in debt securities similar to those we invest in; however, we expect that the SBIC subsidiary will focus on the generation of investment opportunities that are primarily non-sponsor oriented, complementing our current sponsor-oriented origination activities. Furthermore, we expect the SBIC subsidiary to typically target companies with annual EBITDA between $3 million and $15 million (compared to $5 million and $50 million for us) and typically invest between $5 million and $20 million per transaction (compared to $5 million and $25 million for us).

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. If and when received, an SBIC license will allow the SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest-only debentures with interest payable semi-annually and have a ten-year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities.

SBA regulations currently limit the amount that the SBIC subsidiary may borrow up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

The investments of an SBIC are limited to loans to and equity securities of eligible small businesses. Under present SBIC regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18 million and have average annual net income after U.S. federal income taxes not exceeding $6 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller” concerns, as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after U.S. federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years.

We expect to apply for exemptive relief from the SEC to permit us to exclude the debt of the SBIC subsidiary guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. If we receive an exemption for this SBA debt, we would have increased capacity to fund investments with debt capital.

We are currently in discussions with a party that has applied for a license from the SBA to operate as an SBIC, but we cannot assure you that we will complete the SBIC subsidiary transaction. In addition, we cannot assure you that the SBIC subsidiary will receive an SBIC license, that we will receive the exemptive relief from the SEC relating to excluding the SBIC subsidiary’s debt from our 200% asset coverage test or that the SBIC subsidiary will receive the capital commitment from the SBA necessary to begin issuing SBA-guaranteed debentures.

Market Opportunity

As of March 31, 2010, our investment portfolio consisted of outstanding loans of approximately $206.8 million in aggregate principal amount, of which 86.3% were senior secured loans. Following this offering, we intend to pursue an investment strategy focused primarily on other asset classes in which our external manager has expertise, including unitranche, one-stop, second-lien and mezzanine loans for middle-market companies in the United States. In particular, we believe that unitranche, one-stop lending, a relatively new entry to the lending marketplace, represents a significant growth opportunity offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest than a traditional multitranche structure. Additionally, we may invest in the equity securities of these companies, such as preferred stock, common stock, warrants and other equity interests, either directly or in conjunction with our debt investments. We believe that the economic recession and the recent dislocation in U.S. credit markets have provided excellent conditions for middle-market lending. We find the middle-market attractive for the following reasons:

Large Target Market. According to the U.S. Census Bureau in its 2002 economic census, businesses in the United States with annual revenues between $10 million and $2.5 billion accounted for approximately 39.2% of all revenues generated by U.S. companies and generated more than $8 trillion in annual revenues. We believe that these middle-market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have historically constituted the vast bulk of OFS’s portfolio companies since its inception, and constitute the vast bulk of our existing portfolio. We believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements with High Barriers to Entry. We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to private middle-market companies in the United States (a) is generally more labor-intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (b) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (c) may also require more extensive ongoing monitoring by the lender. As a result, middle-market companies historically have been served by a limited segment of the lending community. As a result of the unique challenges facing lenders to middle-market companies, there are high barriers to entry that a new lender must overcome.

Reduction in Competition Due to Dislocation in the Capital Markets. We believe that the dislocation in the markets over the last 18 to 24 months has further reduced the amount of credit available to middle-market companies. Many participants in the mezzanine, second-lien and subordinated debt market over the past five years, such as hedge funds and managers of CLOs, have contracted or eliminated their origination and sourcing activities as investors’ credit concerns have reduced available funding. In addition, we believe several existing business development companies are less active in the lending markets due to a lack of access to debt and equity financing. Moreover, many commercial banks face significant balance sheet constraints and increasing regulatory scrutiny, which we believe restricts their ability to lend. These balance sheet constraints are reflected in the results of the 2009 Shared National Credit review, which analyzed approximately $500 billion in loans formally identified as leveraged finance shared national credits. The 2009 Shared National Credit Review identified approximately 72% of the dollar volume of the 50 largest leveraged finance shared national credits as criticized assets.

Robust Demand for Debt Capital. Private equity firms reportedly raised more than $600 billion in each of 2007 and 2008, which we believe to be far in excess of the amount of equity they subsequently invested from this capital raised. We expect the large amount of unfunded buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us.

Significant Refinancing Requirements. We believe that the debt associated with a large number of middle-market leveraged mergers and acquisitions completed from 2005 to 2008, which totals approximately $97.7 billion in the aggregate, should begin to mature in the 2010-2013 time period. In many cases, this debt will need to be refinanced as the existing debt facilities mature. When combined with the decreased availability of debt financing for middle-market companies generally, we believe these factors will increase lending opportunities for us.

Attractive Pricing. Reduced access to, and availability of, debt capital for middle-market borrowers typically increases the interest rates, or pricing, of loans. We believe that interest rates charged on mezzanine credit facilities were at or above 15% per annum in many instances in 2009, versus average rates of approximately 14% in 2006 and 2007. Based on what OFS has observed, recent mezzanine deals typically have included meaningful upfront fees, prepayment protections and, in many cases, warrants, all of which should enhance the profitability of new loans to lenders.

Conservative Deal Structures. As a result of the recent credit crisis, many lenders are requiring less senior and total leverage, more equity and more comprehensive loan covenants than was customary in the years leading up to the credit crisis. Lower debt multiples on purchase prices suggest that the cash flow of borrowing companies should enable them to service their debt more easily, creating a greater buffer against a downturn. According to industry sources, leverage (defined as total debt to EBITDA) of middle-market companies has been at an historically low average level of approximately 3.4x for the most recent five quarters ended March 31, 2010. Since 1997, the previous lowest average leverage level was approximately 3.6x in 2001, while the previous highest average leverage level was approximately 4.8x in both 1997 and 2007.

Competitive Strengths and Core Competencies

Deep Management Team Experienced in All Phases of Investment Cycle and Across All Levels of the Capital Structure. We will be managed by OFS Advisor, which will have access through the Staffing Agreement with OFSC to the resources and expertise of OFS investment professionals. As of March 31, 2010, OFS’s credit and investment professionals (including all investment committee members) employed by OFSC had an average of over 15 years of investment experience with strong institutional backgrounds, including GE Capital, Bank of America Business Credit, Merrill Lynch, Heller Financial, NationsBank, Sanwa Business Credit Corporation, Canadian Imperial Bank of Commerce and Drexel Burnham Lambert Inc. Moreover, OFS’s investment professionals specialize in the acquisition, origination and sourcing, underwriting and asset management of our specific targeted class of portfolio companies and have experience in investing at all levels of the capital structure. OFS’s senior managers have gained extensive workout experience during multiple business cycles. These credit and investment professionals are supported by additional administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. The expertise of OFS’s senior managers extends beyond just loan origination and sourcing to significant experience with distressed debt and workouts. OFS also draws upon the significant experience of Richard Ressler, the Chairman of the executive committee of OFSAM and the Chairman of OFS Advisor’s investment committee. Mr. Ressler has been actively involved in managing and investing in private middle-market companies for over 20 years. Mr. Ressler is the founder and President of Orchard Capital, co-founder and Principal of CIM Group, Inc., a real estate investor and manager, and Chairman of j2 Global Communications, Inc., in addition to serving on the boards of directors of various private companies. He has developed an expansive network of relationships in the sponsor group and corporate arena, which we intend to leverage for loan origination and sourcing purposes.

Alignment of Interests Among Us, the Management Team of OFS Advisor and New Investors. Unlike many business development companies, the interests of the senior management team of OFS Advisor and OFSAM are directly and significantly aligned with those of us and our new investors in this offering. After giving effect to this offering, the senior management team of OFS Advisor and OFSAM will own, indirectly through their interests in OFSAM, in the aggregate, approximately         % of our outstanding shares of common stock (or         % if the underwriters’ over-allotment option is exercised in full). For many members of that senior management team, their investment in us represents a substantial percentage of such member’s net worth. Accordingly, these individuals have an incentive to make decisions in the long-term interests of all our stockholders.

Well-Diversified Senior Secured Existing Investment Portfolio. We believe our current loan portfolio generally consists of senior secured investments that, notwithstanding certain declines in financial performance, have continued to generate substantial cash flow and proven resilient over the past downturn with the expectation of high recovery rates for impaired loans, due in large part to our adherence to credit analysis and monitoring procedures. As of March 31, 2010, approximately 1.4% of our net loan balance was past due more than 90 days. With a contractual weighted average remaining life to maturity of 3.0 years, the majority of our assets are seasoned, and this has allowed us to gain a solid understanding of our borrowers and the industries in which they compete. Additionally, over time, we have established productive relationships with our portfolio companies. We believe our current portfolio is diverse, representing over 20 industry categories, with no category representing more than 14% of our portfolio, as of March 31, 2010. The portfolio was sourced from around the United States, with portfolio companies headquartered in 24 states and no one state accounting for more than 18% of the outstanding principal balance of our loans, as of March 31, 2010. Finally, we have little exposure to subprime, commodities, real estate or lodging. As our loan portfolio matures over its contractual 3.0-year weighted average life to maturity, we expect to redeploy the cash we receive by investing in unitranche, one-stop, second-lien and mezzanine loans in accordance with the investment strategy described in this prospectus.

Significant Investment Capacity. Income from our debt investments, subject to any paydown requirements of our Existing Credit Facility, together with the net proceeds of this offering and any new debt capacity we may incur, will provide us with a substantial amount of capital available for deployment into new investment opportunities in our targeted asset class.

Scalable Infrastructure Supporting the Entire Investment Cycle. We believe that our loan acquisition, origination and sourcing, underwriting, administration and management platform is highly scalable (that is, it can be expanded on a cost efficient basis within a timeframe that meets the demands of business growth). We believe that with limited incremental investment in personnel and back-office functions, our existing loan platform could accommodate three times our current loan volume. Because OFS Advisor will be compensated in part on a fixed percentage of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts), it will have an incentive to leverage that platform and put our capital to work.

Our platform extends beyond origination and sourcing and includes a regimented credit monitoring system. We believe that our careful approach, which involves ongoing review and analysis by an experienced team of professionals, should enable us to identify problems early and to assist borrowers before they face difficult liquidity constraints. The expertise of OFS senior managers extends beyond just loan origination and sourcing to significant experience with distressed debt and workouts, which the senior managers have managed together as a team through multiple business cycles. We believe that this experience enables us to prepare for possible negative contingencies in order to address them promptly should they arise.

Extensive Loan Sourcing Capabilities. OFS Advisor gives us access to the deal flow of OFS. We believe OFS’s 15-year history as a middle-market lending platform and its market position makes it a leading lender to many sponsors and other deal sources, especially in the currently weak lending environment, and we have extensive relationships with potential borrowers and other lenders. Since its inception, OFS (together with its predecessor) has closed approximately 1,000 transactions with aggregate commitments of approximately $7.5 billion. We believe that because of its relationships and its reputation in the marketplace as a source of debt capital to the middle-market, OFS receives relationship-based “early looks” at many investment opportunities, allowing it to be selective in the transactions it pursues.

Structuring with a High Level of Service and Operational Orientation. We intend to provide client-specific and creative financing structures to our portfolio companies. Based on our experience in lending to middle-market companies, we believe that the middle-market companies we target, as well as sponsor groups we may pursue, require a higher level of service, creativity and knowledge than has historically been provided by other service providers more accustomed to participating in commodity-like loan transactions. We believe the broad expertise of the investment professionals of OFS Advisor will enable us to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle. We will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we expect to be flexible in selecting and structuring investments, adjusting investment criteria, transaction structures and, in some cases, the types of securities in which we invest. This approach should enable OFS Advisor to identify attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our stated objective even during turbulent periods in the capital markets.

Rigorous Credit Analysis and Approval Procedures. OFS Advisor intends to utilize the established, disciplined investment process of OFS for reviewing lending opportunities, structuring transactions and monitoring investments. Using its disciplined approach to lending, OFS Advisor will seek to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and, where appropriate, the implementation of restrictive debt covenants. We expect that OFS Advisor will select borrowers whose businesses will retain significant enterprise value, even in a depressed market. We intend to use our capital resources to help our portfolio companies maintain sufficient liquidity to avoid the need for a distressed sale. While emphasizing thorough credit analysis, we intend to maintain strong relationships with sponsors and other deal sources by offering rapid initial feedback, from the OFS Advisor investment committee member leading the applicable deal team, to each investment opportunity shown to us.

Investment Criteria/Guidelines

Our investment objective is to generate current income and capital appreciation by investing primarily in unitranche, one-stop, second-lien and mezzanine loans for middle-market companies in the United States. In particular, we believe that unitranche lending, a relatively new entry to the lending marketplace, represents a significant growth opportunity offering the borrower the convenience of dealing with one lender, which may result in the lender to typically charge a higher blended rate of interest than a traditional multitranche structure. Additionally, we may invest in the equity securities of these companies, such as preferred stock, common stock, warrants and other equity interests, either directly or in conjunction with our debt investments. We intend to generate strong risk-adjusted net returns by assembling a diversified portfolio of investments across a broad range of industries.

We plan to target U.S. middle-market companies by utilizing our proprietary database of borrowers developed over OFS’s more than 15 years in lending to middle-market companies, as well as through OFS’s access to a network of financial institutions, private equity sponsors, investment banks, consultants and attorneys. A typical targeted borrower may exhibit one or more of the following characteristics:

•	number of employees between 150 and 2,000;

•	revenues between $50 million and $300 million;

•	annual EBITDA between $5 million and $50 million;

•	generally, private companies owned by private equity firms or owners/operators;

•	enterprise value between $25 million and $500 million;

•	effective and experienced management teams;

•	strong market share;

•	solid historical financial performance, including a steady stream of cash flow;

•	high degree of recurring revenue;

•	diversity of customers, markets, products and geography; and

•	differentiated products or services.

While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.

Investment Process Overview

OFS’s historical investment process, the process that OFS Advisor will employ in the management of our business, consists of six distinct phases:

•	Sourcing/Origination

•	Pre-Screening

•	Investment Committee Oversight

•	Due Diligence/Underwriting

•	Investment Committee

•	Portfolio Review/Credit Monitoring

Each of the phases is described in more detail below.

Sourcing/Origination. OFS (together with its predecessor) has originated, sourced and closed approximately 1,000 transactions with aggregate commitments of approximately $7.5 billion. OFS Advisor will continue to source investment opportunities through access to a network of over 100 financial institutions, private equity sponsors, investment banks, turnaround consultants and bankruptcy attorneys with whom its investment personnel have relationships, as well as its proprietary database of borrowers developed over more than 15 years in lending to middle-market companies.

As part of its review of a potential loan opportunity, OFS Advisor will seek to ensure that:

•	for all loans that we source or originate, the companies and their sponsors and management teams are reputable; and

•

for club loans that we do not originate and syndicated loans we may participate in, the agent or lead institutions in these transactions are known for high-quality credit analysis and due diligence based on both their institutional history and OFS Advisor’s prior experience with them.

Pre-Screening. Together with qualifying the source of a potential loan opportunity, OFS Advisor will screen potential transactions before proceeding to the full due diligence phase of the underwriting process. This screening will emphasize:

•	identification of a particular transaction’s strengths and weaknesses;

•	discussion of the prospective borrower’s industry and competitive position;

•	preliminary evaluation of the borrower’s historical financial information and financial projections; and

•	identification of elements upon which special attention will be focused during the full due diligence process.

During this process, OFS Advisor will evaluate the risk/reward characteristics of transactions to ensure pricing is appropriate to generate an appropriate risk-adjusted return.

Investment Committee Oversight. OFS Advisor’s team for each proposed loan will include at least one member of OFS Advisor’s investment committee or credit committee and will generally consist of a principal, director and associate. If, after the conclusion of the pre-screening process, the principal assigned to that deal team supports the investment, a screening memo will be prepared and presented to the investment committee to discuss issues, concerns and pre-conditions to making the investment. After consideration of the factors described in this prospectus, the investment committee will make a formal decision to either continue with the investment process or decline the potential investment.

Due Diligence/Underwriting. After receiving the preliminary approval of the investment committee, OFS Advisor will conduct appropriate due diligence on the proposed borrower. We expect OFS Advisor’s deal team to continue the same systematic, consistent approach historically employed by OFS to determine the specific risks, issues and concerns associated with each investment. The due diligence review will take into account information OFS Advisor’s team deems necessary to make an informed decision about the creditworthiness of the borrower and the risks of the investment, which includes but is not limited to inquiries into the borrower’s customers, suppliers, products, services, management team, industry, competitors, equity sponsor, structure, enterprise value, collateral value and historical financial results. In addition, OFS Advisor’s team will analyze the borrower’s projections and the investment’s risk/return and formulate an exit strategy.

For any investment, due diligence will involve a review of legal documentation for key terms, such as intercreditor agreement terms, voting rights, scheduled repayments, financial covenants, collateral and major amendments.

For new primary investments, the due diligence process will typically entail:

•	on-site management meetings (for agent and club transactions) and due diligence performed on operations;

•	background checks;

•	review of material contracts;

•	discussions with the customers and suppliers;

•	comprehensive analysis of historical results and projections; and

•	identification (and where possible quantification) of any pending litigation.

For secondary purchases, in addition to the typical due diligence and underwriting process, the review of legal documentation assists in ensuring appropriate contractual protections and control over the investment, in which OFS Advisor will consider:

•	how much control over the investment in the portfolio company can be obtained through the original documentation and the size of the commitment;

•	the composition of the broader creditor group;

•	the benefits of investing at different levels of the capital structure; and

•	for secondary distressed purchases, whether any restructuring will take place in court or out of court.

For secondary opportunistic purchases, in addition to the typical due diligence and underwriting process, OFS Advisor’s review will focus on clearly identifying issues, such as an inappropriate capital structure, a suboptimal management team or operational issues that led to stressed performance, and establishing a clear, concise restructuring plan. OFS Advisor’s process is expected to consist of:

•	evaluating whether the restructuring plan is reasonable and achievable;

•	assessing the management team and its ability to implement the plan;

•	identifying internal and external risks of the plan;

•	determining if the company has the personnel, processes and systems in place to properly run the business and implement its plan; and

•	determining if OFS Advisor has the resources to assist in executing the plan.

Finally, OFS Advisor’s diligence will include a thorough review of collateral and documents supporting the collateral’s value, such as appraisals, field audit reports and accounts receivable agings. OFS Advisor expects to use discounted cash flow and multiples analysis to determine an approximate enterprise value and liquidation value in supporting its investment decisions. OFS Advisor will seek to achieve the targeted return on the investment through structuring the purchase price, original issue discounts, interest income and fees, the size of the investment and the level of investment in the borrower’s capital structure. At the time of the investment, OFS Advisor will formulate an exit strategy that identifies the source and expected timing of the repayment of the loan.

Investment Committee. Upon the conclusion of the due diligence process and after considering the factors described above, OFS Advisor’s team will make a formal recommendation to the investment committee for approval.

Portfolio Review/Credit Monitoring. As of March 31, 2010, our portfolio had commitments of approximately $243.8 million and total loans outstanding of approximately $206.8 million in aggregate principal amount, representing approximately $180.9 million in fair value (plus approximately $4.2 million in fair value of other securities), with an average obligor commitment of $4.6 million. OFS views active portfolio monitoring as a vital part of the investment process. As part of the monitoring process, OFS Advisor will regularly assess the risk profile of each of our investments and rate each of them on an internal ratings scale that has credit quality and trend indicators. Low-rated loans will receive more frequent monitoring, including assessment of potential loss exposure using discounted cash flow, sales multiples and collateral valuation analysis. In order to determine these ratings, OFS Advisor will conduct periodic monitoring activities. The monitoring takes into account items that may include changing industry characteristics, company and industry critical parameters, collateral and covenant protection, risks to obligor cash flows, benchmarking borrower performance to base and/or stress-case scenarios, the value of the collateral and enterprise and the feasibility of the exit strategy.

OFS conducts, and OFS Advisor will conduct, different monitoring activities at different frequencies. For a typical investment, OFS Advisor’s review activities may be as follows:

Daily Activities:	•	Interact with loan administration to ensure accurate and timely information for internal and external reporting, daily fundings and collections

•	Obtain reports related to loan processing (i.e., payments, balances, unused revolver availability) to facilitate funding decisions

•	Conduct ongoing internal dialogue and senior management oversight of the entire portfolio

•	Maintain a dialogue with obligors, agent banks and sponsors in furtherance of credit strategy implementation

•	Manage loans aggressively, with increased reporting and oversight for stressed and distressed obligors

•	Analyze and maintain loan documentation and detailed loan obligor financial information

Weekly Activities:	•	Obtain a weekly balance report including the obligor’s loan activity

•	Hold a credit committee meeting attended by all credit directors and a senior member of loan administration, augmented by ad hoc meetings throughout the week to:

-	Discuss any amendments or waivers in the portfolio

-	Review past due reports and upcoming loan payments

-	Discuss obligors whose deteriorating financial condition requires more frequent monitoring

-	Discuss all other noteworthy events in the portfolio (e.g., payoffs, key management changes, upcoming meetings and visits, industry events)

•	Hold an investment committee meeting to preview prospective investments at an earlier stage and approve new investments upon completion of due diligence and underwriting activities

Monthly Activities:	•	Review formal asset management report for the obligor

•	Review a portfolio report of commitments, balances and availability of the obligor

•	Periodically meet with obligor management on-site to review performance and plans

•	Manage loans aggressively, with increased reporting and oversight for stressed and distressed obligors

•	Modify and adapt collection strategies, as appropriate

Quarterly Activities:	•	Conduct a formalized quantitative and qualitative review of investments, including:

-	Review of risk rating with credit quality and trend indicators

-	Financial analysis, including “actual versus plan” and “actual versus prior year” for the latest quarter and year-to-date

-	Review of recent developments specific to the obligor, as well as external factors affecting the obligor

-	Review of covenant compliance and loan documentation

-	Discussion of credit strategy and action plan and repayment sources

•	Conduct credit loss exposure analysis, as appropriate

Investment Committee

The purpose of OFS Advisor’s investment committee, which will be comprised of Richard Ressler (Chairman), Glenn Pittson, Bilal Rashid, Jeffrey Cerny, Kathi Inorio and Robert Palmer and will be provided under the Investment Advisory Agreement, is to evaluate and approve all of our investments, subject at all times to the oversight of our board of directors. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The investment committee will serve to provide investment consistency and adherence to our core investment philosophy and policies. The investment committee will also determine appropriate investment sizing and suggest ongoing monitoring requirements.

In addition to reviewing investments, investment committee meetings will serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow will be reviewed on a regular basis. Members of the investment team will be encouraged to share information and views on credits with the investment committee early in their analysis. We believe this process will improve the quality of the analysis and assists the deal team members to work more efficiently.

As described above, each transaction is presented to the investment committee in a formal written report. All of our new investments must be approved by a consensus of the investment committee. Each member of OFS Advisor’s investment committee performs a similar role for other investments managed by OFS and its affiliates. In certain instances, our board of directors may also determine that its approval is required prior to the making of an investment.

Investment Structure

Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

We anticipate that our loan portfolio will contain loans of the following types:

Unitranche Loans. Unitranche loans are loans that combine both senior and subordinated debt into one loan under which the borrower pays a single blended interest rate that reflects the relative risk of the secured and unsecured components. We anticipate structuring our unitranche loans as senior secured loans. We will obtain security interests in the assets of these portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of a portfolio company. We believe that unitranche lending, a relatively new entry to the lending marketplace, represents a significant growth opportunity offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest than a traditional multitranche structure. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, we will be the sole lender, or we together with our affiliates will be the sole lender, of unitranche loans, which can afford us additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance. Based on our evaluation of market conditions as of the date of this prospectus, we expect that the interest rate on unitranche loans will range between 6% and 10% (reflecting a blending of rates appropriate for the senior and junior debt exposures inherent in a unitranche loan) over applicable LIBOR.

One-Stop Loans. A one-stop facility may consist of both secured and unsecured components, but differs from a unitranche loan in that the secured and unsecured components retain their separate identities. In many cases, we may provide the borrower most, if not all, of the capital structure above the equity, including senior revolving debt, senior term debt, second-lien and subordinated debt. The primary advantages to the borrower are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues. We may then syndicate the debt with purchasers, although the borrower will continue to interact only with us. We will obtain security interests in the assets of these portfolio companies that will serve as collateral in support of the repayment of the secured portion of these loans. This collateral may take the form of first-priority liens on the assets of a portfolio company.

Second-lien Loans. We anticipate structuring these investments as junior, secured loans. We intend to obtain security interests in the assets of these portfolio companies that will serve as collateral in support of the repayment of such loans. This collateral may take the form of second-priority liens on the assets of a portfolio company and we may enter into an intercreditor agreement with the holders of the portfolio company’s senior secured debt. These loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity.

Mezzanine Loans. We anticipate structuring these investments as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically will have interest-only payments (often representing a combination of cash pay and PIK interest) in the early years, with amortization of principal deferred to maturity. Mezzanine loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Mezzanine investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. Mezzanine loans often include a PIK feature, which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan.

Warrants and Minority Equity Securities. In some cases, we will also receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with such a loan. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Senior Secured Loans. Senior secured loans comprise substantially all of our current investment portfolio. Although not part of our primary investment objective going forward, we may originate or source senior secured loans in the future. If we do so, we will obtain security interests in specified assets of these portfolio companies that will serve as collateral in support of the repayment of these loans (in certain cases, subject to a payment waterfall). The collateral will take the form of first liens on specified assets of the portfolio company borrower. Our senior secured loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. Under market conditions as of the date of this prospectus, we expect that the interest rate on senior secured loans will range between 5% and 8% over applicable LIBOR.

As of March 31, 2010, approximately 86.3% of our loans were senior secured loans, while the remaining portion constituted second-lien loans and junior securities.

We intend to tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We will seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk;

•

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances; and

•	selecting investments that we believe have a very low probability of loss.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Investments

We seek to create a diverse portfolio that includes senior secured, unitranche, one-stop, mezzanine, second-lien and subordinated unsecured loans, warrants and other equity interests by investing approximately $12.0 million in capital, on average, in the securities of middle-market companies. As of March 31, 2010, our portfolio had a weighted average yield on income producing investments at fair value of approximately 6.7%. We characterized approximately 86.3% of our portfolio as of March 31, 2010 as senior secured.

Set forth in the table and charts below is selected additional information about our obligors as of March 31, 2010:

Current Loan Portfolio	As of March 31, 2010: Balance and Obligor Summary	Commitment	Outstanding(1)
		(thousands)
	Balance: Term Loans	$189,634	$189,634
	Balance: Revolvers	53,923	17,144

	Total Balance	$243,557	$206,778

	Total # of Obligors	53	53

(1)	The difference of approximately $441,000 between the aggregate amount of the above outstanding loan balances and the loan balances presented on our audited financial statements represented our net unamortized loan deferred fee, which was applied against our gross loan balance on our December 31, 2009 audited financial statements.

By Size of Exposure	Obligor Size (in millions)	Commitment	Number
		(thousands)
	0 - 10	$159,838	47
	10 - 20	83,719	6
	20 - 30	—	0

	Total Balance	$243,557	53

OFS’ loan portfolio is well-diversified, with limited exposure to subprime, commodities, real estate and lodging.

By Industry	Category	Commitment	Percent
		(thousands)
	Printing & Publishing	$39,097	16.1%
	Automobile	36,410	14.9%
	Healthcare, Education & Childcare	11,022	4.5%
	Chemicals, Plastics & Rubber	23,364	9.6%
	Machinery (non-agriculture, non-construction, non-electronic)	19,439	8.0%
	Home & Office Furnishings, Housewares & Durable Consumer Products	14,781	6.1%
	Diversified/Conglomerate Service	14,718	6.0%
	Buildings & Real Estate	8,895	3.7%
	Retail Stores	9,725	4.0%
	Aerospace & Defense	9,197	3.8%
	Ecological	6,614	2.7%
	Leisure, Amusement, Entertainment	923	0.4%
	Personal & Nondurable Consumer Products (manufacturing only)	5,637	2.3%
	Beverage, Food & Tobacco	5,764	2.4%
	Broadcasting & Entertainment	6,150	2.5%
	Other	31,821	13.0%

	Total	$243,557	100.0%

Managerial Assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. OFS Services or an affiliate of OFS Services will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse OFS Services or an affiliate of OFS Services for its allocated costs in providing such assistance, subject to the review and approval by our board of directors, including our independent directors.

Competition

Our primary competitors in providing financing to middle-market companies include public and private funds, other business development companies, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or to the distribution and other requirements we must satisfy to maintain our RIC status.

We expect to use the expertise of the investment professionals of OFS and its affiliates to which we will have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior members of OFS and its affiliates will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Relating to our Business and Structure—We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Administration

We will not have any direct employees, and our day-to-day investment operations will be managed by OFS Advisor. We have a chief executive officer, chief financial officer and chief compliance officer and, to the extent necessary, our board of directors may elect to hire additional personnel going forward. Our officers will be employees of OFSC, an affiliate of OFS Advisor, and a portion of the compensation paid to our chief financial officer and chief compliance officer will be paid by us pursuant to the Administration Agreement. Some of our executive officers described under “Management” are also officers of OFS Advisor. See “Management and Other Agreements—Administration Agreement.”

Properties

We do not own any real estate or other physical properties material to our operation. Our headquarters are located at 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008, and are provided by OFS Services pursuant to the Administration Agreement. We also lease office space in New York, New York and Los Angeles, California. We believe that our office facilities are suitable and adequate for our business as we contemplate conducting it.

Legal Proceedings

OFS Capital Corporation, OFS Advisor and OFS Services are not currently subject to any material legal proceedings against them.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2010 for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and any board observer or participation rights we may receive in connection with our investment. Other than FCL Graphics, Inc., Polymer Technologies, Inc. and Plainfield Tool and Engineering, Inc., we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25.0% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned five percent or more of its voting securities. The loans in our current portfolio were either originated or purchased in the secondary market by OFSAM and its affiliates. There are no material differences in the underwriting standards that were used to originate or purchase in the secondary market our current portfolio securities and the underwriting standards described in this prospectus that we expect to implement.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest(1)	Maturity	Fair Value (Dollars in Thousands) (2)(3)	Percentage of Class Held
Airxcel, Inc. 3050 North Saint Francis Wichita, KS 67219	Machinery (non-agriculture, nonconstruction, non-electronic)	Senior Secured Revolving Loan	N/A (LIBOR +5.50%) (Prime +3.25%) (Unused Fee 1.00%) (LOC Fee 5.50%)	8/31/2012	$(10)
Airxcel, Inc. 3050 North Saint Francis Wichita, KS 67219	Machinery (non-agriculture, nonconstruction, non- electronic)	Senior Secured First Lien Term Loan	8.00% (LIBOR +5.50%) (Prime +3.25%)	8/31/2012	$2,049
Airxcel, Inc. 3050 North Saint Francis Wichita, KS 67219	Machinery (non-agriculture, nonconstruction, non- electronic)	Second Lien Term Loan	14.00% (LIBOR +11.50%)	2/28/2013	$1,581
Airxcel, Inc. 3050 North Saint Francis Wichita, KS 67219	Machinery (non-agriculture, nonconstruction, non- electronic)	Series A Warrants			$33	0.2056%	(4)
Airxcel, Inc. 3050 North Saint Francis Wichita, KS 67219	Machinery (non-agriculture, nonconstruction, non- electronic)	Series B Warrants			$32	0.2285%	(4)
Arclin US Holdings Inc. (5) c/o Arclin Canada Ltd. 5865 McLaughlin Road, Unit 3 Mississauga, ON, L5R 1B8 Canada	Chemicals, Plastics & Rubber	Senior Secured 1st Lien Term Loan	7.76% (LIBOR +6.00%) (Prime +5.00%)	1/15/2015	$1,678
Arclin US Holdings Inc. (5) c/o Arclin Canada Ltd. 5865 McLaughlin Road, Unit 3 Mississauga, ON, L5R 1B8 Canada	Chemicals, Plastics & Rubber	Unclassified Shares in Arclin Cayman Holdings Ltd.			$2,906	2.8371%
Automobile Protection Corp. 6010 Atlantic Boulevard Norcross, GA 30071	Insurance	Senior Secured Term Loan	8.38% (LIBOR +5.88%) (Prime +4.38%)	4/2/2013	$3,520
Barton-Cotton, Incorporated 1405 Parker Road Baltimore, MD 21227	Printing & Publishing	Senior Secured Revolver	9.50% (LIBOR +5.50%) (Prime +6.25%) (Unused Fee 0.50%)	8/9/2012	$36
Barton-Cotton, Incorporated 1405 Parker Road Baltimore, MD 21227	Printing & Publishing	Senior Secured Term Loan	9.50% (LIBOR +7.50%) (Prime +6.25%)	8/9/2013	$98
BBB Industries LLC 5640 Commerce Blvd. East Mobile, AL 36619	Automobile	Senior Secured Term Loan	3.00% (LIBOR +2.75%) (Prime +1.50%)	6/29/2013	$9,206
Blair Corporation, Haband Company, Inc., Johnny Appleseed’s, Inc., Norm Thompson Outfitters, Inc., and Draper’s & Damon’s, Inc. 30 Tozer Road Beverly, MA 01915	Retail Stores	Senior Secured Term Loan	4.25% (LIBOR +4.00%) (Prime +3.00%)	4/30/2013	$8,446
BlueWater Thermal Processing, LLC 3556 Lakeshore Road Buffalo, NY 14219	Mining, Steel, Iron & Nonprecious Metals	Senior Secured Revolving Credit	2.77% (LIBOR +5.25%) (Prime +4.25%) (Unused Fee 0.50%) (LOC Fee 3.25%)	6/30/2011	$976

Name and Address of Portfolio Company	Industry	Type of Investment	Interest(1)	Maturity	Fair Value (Dollars in Thousands) (2)(3)	Percentage of Class Held
Cardinal Logistics Management Corporation 1000 Old Roswell Lakes Parkway, Suite 300, Roswell GA 30076	Cargo Transport	Senior Secured Term Loan	12.50% (LIBOR +9.50%) (Prime +8.50%)	9/23/2013	$1,624
CEI Holdings Inc. 2182 Routh 35 South Holmdel, NJ 07733	Personal & Nondurable Consumer Products (Manufacturing Only)	Senior Secured Term Loan	8.06% (LIBOR +7.75%) (Prime +6.75%)	3/13/2013	$269
CEI Holdings Inc. 2182 Routh 35 South Holmdel, NJ 07733	Personal & Nondurable Consumer Products (Manufacturing Only)	Common Stock in Adonis Holdings Inc.			$—	0.2478%
Clarke American Corp. (6) 10931 Laureate Drive San Antonio, TX 78249	Printing & Publishing	Senior Secured Tranche B Term Loan	2.78% (LIBOR +2.50%) (Prime +1.50%)	6/30/2014	$1,784
CR Brands, Inc. 141 Venture Boulevard Spartanburg , SC 29306	Chemicals, Plastics & Rubber	Senior Secured Term Loan	7.75% (LIBOR +5.50%) (Prime +4.50%)	12/31/2012	$666
DEI Sales, Inc.(6) 1 Viper Way Vista, CA 92081	Electronics	Senior Secured Revolving Loan	8.75% (LIBOR +6.50%) (Prime +5.50%) (Unused Fee 0.38%) (LOC Fee 6.50%)	9/22/2012	$(50)
DEI Sales, Inc.(6) 1 Viper Way Vista, CA 92081	Electronics	Senior Secured Term Loan	8.50% (LIBOR +6.50%) (Prime +5.50%)	9/22/2013	$4,498
Dura-Line Merger Sub, Inc. 835 Innovation Drive Knoxville, TN 37932	Chemicals, Plastics & Rubber	Senior Secured Revolver	1.00% (LIBOR +3.75%) (Prime +2.75%) (Unused Fee 0.50%) (LOC Fee 4.00%)	3/22/2013	$56
Dura-Line Merger Sub, Inc. 835 Innovation Drive Knoxville, TN 37932	Chemicals, Plastics & Rubber	Senior Secured Term Loan A	6.50% (LIBOR +3.75%) (Prime +2.75%)	3/22/2014	$1,789
Edgestone CD Acquisition Corp. 1802 Fashion Court Joppa, MD 21085	Printing & Publishing	Senior Secured 1st Lien Term Loan	3.06% (LIBOR +2.75%) (Prime +1.75%)	12/31/2013	$5,021
Einstruction Corporation 308 North Carroll Blvd Denton, TX 76201	Healthcare, Education & Childcare	Senior Secured 1st Lien Term Loan	4.29% (LIBOR +4.00%) (Prime +2.75%)	7/2/2013	$7,520
Einstruction Corporation 308 North Carroll Blvd Denton, TX 76201	Healthcare, Education & Childcare	2nd Lien Term Loan	7.79% (LIBOR +7.50%) (Prime +6.75%)	7/2/2014	$2,787
EnviroSolutions, Inc. (6) c/o EnviroSolutinos Holdings, Inc. 14500 Avion Parkway, Suite 310 Chantilly, VA 20151	Ecological	Senior Secured Revolving Loan	10.50% (LIBOR +8.25%) (Prime +7.25%) (Unused Fee 1.00%) (LOC Fee 8.00%)	7/7/2011	$260
EnviroSolutions, Inc. (6) c/o EnviroSolutinos Holdings, Inc. 14500 Avion Parkway, Suite 310 Chantilly, VA 20151	Ecological	Senior Secured Term Loan	12.00% (LIBOR +9.75%) (Prime +8.75%)	7/7/2012	$2,784
FCL Graphics, Inc. 4600 N. Olcott Avenue Harwood Heights, IL 60706	Printing & Publishing	Senior Secured Revolver	1.99% (LIBOR +3.50%) (Prime +2.50%) (Unused Fee 0.50%) (LOC Fee 5.50%)	9/15/2011	$1,364
FCL Graphics, Inc. (7) 4600 N. Olcott Avenue Harwood Heights, IL 60706	Printing & Publishing	Senior Secured Term Loan A	5.75% (LIBOR +5.50%) (Prime +4.50%)	9/15/2011	$1,678
FCL Graphics, Inc. (7) 4600 N. Olcott Avenue Harwood Heights, IL 60706	Printing & Publishing	Senior Secured Term Loan B	9.75% (LIBOR +9.50%) (Prime +8.50%)	9/15/2011	$1,455
FCL Graphics, Inc. (7) 4600 N. Olcott Avenue Harwood Heights, IL 60706	Printing & Publishing	2nd Lien Term Loan	10.75% (LIBOR +10.50%) (Prime +9.50%)	12/16/2011	$1,144
FCL Graphics, Inc. (7) 4600 N. Olcott Avenue Harwood Heights, IL 60706	Printing & Publishing	Membership Interest in FCL Holding SPV, LLC			$—	45.0800%
Hilite Holdco Corporation, Inc.(5) 4100 Key Tower 127 Public Square Cleveland, OH 44114	Automobile	Unsecured Class B PIK Loan	8.00%	11/5/2019	$266

Name and Address of Portfolio Company	Industry	Type of Investment	Interest(1)	Maturity	Fair Value (Dollars in Thousands) (2)(3)	Percentage of Class Held
Hilite Holdco Corporation, Inc.(5) 4100 Key Tower 127 Public Square Cleveland, OH 44114	Automobile	Class B Common Stock in Hilite Holdco Corporation, Inc.			$—	3.5712%
Hoffmaster Group, Inc 2920 North Main Street Oshkosh, WI 54901	Personal & Nondurable Consumer Products (Manufacturing Only)	Senior Secured Term Loan	3.81% (LIBOR +3.50%) (Prime +2.00%)	10/15/2013	$1,577
Hopkins Manufacturing Inc. 428 Peyton P.O. Box 1157 Emporia, KS 66801-1157	Automobile	2nd Lien Term Loan C	7.50% (LIBOR +7.25%) (Prime +6.00%)	1/26/2012	$891
Insight Pharmaceuticals 550 Township Line Rd. Suite 300 Blue Bell, PA 19422	Chemicals, Plastics & Rubber	Senior Secured Revolving Loan	2.22% (LIBOR +4.00%) (Prime +2.75%) (Unused Fee 0.50%) (LOC Fee 2.75%)	3/31/2011	$255
Industrial Container Services, LLC 1540 S. Greewood Ave Montebello, CA 90640	Diversified/Conglomerate Service	Senior Secured Term Loan B	4.30% (LIBOR +4.00%) (Prime +2.50%)	9/30/2011	$845
Industrial Container Services, LLC 1540 S. Greewood Ave Montebello, CA 90640	Diversified/Conglomerate Service	Senior Secured Term Loan C	4.27% (LIBOR +4.00%) (Prime +2.50%)	9/30/2011	$1,048
Insight Pharmaceuticals 550 Township Line Rd. Suite 300 Blue Bell, PA 19423	Chemicals, Plastics & Rubber	Senior Secured Term Loan A	4.00% (LIBOR +4.00%) (Prime +2.75%)	3/31/2011	$982
Insight Pharmaceuticals 550 Township Line Rd. Suite 300 Blue Bell, PA 19423	Chemicals, Plastics & Rubber	Senior Secured Term Loan B	4.67% (LIBOR +4.38%) (Prime +3.13%)	3/31/2012	$3,286
Intermedia Espanol, Inc.(5) Televicentro De Puerto Rico, San Juan, Puerto Rico 00936-2050	Broadcasting & Entertainment	Senior Secured Term Loan	3.55% (LIBOR +3.25%) (Prime +2.00%)	3/30/2012	$2,982
Jason Incorporated 411 East Wisconsin Avenue Suite 2120 Milwaukee, WI 53202	Diversified/ Conglomerate Manufacturing	Senior Secured Revolver	5.89% (LIBOR +5.75%) (Prime +4.50%) (Unused Fee 0.50%) (LOC Fee 3.50%)	4/30/2010	$669
Jason Incorporated 411 East Wisconsin Avenue Suite 2120 Milwaukee, WI 53202	Diversified/Conglomerate Manufacturing	Senior Secured Term Loan	6.00% (LIBOR +5.75%) (Prime +4.50%)	4/30/2010	$746
Jonathan Holding Company 4100 Exchange Suite 200 Irvine, CA 92602	Machinery (non-agriculture, nonconstruction, non-electronic)	Senior Secured Revolver	N/A (LIBOR +5.25%) (Prime +4.00%) (Unused Fee 0.50%) (LOC Fee 5.25%)	6/28/2013	$(228)
Jonathan Holding Company 4100 Exchange Suite 200 Irvine, CA 92602	Machinery (non-agriculture, nonconstruction, non-electronic)	Senior Secured Term Loan	7.25% (LIBOR +5.25%) (Prime +4.00%)	6/28/2013	$10,298
Jones Stephens Corp. 3249 Moody Parkway Moody, Alabama 35004	Buildings & Real Estate	Senior Secured Term Loan	7.75% (LIBOR +5.75%) (Prime +4.50%)	9/7/2012	$2,072
Koosharem Corporation 3820 State Street Santa Barbara, CA 93105	Diversified/Conglomerate Service	Senior Secured Term Loan	8.26% (LIBOR +8.00%) (Prime +7.00%)	6/30/2014	$4,518
LMH I, Inc. 787 Watervliet Shaker Road Latham, NY 12110	Leisure, Amusement, Motion Picture, Entertainment	Senior Secured Loan Initial Note (Term Loan)	10.00%	1/22/2015	$838
LMH I, Inc. (Latham)	Leisure, Amusement, Motion Picture, Entertainment	Common Stock in LMH I, Inc.			$984	4.5259%
LVI Services, Inc. 80 Broad Street, 3rd Floor New York, NY 10004	Ecological	Senior Secured Term B Loan	9.25% (LIBOR +7.00%) (Prime +6.00%)	11/16/2011	$1,896
McKenzie Sports Products P.O. Box 480 Granite Quarry, NC 28072	Personal & Nondurable Consumer Products (Manufacturing Only)	Senior Secured Term Loan A	3.61% (LIBOR +3.25%) (Prime +2.25%)	8/31/2011	$3,202

Name and Address of Portfolio Company	Industry	Type of Investment	Interest(1)	Maturity	Fair Value (Dollars in Thousands) (2)(3)	Percentage of Class Held
MetoKote Corporation 1340 Neubrecht Road Lima, OH 45801	Automobile	Senior Secured Term Loan	9.00% (LIBOR +6.50%) (Prime +5.50%)	11/27/2011	$2,549
National Bedding Company, LLC 5401 Trillium Blvd. Suite 250 Hoffman Estates, IL 60192	Home & Office Furnishings, Housewares & Durable Consumer Products	Senior Secured 1st Lien Term Loan	2.31% (LIBOR +2.00%) (Prime +1.00%)	2/28/2013	$2,507
National Bedding Company, LLC 5401 Trillium Blvd. Suite 250 Hoffman Estates, IL 60192	Home & Office Furnishings, Housewares & Durable Consumer Products	2nd Lien Term Loan	5.31% (LIBOR +5.00%) (Prime +4.00%)	2/28/2014	$8,940
Pamarco Technologies, Inc.; Pamarco, Incorporated; Chicago Manifold Products Co.; Diamond Holding Corporation; Accel Graphic Systems, Inc.; Armotek Industries, Inc. 235 East 11th Avenue Roselle, NJ 07203	Printing & Publishing	Senior Secured Revolving Loan	N/A% (LIBOR +3.75%) (Prime +2.25%) (Unused Fee 0.50%) (LOC Fee 4.25%)	12/31/2014	$(412)
Pamarco Technologies, Inc.; Pamarco, Incorporated; Chicago Manifold Products Co.; Diamond Holding Corporation; Accel Graphic Systems, Inc.; Armotek Industries, Inc. 235 East 11th Avenue Roselle, NJ 07203	Printing & Publishing	Senior Secured Term Loan A	6.00% (LIBOR +3.75%) (Prime +2.25%)	12/31/2014	$7,319
Pamarco Technologies, Inc.; Pamarco, Incorporated; Chicago Manifold Products Co.; Diamond Holding Corporation; Accel Graphic Systems, Inc.; Armotek Industries, Inc. 235 East 11th Avenue Roselle, NJ 07203	Printing & Publishing	2nd Lien Term Loan	6.00% (LIBOR +3.75%) (Prime +2.25%)	12/31/2014	$4,213
Panther II Transportation, Inc. 4940 Panther Parkway Seville, OH 44273	Cargo Transport	Senior Secured Revolving Loan	N/A% (LIBOR +6.25%) (Prime +5.00%) (Unused Fee 0.50%) (LOC Fee 6.25%)	12/31/2011	$(17)
Panther II Transportation, Inc. 4940 Panther Parkway Seville, OH 44273	Cargo Transport	Senior Secured Term Loan	9.25% (LIBOR +6.25%) (Prime +5.00%)	12/31/2011	$2,402
PDM Bridge, LLC 2800 Melby Street Eau Claire, WI 54703	Buildings & Real Estate	Senior Secured Term Loan	3.06% (LIBOR +2.75%) (Prime +1.75%)	12/31/2013	$1,786
Plaze Inc. 105 Bolte Lane St. Clair, MO 63077	Chemicals, Plastics & Rubber	Senior Secured Revolver	N/A (LIBOR +3.00%) (Prime +2.00%) (Unused Fee 0.50%) (LOC Fee 3.00%)	4/5/2013	$(66)
Plaze Inc. 105 Bolte Lane St. Clair, MO 63077	Chemicals, Plastics & Rubber	Senior Secured Term Loan	3.25% (LIBOR +3.00%) (Prime +2.00%)	10/5/2013	$7,386
Polymer Technologies, Inc. and Plainfield Tool and Engineering, Inc. (7) 24035 Riverwalk Court P.O. Box 265 Plainfield, IL 60544	Automobile	Senior Secured Incremental Revolving Cmt (Aug 2009)	6.50% (LIBOR +4.75%) (Prime +3.25%) (Unused Fee 0.50%) (LOC Fee 3.50%)	6/30/2014	$1,927
Polymer Technologies, Inc. and Plainfield Tool and Engineering, Inc. (7) 24035 Riverwalk Court P.O. Box 265 Plainfield, IL 60544	Automobile	Senior Secured Incremental Revolving Cmt (Dec 2009)	6.91% (LIBOR +8.00%) (Prime +6.50%) (Unused Fee 0.50%)	6/30/2014	$1,384
Polymer Technologies, Inc. and Plainfield Tool and Engineering, Inc. (7) 24035 Riverwalk Court P.O. Box 265 Plainfield, IL 60544	Automobile	Senior Secured Revolving Loan	5.14% (LIBOR +4.75%) (Prime +3.25%) (Unused Fee 0.50%) (LOC Fee 3.50%)	6/30/2014	$3,646
Polymer Technologies, Inc. and Plainfield Tool and Engineering, Inc. (7) 24035 Riverwalk Court P.O. Box 265 Plainfield, IL 60544	Automobile	Senior Secured Term Loan A	5.64% (LIBOR +5.25%) (Prime +3.75%)	6/30/2014	$4,911

Name and Address of Portfolio Company	Industry	Type of Investment	Interest(1)	Maturity	Fair Value (Dollars in Thousands) (2)(3)	Percentage of Class Held
Polymer Technologies, Inc. and Plainfield Tool and Engineering, Inc. (7) 24035 Riverwalk Court P.O. Box 265 Plainfield, IL 60544	Automobile	Senior Secured Term Loan D	5.64% (LIBOR +5.25%) (Prime +3.75%)	6/30/2014	$1,929
Polymer Technologies, Inc. and Plainfield Tool and Engineering, Inc.(7) 24035 Riverwalk Court P.O. Box 265 Plainfield, IL 60544	Automobile	Common Stock in Polymer Plainfield Holdings (US), Inc.			$—	50.0000%
Radio Systems Corporation 10427 Electric Avenue Knoxville, TN 37932	Home & Office Furnishings, Housewares & Durable Consumer Products	Senior Secured Revolver	2.21% (LIBOR +1.50%) (Prime +0.50%) (Unused Fee 0.25%) (LOC Fee 1.75%)	9/15/2011	$1,428
Regent Broadcasting 100 East River Center Boulevard 9th Floor Covington, KY 41011	Broadcasting & Entertainment	Senior Secured Term B1 Loan	6.00% (LIBOR +4.25%) (Prime +2.75%)	11/21/2013	$2,209
Revere Industries, LLC 17005 Westfield Park Road Westfield, IN 46074	Diversified/ Conglomerate Manufacturing	Senior Secured Delayed Draw Term Loan	6.87% (LIBOR +6.00%) (Prime +5.00%) (Unused Fee 0.50%)	6/30/2013	$768
Revere Industries, LLC (7) 17005 Westfield Park Road Westfield, IN 46074	Diversified/Conglomerate Manufacturing	Senior Secured Rollover Loans	9.00% (LIBOR +6.00%) (Prime +5.00%)	6/30/2013	$2,037
Revere Industries, LLC (7) 17005 Westfield Park Road Westfield, IN 46074	Diversified/Conglomerate Manufacturing	2nd Lien Term Loan	10.00% (LIBOR +3.00%) (Prime +2.00%)	6/30/2013	$208
SMG 701 Market Street Suite 4400 Philadelphia, PA 19106	Diversified/Conglomerate Service	Senior Secured Revolver	N/A (LIBOR +3.00%) (Prime +2.00%) (Unused Fee 0.50%) (LOC Fee 3.00%)	7/27/2012	$(111)
SMG 701 Market Street Suite 4400 Philadelphia, PA 19106	Diversified/Conglomerate Service	Senior Secured Term Loan B	3.27% (LIBOR +3.00%) (Prime +2.00%)	7/27/2014	$5,229
Sunrise Windows, LLC 200 Enterprise Drive Termperance, MI 48182	Buildings & Real Estate	Senior Secured Term Loan B	5.00% (LIBOR +4.00%) (Prime +2.75%)	3/28/2011	$2,418
TAP Automotive Holdings, LLC 801 West Artesia Boulevard Compton, CA 90220	Automobile	Senior Secured Term Loan C	8.25% (LIBOR +4.25%) (Prime +4.25%)	11/30/2011	$1,479
TAP Automotive Holdings, LLC 801 West Artesia Boulevard Compton, CA 90220	Automobile	Senior Secured Term Loan D	10.25% (LIBOR +6.25%) (Prime +6.25%)	11/30/2011	$790
TAP Automotive Holdings, LLC 801 West Artesia Boulevard Compton, CA 90220	Automobile	Class A Membership Interest in TAPL, LLC			$240	2.2078%
Teaching Company LLC, The 4151 Lafayette Center Drive, No. 100 Chantilly, VA 20151	Printing & Publishing	Senior Secured Revolver	N/A (LIBOR +2.00%) (Prime +1.00%) (Unused Fee 0.50%) (LOC Fee 2.00%)	9/29/2011	$(236)
Teaching Company LLC, The 4151 Lafayette Center Drive, No. 100 Chantilly, VA 20151	Printing & Publishing	Senior Secured Term Loan A	2.25% (LIBOR +2.00%) (Prime +1.00%)	9/29/2012	$779
Tecta America Corporation 5215 Old Orchard Road, Suite 880 Skokie, IL 60077	Buildings & Real Estate	Senior Secured Revolver	5.23% (LIBOR +5.75%) (Prime +4.50%) (Unused Fee 0.50%) (LOC Fee 5.75%)	12/11/2011	$112
Tecta America Corporation 5215 Old Orchard Road, Suite 880 Skokie, IL 60077	Buildings & Real Estate	Senior Secured Term Loan	8.00% (LIBOR +5.75%) (Prime +4.50%)	12/11/2011	$718
Thermal Solutions LLC 94 Tide Mill Road Hampton, NH 03842	Aerospace & Defense	Senior Secured Revolver	3.00% (LIBOR +3.75%) (Prime +2.75%) (Unused Fee 0.50%) (LOC Fee 4.00%)	3/21/2011	$1,285

Name and Address of Portfolio Company	Industry	Type of Investment	Interest(1)	Maturity	Fair Value (Dollars in Thousands) (2)(3)	Percentage of Class Held
Thermal Solutions LLC 94 Tide Mill Road Hampton, NH 03842	Aerospace & Defense	Senior Secured Term B Loan	4.54% (LIBOR +4.25%) (Prime +3.25%)	3/21/2012	$501
Thermal Solutions LLC 94 Tide Mill Road Hampton, NH 03842	Aerospace & Defense	Senior Secured Term C Loan	5.04% (LIBOR +4.75%) (Prime +3.75%)	3/21/2012	$1,573
Thermo Fluids Inc. 8925 E Pima, Center Parkway Suite 105 Scottsdale, AZ 85258	Oil & Gas	Senior Secured Tranche B Term Loan	5.25% (LIBOR +5.00%) (Prime +4.00%)	6/27/2013	$336
Transfirst Holdings, Inc. 5950 Berkshire Lane, Suite 1100 Dallas, TX 75225	Finance	Senior Secured Term Loan	3.04% (LIBOR +2.75%) (Prime +1.75%)	6/15/2014	$3,332
Veyance Technologies, Inc. 1144 East Market Street Akron, OH 44316	Chemicals, Plastics & Rubber	Senior Secured Delayed Draw	2.74% (LIBOR +2.50%) (Prime +1.50%) (Unused Fee 0.75%)	7/31/2014	$326
Veyance Technologies, Inc. 1144 East Market Street Akron, OH 44316	Chemicals, Plastics & Rubber	Senior Secured Initial Term Loan	2.74% (LIBOR +2.50%) (Prime +1.50%)	7/31/2014	$2,276
Washington Inventory Service 9265 Sky Park Court, Suite 100 San Diego, CA 92123	Personal, Food & Misc. Services	Senior Secured U.S. Revolving Facility	N/A (LIBOR +3.00%) (Prime +2.00%) (Unused Fee 0.50%)	5/20/2013	$(142)
WCI Acquisition SUB(ABC), Inc. 790 Eubanks Drive Vacaville, CA 95688	Beverage, Food & Tobacco	Senior Secured Revolving Loan	3.17% (LIBOR +6.00%) (Prime +4.75%) (Unused Fee 0.50%) (LOC Fee 3.50%)	6/30/2010	$352
WCI Acquisition SUB(ABC), Inc. 790 Eubanks Drive Vacaville, CA 95688	Beverage, Food & Tobacco	Senior Secured Term Loan A	8.00% (LIBOR +6.00%) (Prime +4.75%)	6/30/2010	$211
WCI Acquisition SUB(ABC), Inc. 790 Eubanks Drive Vacaville, CA 95688	Beverage, Food & Tobacco	Senior Secured Term Loan B	8.25% (LIBOR +6.25%) (Prime +2.50%)	6/30/2011	$2,416
WCI Acquisition SUB(ABC), Inc. 790 Eubanks Drive Vacaville, CA 95688	Beverage, Food & Tobacco	Senior Secured Term Loan C	9.25% (LIBOR +7.25%) (Prime +6.00%)	12/31/2011	$2,146
Weasler Engineering, Inc. 7801 State Highway 45N West Bend, WI 53090	Farming & Agriculture	Senior Secured Revolving Loan	0.82% (LIBOR +3.25%) (Prime +2.00%) (Unused Fee 0.50%) (LOC Fee 3.25%)	10/3/2011	$41
Wesco Aircraft Hardware Corp. (7) 27727 Avenue Scott Valencia, CA 91355	Aerospace & Defense	Senior Secured Loan Dollar Revolver	N/A (LIBOR +1.75%) (Prime +0.75%) (Unused Fee 0.38%) (LOC Fee 2.38%)	9/28/2012	$(310)

			Total		$185,141

(1)	The first rate provided in this column for each investment reflects the interest rate on all drawn amounts as of March 31, 2010. “N/A” represents revolving loans with no drawn amounts. Other values in this column represent borrower options.

(2)	Fair value includes accrual of PIK interest on debt investments.

(3)	In determining the fair value of revolving commitments, any discount with respect to that investment must be subtracted from the entire commitment (both funded and unfunded portions). When the discount is large enough relative to the unfunded portion of the commitment or when the entire facility is unfunded, this can result in a negative fair value.

(4)	Percentages shown for warrants represent the percentage of outstanding common stock, assuming the exercise of such warrants.

(5)	Non-U.S. company or principal place of business outside of the United States.

(6)	Public company.

(7)	Our investment in this entity will be distributed to OFSAM prior to the completion of this offering and our election to be treated as a business development company.

MANAGEMENT

Our business and affairs will be managed under the direction of our board of directors. Upon completion of this offering, the board of directors is expected to consist of five members, three of whom are not “interested persons” of OFS Capital Corporation, OFS Advisor or their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” Our board of directors elects our officers, who will serve at the discretion of the board of directors. The responsibilities of our board of directors include, among other things, oversight of our investment activities, quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors has an audit committee and a nominating and corporate governance committee and may establish additional committees from time to time as necessary.

Glenn R. Pittson, the Chairman of our board of directors, also serves as President and Chief Investment Officer of OFSAM and is therefore an interested person as defined in Section 2(a)(19) of the 1940 Act. The board of directors believes that it is in the best interests of our investors for Mr. Pittson to lead the board of directors because of his extensive experience with the day-to-day management of investment funds and his broad financial industry experience, as described below. We have designated                          as lead independent director, who acts as a liaison between the independent directors and management between meetings of the board of directors and is involved in the preparation of agendas for board and committee meetings. The board of directors believes that its leadership structure is appropriate in light of the characteristics of the Company because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The board of directors also believes that its size creates a highly efficient governance structure that provides significant opportunity for direct communication between OFS Advisor and the board of directors.

Oversight of our investment activities extends to oversight of the risk management processes employed by OFS Advisor as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of OFS Advisor as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of directors’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

Board of Directors

Each of our directors is elected to a one-year term of office. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since
Interested Directors
Glenn R. Pittson	54	Chairman	2010
Bilal Rashid	39		2010

Independent Directors
Marc Abrams		Director
Robert J. Cresci		Director
		Director

The address for each of our directors is c/o OFS Capital Corporation, 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Chief Financial Officer, Treasurer and Secretary
Chief Compliance Officer

The address for each of our executive officers is c/o OFS Capital Corporation, 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008.

Biographical Information

For purposes of this presentation, our directors have been divided into two groups—independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

Marc Abrams is the founder and leader of the public company business sector of SingerLewak LLP. He has over 35 years of public accounting experience. Mr. Abrams’ expertise includes audits of publicly held companies, initial public offerings, private offerings, corporate reorganizations and acquisitions, evaluating business plans and litigation support. Additionally, Mr. Abrams’ broad practice includes expertise in several industries including technology, life sciences, real estate, retail and franchise, hotels and casinos, and manufacturing.

Mr. Abrams graduated from American University in 1967 with a Bachelor of Science degree in Accounting. He is an active member of AICPA, the California Society of CPAs and the Los Angeles Venture Association. Mr. Abrams’ brings to our board of directors extensive accounting experience and expertise, which will be invaluable to our company.

Robert J. Cresci has been a managing director of Pecks Management Partners Ltd., an investment management firm, since 1990. He currently serves on the boards of j2 Global Communications, Inc., Sepracor, Inc., Luminex Corporation and Continucare Corporation.

Mr. Cresci holds an undergraduate degree in Engineering from the United States Military Academy at West Point and holds a M.B.A. in Finance from the Columbia University Graduate School of Business. By virtue of his time with Pecks Management Partners and the other business entities mentioned, Mr. Cresci brings to our board of directors his broad expertise and experience in investment strategies, accounting issues, and public company matters.

Interested Directors

Glenn R. Pittson is the President and Chief Investment Officer of OFSAM, which he co-founded in 2001, and a Senior Managing Director of OFSC. Mr. Pittson has over 25 years of experience in corporate finance, senior and mezzanine lending, structured finance, loan workouts and loan portfolio management. Prior to founding OFSAM, Mr. Pittson spent the majority of his career at Canadian Imperial Bank of Commerce and its affiliates. During 1997 and 1998, Mr. Pittson managed CIBC World Markets’ U.S. loan portfolio as the head of U.S. Credit Capital Markets, where he was central to the development and execution of a fundamental restructuring of CIBC’s loan origination activities.

From 1997 through 1999, Mr. Pittson was also a member of various core operating committees at CIBC, including the U.S. Credit Committee, the New Initiatives Committee, the Global Finance Committee, the U.S.A. Management Committee and the U.S. Underwriting Committee. As a founding manager of CIBC’s leveraged buyout business in the mid-1980s, Mr. Pittson focused on building the middle-market, agented transaction business. Mr. Pittson holds a B.S. in Economics and Finance from Rutgers University. Mr. Pittson’s entrepreneurial and leadership experience with OFSAM and his previous experience in lending, loan origination and management are invaluable to our board of directors.

Bilal Rashid is a Senior Managing Director of OFSC and a member of the investment, credit and executive committees of the firm. In addition to his investment responsibilities, he is responsible for the capital markets-related activities of OFSC. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has approximately 15 years of experience in investment banking, debt capital markets and investing as it relates to securitizations, structured credit and corporate credit. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets from 2003 to 2005. Mr. Rashid joined Natixis as part of a large team move from CIBC World Markets. He was a director at CIBC from 1999 to 2003. Prior to that, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank (1995-1997), and as a financial analyst at Lehman Brothers (1993-1995). Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University (1989-1993) and an MBA from Columbia University (1997-1999). Mr. Rashid brings to our board of directors invaluable experience in investment banking, securitization and financing.

Executive Officers Who Are Not Directors

Board Committees

Audit Committee

The members of our audit committee are Mr. Abrams, Mr. Cresci and         , each of whom meets the independence standards established by the SEC and Nasdaq for audit committees and is independent for purposes of the 1940 Act.          serves as chairman of the audit committee. Our board of directors has determined that          is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are          and         , each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance regulations.          serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

The nominating and corporate governance committee will consider nominees to the board of directors recommended by a stockholder, if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board of directors, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us. Decisions regarding executive compensation are made by the independent directors on our board.

Compensation of Directors

The following table shows information regarding the compensation expected to be received by our independent directors for the calendar year ending December 31, 2010. No compensation is paid to directors who are “interested persons.”

Name	Aggregate Compensation from OFS Capital Corporation(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from OFS Capital Corporation Paid to Director
Independent Directors
Marc Abrams
Robert J. Cresci

Interested Director
Glenn R. Pittson	—	—	—
Bilal Rashid	—	—	—

(1)	We are newly organized, and the amounts listed are estimated for the calendar year ending December 31, 2010. For a discussion of the independent directors’ compensation, see below.

(2)	We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

The independent directors will receive an annual fee of $    . They will also receive $     plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board of directors meeting and will receive $     plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. The Chairman of the audit committee will receive an annual fee of $        , and each chairman of any other committee will receive an annual fee of $         for his or her additional services in these capacities. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons.”

Compensation of Executive Officers

None of our officers receives direct compensation from us.         , our         , and         , our         , are paid by OFS Services, subject to reimbursement by us pursuant to the Administration Agreement of the fees paid by OFS

Services to OFSC pursuant to the Staffing Agreement for an allocable portion of such compensation for services rendered by such persons to us. To the extent that OFS Services outsources any of its functions under the Administration Agreement or OFSC under the Staffing Agreement, we will pay the fees associated with such functions on a direct basis without profit to OFS Services or OFSC.

Investment Committee

The investment committee of OFS Advisor responsible for our investments will meet regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by OFS Advisor on our behalf. In addition, the investment committee will review and determine whether to make prospective investments identified by OFS Advisor and monitor the performance of our investment portfolio.

Information regarding members of the investment committee is as follows:

Name(1)	Age	Position
Richard S. Ressler	51	Chairman of OFSC’s board of directors, Chairman of OFS Advisor’s investment committee
Glenn R. Pittson	54	Senior Managing Director of OFSC
Bilal Rashid	39	Senior Managing Director of OFSC
Jeffrey A. Cerny	47	Senior Managing Director of OFSC
Kathi J. Inorio	46	Senior Managing Director of OFSC
Robert S. Palmer	50	Managing Director of OFSC

(1)	The address for each member of the investment committee is c/o OFS Capital Corporation, 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008.

Members of the Investment Committee Who Are Not Our Directors or Officers

Richard S. Ressler is a Co-Founder and Chairman of the executive committee of OFSAM, serving as Chairman pursuant to a consulting agreement between OFSAM and Orchard Capital. Mr. Ressler is the founder and President of Orchard Capital, a firm that provides investment capital and advice to companies (including OFSAM) in which Orchard Capital or its affiliates invest. He has been President of Orchard Capital since 1994. Mr. Ressler is a Co-Founder and Principal of CIM Group, Inc., a real estate investment and management company. In addition, Mr. Ressler is Chairman of the Board of Directors of j2 Global Communications, Inc., a communications company. Mr. Ressler also serves as a board member for various private companies.

Prior to founding Orchard Capital, from 1988 until 1994 Mr. Ressler served as vice chairman of Brooke Group Limited, the predecessor of Vector Group Ltd. (“VGR”), and in various capacities at VGR and its subsidiaries, including acting chief executive officer of Skybox, a leading trading card manufacturer, co-chief executive officer of Liggett & Myers Tobacco Company, chairman of Liggett Ducat, J.S.C. (VGR’s cigarette manufacturing company in Russia), president of Brooke Overseas Limited (a real estate subsidiary of VGR in Russia) and director of New Valley Corporation (the holding company of Western Union). Prior to that, Mr. Ressler was with DBL, where he focused on merger and acquisition transaction and the financing needs of middle-market companies. Mr. Ressler began his career in 1983 with Cravath, Swaine and Moore, working on public offerings, private placements, and merger and acquisition transactions. Mr. Ressler holds a B.A. from Brown University, and J.D. and MBA degrees from Columbia University.

Jeffrey A. Cerny is the Senior Managing Director of OFSC, where he serves as the Chairman of the credit committee and sits on the investment and executive committees. He is responsible for compliance with all credit policies as well as the oversight of the credit evaluation, credit monitoring, troubled credit and loan administration functions. He also manages the firm’s liabilities and is responsible for negotiating and structuring OFSC’s structured funding vehicles.

Prior to joining OFSC, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law.

Kathi J. Inorio joined OFSC in 1998 and is the head of OFSC’s origination and underwriting group. She is responsible for all origination and underwriting and sits on the credit, investment and executive committees.

Prior to joining OFSC, Ms. Inorio was a vice president in the corporate finance group at Heller Financial, Inc. Ms. Inorio was responsible for underwriting, negotiating and closing new business transactions as well as portfolio management of middle-market senior cash flow loans. Ms. Inorio began her career with KPMG, where she was responsible for supervising manufacturing company and real estate audits. Ms. Inorio holds a B.S. in Accounting with a minor in Business Administration from Illinois State University, and is a Certified Public Accountant.

Robert S. Palmer is the Managing Director of OFSC’s portfolio management and loan recovery group, and he also is a member of OFSC’s credit and investment committees.

Prior to joining OFSC in September 2000, Mr. Palmer spent 11 years at First Maryland Bancorp (now M&T Bank), where he was a vice president, and five years at NationsBank (now Bank of America), where he served as senior vice president/senior credit policy officer. Mr. Palmer holds a B.A. degree from Washington & Lee University and an M.A. from The John Hopkins University School of Advanced International Studies.

Portfolio Management

Each investment opportunity will require the approval of the investment committee. Follow-on investments in existing portfolio companies may require the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the investment committee. The day-to-day management of investments approved by the investment committee will be overseen by          and         . Biographical information with respect to          and          is set out under “—Biographical Information.”

Each of          and          has ownership and financial interests in, and may receive compensation and/or profit distributions from, OFS Advisor. Neither          nor          receives any direct compensation from us. As of the consummation of the offering,          and          will beneficially own          and          shares, respectively, of our common stock.          and          are also primarily responsible for the day-to-day management of          other pooled investment vehicles and other accounts in which their affiliates receive incentive fees, with a total amount of $         assets under management. See “Control Persons and Principal Stockholders” for additional information about equity interests held by          and         .

MANAGEMENT AND OTHER AGREEMENTS

OFS Advisor is located at 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008. OFS Advisor will be registered as an investment adviser under the Advisers Act. OFS Advisor is a wholly owned subsidiary of OFSAM. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, OFS Advisor will manage our day-to-day operations and provide investment advisory services to us. Under the terms of the Investment Advisory Agreement, OFS Advisor will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	assist us in determining what securities we purchase, retain or sell;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	execute, close, service and monitor the investments we make.

Certain personnel of OFS will conduct activities on our behalf directly through, and under the supervision of, OFS Advisor. OFS Advisor’s services under the Investment Advisory Agreement are not exclusive. Pursuant to a Staffing Agreement between OFSC and OFS Advisor, OFSC has agreed to provide OFS Advisor with the resources to fulfill its obligations under the Investment Advisory Agreement. These resources include staffing by experienced investment professionals and access to the senior investment personnel of OFSC, pursuant to which each member of OFS Advisor’s investment committee has committed to serve in such capacity (including Mr. Ressler, who is currently the Chairman of the investment committee). These personnel services will be provided under the Staffing Agreement on a direct cost reimbursement basis to OFS Advisor.

Investment Advisory Agreement

Management and Incentive Fee

Pursuant to the Investment Advisory Agreement with OFS Advisor and subject to the overall supervision of our board of directors, OFS Advisor provides investment advisory services to us. For providing these services, OFS Advisor receives a fee from us, consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of         % based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination and sourcing, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). In addition, the portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) will be paid to OFS Advisor, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized capital losses and unrealized capital depreciation.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of         % per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for OFS Advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) used to calculate the         % base management fee.

The foregoing incentive fee is subject to a cumulative total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent         % of the cumulative net increase in net assets resulting from operations over the then current and          preceding quarters exceeds the cumulative income-related portion of our incentive fees accrued and/or paid for the          preceding quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of our pre-incentive fee net investment income, base management fees, realized gains, realized losses and unrealized capital depreciation for the then current and          preceding calendar quarters.

We pay OFS Advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than         % in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than         %) as the “catch-up” provision. The catch-up is meant to provide OFS Advisor with         % of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds         % in any calendar quarter; and

•	% of the amount of our pre-incentive fee net investment income, if any, that exceeds % in any calendar quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and our aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to         % of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

Examples of Quarterly Incentive Fee Calculation

Example 1—Income Related Portion of Incentive Fee:

Assumptions

•	Hurdle rate(1) = %

•	Management fee(2) = %

•	Other estimated expenses (legal, accounting, custodian, transfer agent, etc.)(3) = %

(1)	Represents a quarter of the % annualized hurdle rate.

(2)	Represents a quarter of the % annualized management fee.

(3)	Excludes estimated offering expenses.

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = %

•	Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = %

Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = %

•	Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = %

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × “Catch-Up” + the greater of 0% AND ( % × (pre-incentive fee net investment income – %))

	=	(100% × ( %) - %)) + 0%

	=	100% × %

	=	%

Alternative 3

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = %

•	Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = %

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × “Catch-Up” + the greater of 0% AND ( % × (pre-incentive fee net investment income – %))

	=	(100% × ( % - %)) + ( % × ( % - %))

	=	% + ( % × %)

	=	% + %

	=	%

Example 2—Income-Related Portion of Incentive Fee with Total Return Requirement Calculation:

Assumptions

•	Hurdle rate (1) = %

•	Management fee (2) = %

•	Other expenses (legal, accounting, transfer agent, etc.) (3) = %

•	Cumulative income-related portion of incentive compensation accrued and/or paid for preceding calendar quarters =

(1)	Represents a quarter of the % annualized hurdle rate.

(2)	Represents a quarter of the % annualized management fee.

(3)	Excludes estimated offering expenses.

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = %

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = %

•	% of cumulative net increase in net assets resulting from operations over current and preceding calendar quarters = $

Although the pre-incentive fee net investment income exceeds the hurdle rate of         % (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because         % of the cumulative net increase in net assets resulting from operations over the then current and          preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding          calendar quarters.

Alternative 2

Additional Assumptions

•	Investment Income (including interest, dividends, fees, etc.) = %

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = %

•	% of cumulative net increase in net assets resulting from operations over current and preceding calendar quarters =

Because the pre-incentive fee net investment income exceeds the hurdle rate of         % and because         % of the cumulative net increase in net assets resulting from operations over the then current and          preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding          calendar quarters, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

Example 3—Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None (no sales transactions)

•	Year 2: $ million ( % multiplied by $30 million realized capital gains on sale of Investment A)

•	Year 3: ; $ million ( % multiplied by $30 million cumulative realized capital gains less $5 million cumulative unrealized capital depreciation) less $ million (Capital Gains Fee paid in Year 2)

•	Year 4: $ ; $ million ( % multiplied by $31 million cumulative realized capital gains) less $ million (Capital Gains Fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None (no sales transactions)

•	Year 2: $ million ( % multiplied by $30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

•

Year 3: $     million; $     million (        % multiplied by $32 million ($35 million cumulative realized capital gains on Investment A and Investment C less $3 million cumulative unrealized capital depreciation on Investment B)) less $     million (Capital Gains Fee paid in Year 2)

•	Year 4: $ million; $ million ( % multiplied by $35 million (cumulative realized capital gains on Investment A and Investment C)) less $ million (cumulative Capital Gains Fee paid in all prior years)

•

Year 5:         ; $     million (    % multiplied by $25 million ($35 million cumulative realized capital gains on Investments A and B less $10 million realized capital losses on Investment B)) less $     million (cumulative Capital Gains Fee paid in all prior years))

Payment of Our Expenses

All investment professionals of OFS Advisor and/or its affiliates, when and to the extent engaged in providing investment advisory services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, will be provided and paid for by OFS Advisor and not by us. We will bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	organization and offering;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•

fees and expenses incurred by OFS Advisor payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	investment advisory fees;

•

administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and OFS Services based upon our allocable portion of OFS Services’ overhead in performing its obligations under the Administration Agreement, including rent, necessary software licenses and subscriptions and the allocable portion of the cost of our officers, including a chief compliance officer, chief financial officer, if any, and their respective staffs);

•	transfer agent, dividend agent and custodial fees and expenses;

•	federal and state registration fees;

•	all costs of registration and listing our shares on any securities exchange;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents required by the SEC or other regulators;

•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;

•	our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

•	proxy voting expenses; and

•	all other expenses incurred by us or OFS Services in connection with administering our business.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by OFS Advisor and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days’ written notice. See “Risk Factors—Risks Relating to our Business and Structure—We are dependent upon the OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFS and its affiliates.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, OFS Advisor and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement.

Board Approval of the Investment Advisory Agreement

Our board approved the Investment Advisory Agreement at its first meeting, held on                 , 2010. A discussion regarding the basis for our board of directors’ approval of our Investment Advisory Agreement will be included in our first periodic report under the Exchange Act filed subsequent to completion of this offering.

Administration Agreement

Pursuant to an Administration Agreement, OFS Services will furnish us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, OFS Services will perform, or oversee the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, OFS Services will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, OFS Services will also provide managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance. Payments under the Administration Agreement will be equal to an amount based upon our allocable portion (subject to the review and approval of our board of directors) of OFS Services’ overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief financial officer and chief compliance officer and their respective staffs. The Administration Agreement will have an initial term of two years and may be renewed with the approval of our board of directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that OFS Services outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to OFS Services.

Indemnification

The Administration Agreement provides that OFS Services and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Administration Agreement.

License Agreement

We have entered into a license agreement with OFSAM under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS.” Under this agreement, we will have a right to use the “OFS” name for so long as OFS Advisor or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “OFS” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with OFS Advisor is in effect.

Staffing Agreement

We do not have any internal management capacity or employees. We will depend on the diligence, skill and network of business contacts of the OFS senior professionals to achieve our investment objective. OFS Advisor is a subsidiary of OFSAM and will depend upon access to the investment professionals and other resources of OFSAM and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. OFS Advisor will also depend upon OFSAM to obtain access to deal flow generated by the professionals of OFSAM and its affiliates. Under a Staffing Agreement between OFSC and OFS Advisor, OFSC has agreed to provide OFS Advisor with the resources necessary to fulfill these obligations. The Staffing Agreement provides that OFSC will make available to OFS Advisor experienced investment professionals and access to the senior investment personnel of OFSC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of OFS Advisor’s investment committee will serve in such capacity (including Mr. Ressler, who is currently the Chairman of the investment committee). The Staffing Agreement will have an initial term of two years and will be renewable thereafter on an annual basis. Services under the Staffing Agreement will be provided to OFS Advisor on a direct cost reimbursement basis, and such fees will not be our obligation.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We have entered into agreements with OFS Advisor in which our senior management and members of the investment committee have ownership and financial interests. Members of our senior management and members of the investment committee also serve as principals of other investment managers affiliated with OFSAM and its other affiliates that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors, the personnel of OFS Advisor and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by OFSAM or its other affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by OFSAM and its other affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, OFS Advisor intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with OFS Advisor’s allocation policy, investment objective and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors—Risks Relating to Our Business and Structure—We have potential conflicts of interest related to obligations that OFS Advisor or its affiliates may have to other clients.” OFS Advisor has agreed with our board of directors that allocations among us and other investment funds affiliated with OFS Advisor will be made based on capital available for investment in the asset class being allocated, and that our board of directors will determine the amount of capital we have available for investment by asset class. We expect that our available capital for investments will be determined based on the amount of cash on hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix as determined by our board of directors.

OFS Advisor and its other affiliates will have both subjective and objective procedures and policies in place and designed to manage the potential conflicts of interest between OFS Advisor’s fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures will be designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and OFS Advisor’s other clients. An investment opportunity that is suitable for multiple clients of OFS Advisor and its other affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that OFS Advisor’s or its other affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

OFS Advisor may in the future manage investment vehicles with similar or overlapping investment strategies, will put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and will seek to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by OFSAM and its other affiliates. When we invest alongside such other accounts as permitted, such investments will be made consistent with OFS Advisor’s allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by OFS Advisor and approved by our board of directors, including all of our independent directors. The allocation policy will further provide that allocations among us and such other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors. It is our policy to base our determinations as to the amount of capital available for investment based on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with such other accounts is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide which account will proceed with the investment.

OFS Advisor will make these determinations based on its policies and procedures which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods.

We have in the past and expect in the future to co-invest on a concurrent basis with OFSAM and its other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and OFS Advisor’s allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that we will obtain any such order. See “Regulation.” We and OFS Advisor intend to submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by OFSAM or its other affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Our senior management, members of the investment committee and other investment professionals from OFSAM or its other affiliates may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

We have entered into an Investment Advisory Agreement with OFS Advisor and will pay OFS Advisor a management fee and incentive fee. The incentive fee will be computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for OFS Advisor to invest in certain types of securities. Additionally, we rely on investment professionals from OFS Advisor to assist our board of directors with the valuation of our portfolio investments. OFS Advisor’s management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of OFS Advisor are involved in the valuation process for our portfolio investments.

We have entered into a license agreement with OFSAM under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS.”

We have entered into an Administration Agreement, pursuant to which OFS Services furnishes us with office facilities, equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such Facilities. Under our Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.

OFS Advisor is an affiliate of OFSC, with which it has entered into the Staffing Agreement. Under this agreement OFSC will make available to OFS Advisor experienced investment professionals and access to the senior investment personnel and other resources of OFSC and its affiliates. The Staffing Agreement should provide OFS Advisor with access to deal flow generated by the professionals of OFSC and its affiliates and commits the members of OFS Advisor’s investment committee to serve in that capacity (including Mr. Ressler, who is currently the Chairman of the investment committee). OFS Advisor intends to capitalize on the significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFSC’s investment professionals.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering there will be                  shares of common stock issued and outstanding and one stockholder of record, OFSAM. The following table sets out certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock and all officers and directors as a group.

Name and Address(1)	Type of Ownership	Percentage of Common Stock Outstanding
		Immediately Prior to This Offering		Immediately After This Offering(1)
		Shares Owned	Percentage	Shares Owned	Percentage
Orchard First Source Asset Management, LLC	Record and beneficial		100%
Richard Ressler(2)	Beneficial
Glenn Pittson(2)	Beneficial
Jeffrey Cerny(2)	Beneficial
Kathi Inorio(2)	Beneficial
Bilal Rashid(2)	Beneficial
All officers and directors as a group ( persons)	Beneficial

*	Represents less than 0.1%.

(1)	The address of each stockholder listed in the table below is c/o OFS Capital, LLC, 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008.

(2)	Each such stockholder has a beneficial interest in shares of our common stock through his or her direct and/or indirect equity ownership in OFSAM, our parent company.

The following table sets out the dollar range of our equity securities beneficially owned by each of our directors following the completion of the offering. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in OFS Capital, LLC(1)
Independent Directors
Marc Abrams
Robert J. Cresci

Interested Directors
Glenn R. Pittson
Bilal Rashid

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding. We will calculate the value of our total assets in accordance with the following procedures.

Investments for which sufficient market quotations are readily available will be valued at such market quotations. We may also obtain indicative prices with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We expect that there will not be a readily available market value for many of our investments; those debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the board of directors. We expect to value such investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. We expect that each unquoted asset will be valued by one or more independent third-party valuation firms at least once every 12 months.

Prior to this offering, we were not required to apply fair value accounting in accordance with the principles of FAS 157 (ASC Topic 820). Accordingly, loans or other debt investments were carried at cost on our balance sheet. In conjunction with our election to be treated as a business development company, under FAS 157 (ASC Topic 820) we will report our investments at fair value with changes in value reported through our income statement under the caption “unrealized appreciation (depreciation) on investments.” FAS 157 (ASC Topic 820) requires us to assume that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with FAS 157 (ASC Topic 820), the market in which we can exit portfolio investments with the greatest volume and level activity will be considered our principal market.

Our board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

With respect to investments for which sufficient market quotations are not readily available or for which no indicative prices from pricing services or brokers or dealers have been received, our board of directors will undertake a multi-step valuation process, as described below:

•

On a quarterly basis a basic credit rating process is completed. Every credit facility is reviewed and either reaffirmed or revised by the investment committee. This process establishes base information for the quarterly valuation process.

•	Each portfolio company or investment is additionally valued by the investment professionals responsible for the credit monitoring.

•

Preliminary valuation conclusions are then documented and discussed with individual members of the investment committee. In practice, each obligor relationship is assigned to a member of the investment committee who serves as Principal for the obligor relationship.

•	The preliminary valuations are then submitted to the investment committee for ratification.

•

Third-party valuation firms engaged by, or on behalf of, our board of directors conduct independent appraisals and review the investment committee’s preliminary valuations and make their own independent assessment for all assets for which sufficient market quotations are not readily available. Each such asset will be valued at least once every 12 months.

•

Our board of directors discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of OFS Advisor and, where appropriate, the respective independent valuation firms.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying             , the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Market on the date for such distribution. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $         transaction fee plus a $         per share brokerage commissions from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are subject to the same U.S. federal tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at             , by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at             , or by the plan administrator’s Interactive Voice Response System at             .

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans, trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•	a domestic corporation;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership that will hold shares of our common stock should consult his, her or its tax advisor with respect to the U.S. federal tax treatment of an investment in shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to be relieved of U.S. federal income taxes on income and gains distributed to our stockholders, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (i.e. net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year (or, if we have a taxable year that ends on November 30 or December 31 and so elect, for our taxable year) and (3) any income realized, but not distributed, in the preceding years (the “Excise Tax Avoidance Requirement”). For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end. We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities, or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as such term is defined in the Code (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our assets and 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that we control (as determined under applicable tax rules) and that are engaged in the same, similar or related trades or businesses or of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year.

Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

We may make investments or engage in transactions that affect the character, amount and timing of gains or losses we realize. We may make investments that produce income that is not matched by a corresponding cash receipt by us. Any such income would be treated as income earned by us and therefore would be subject to the Annual Distribution Requirement. Such investments may require us to borrow money or dispose of other securities in order to comply with those requirements. We may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require us to borrow money or dispose of other securities in order to comply with the Annual Distribution Requirement. Additionally, we may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent us from accruing a long-term holding period. These investments may prevent us from making capital gain distributions, as described below. We intend to monitor our transactions, will make the appropriate tax elections and will make the appropriate entries in our books and records when we make any such investments in order to mitigate the effects of these rules.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees directly or indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If for any year we do not qualify for treatment as a RIC, we will be subject to tax on all of our taxable income (including our net capital gain) at regular corporate rates. We will not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as qualified dividend income (currently eligible for the 15% maximum rate for taxable years beginning on or before December 31, 2010 in the case of U.S. individual stockholders) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. For taxable years beginning on or before December 31, 2010, to the extent such distributions paid by us to non-corporate stockholders are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum federal tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to such dividends and, therefore, generally will not qualify for the 15% maximum federal tax rate. Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum federal tax rate of 15% for taxable years beginning on or before December 31, 2010) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year.

Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain recognized in taxable years beginning on or before December 31, 2010. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) whom the IRS subjects to backup withholding for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to us that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder generally must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

For taxable years beginning after December 31, 2012, a U.S. stockholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. stockholder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. stockholder’s modified gross income for the taxable year over a certain threshold (which in the case of individuals will be between $125,000 and $250,000, depending on the individual’s circumstances). A U.S. stockholder’s net investment income will generally include its gross dividend income and its net gains from the disposition of shares, unless such dividends or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). U.S. stockholders that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of the Medicare tax to their income and gains in respect of their investment in shares of our common stock.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder will likely have adverse tax consequences as compared to a direct investment in the assets in which we will invest. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares of our common stock may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Under recently enacted legislation, certain foreign financial institutions, investment funds and other Non-U.S. persons are subject to information reporting requirements with respect to their direct and indirect U.S. stockholders and/or U.S. accountholders. A 30% withholding tax would be imposed on certain payments that are made after December 31, 2012 that are made to a Non-U.S. person that is subject to such requirements and fails to comply with them. Such payments would include U.S.-source dividends (which include dividends on our common stock) and the gross proceeds from the sale or other disposition of stock that can produce U.S.-source dividends.

Non-U.S. stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of our common stock.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of              shares of common stock, par value $0.01 per share, and              shares of preferred stock, par value $0.01 per share. There is currently no market for our common stock, and we can offer no assurances that a market for our shares of common stock will develop in the future. We intend to apply to have our common stock listed on The Nasdaq Global Market under the symbol “OFS.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations. Immediately prior to this offering, our only securities outstanding were              shares of our common stock, all of which were held by OFSAM.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Preferred Stock

Our certificate of incorporation authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions, although we have no present intent to issue any shares of preferred stock within the 12 months following this offering.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the registrant or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.

Delaware Anti-Takeover Law

The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•

upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

•

on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;

•

any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons. Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under our certificate of incorporation and bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to fill vacancies could make it more difficult for a third party to acquire, or discourage a third-party from seeking to acquire, control of us.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only by or at the direction of the board of directors, and provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Action by Stockholders

Under the DGCL, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting, unless the certificate of incorporation provides for stockholder action by less than unanimous written consent (which our certificate of incorporation does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposed until the next annual meeting.

Stockholder Meetings

Our certificate of incorporation and bylaws provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the board, the vice chairman of the board, the president, the board of directors or stockholders who own of record a majority of the outstanding shares of each class of stock entitled to vote at the meeting. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

•	is organized under the laws of, and has its principal place of business in, the United States;

•

is not an investment company (other than a small business investment company wholly-owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

•

does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or

•

is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, when the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. OFSC will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. OFS Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital. As a business development company, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.”

Codes of Ethics

We and OFS Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to OFS Advisor. The proxy voting policies and procedures of OFS Advisor are set out below. The guidelines are reviewed periodically by OFS Advisor and our directors who are not “interested persons,” and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, “we,” “our” and “us” refer to OFS Advisor.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities held by our clients. In most cases we will vote in favor of proposals that we believe are likely to increase the value of the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative effect on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by those senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that (1) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, we will disclose such conflicts to our client, including with respect to OFS Capital, those directors who are not interested persons and we may request guidance from such persons on how to vote such proxies for their account.

Proxy Voting Records

You may obtain information about how we voted proxies for OFS Capital by making a written request for proxy voting information to: OFS Capital Corporation, 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008, Attention: Investor Relations, or by calling OFS Capital Corporation at (847) 734-2060. The SEC also maintains a website at http://www.sec.gov that contains such information.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of OFS Advisor and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to OFS Capital or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and OFS Advisor will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment adviser. Historically, we have invested in a number of the same middle-market companies as a fund managed by

OFSAM or one of its affiliates. Approximately 80% of our existing investments (measured by fair value) are in portfolio companies in which that fund is also invested. Most of these co-investments have been in securities of the same seniority and, prior to the completion of this offering, we will distribute to OFSAM four of these investments such that upon completion of this offering all such co-investments will be in securities of the same seniority. In connection with our election to be regulated as a business development company, we will not be permitted to co-invest with other funds managed by OFSAM or one of its affiliates in certain types of negotiated investment transactions unless we receive exemptive relief from the SEC permitting us to do so. Moreover, we may be limited in our ability to make follow-on investments or liquidate our existing equity investments in such companies. Although we intend to apply to the SEC for exemptive relief to permit such co-investment and liquidity transactions, subject to certain conditions, we cannot be certain that our application for such relief will be granted or what conditions will be placed on such relief.

The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, we only expect to co-invest on a concurrent basis with other funds advised by OFS Advisor when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for another fund advised by OFS Advisor to invest in different securities of the same issuer, OFS Advisor will need to decide which fund will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by OFS Advisor has previously invested.

We and OFS Advisor intend to submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments because we believe that it will be advantageous for us to co-invest with funds managed by OFS Advisor where such investment is consistent with our investment objectives, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors. We believe that co-investment by us and funds managed by OFS Advisor may afford us additional investment opportunities and the ability to achieve greater diversification. Accordingly, any application would seek an exemptive order permitting us to negotiate more than price terms when investing with funds managed by OFS Advisor in the same portfolio companies.

Moreover, if we elect to seek exemptive relieve, it is expected that we would undertake that, in connection with any commitment to a co-investment, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors would make certain conclusions, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies. We cannot assure you that this application for exemptive relief will be granted by the SEC or that, if granted, it will be on the terms set forth above.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

Small Business Investment Company Regulations

As noted above under “The Company—Small Business Investment Company Subsidiary,” we intend to acquire or establish the SBIC subsidiary. In connection with the acquisition or establishment of the SBIC subsidiary, we also expect to acquire or establish SBIC GP, a limited liability company that will serve as the general partner of the SBIC subsidiary. The SBIC subsidiary will apply for a license from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. If and when received an SBIC license will allow the SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending or investing outside of the United States, and providing funds to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, the SBIC subsidiary may also be limited in its ability to make distributions to us if it does not have sufficient capital, in accordance with SBA regulations.

If the SBIC subsidiary receives a license, it will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that the SBIC subsidiary will receive SBA guaranteed debenture funding, and such funding is dependent upon the SBIC subsidiary’s continuing to be in compliance with SBA regulations and policies.

The SBA, as a creditor, will have a superior claim to the SBIC subsidiary’s assets over our stockholders in the event we liquidate the SBIC subsidiary or the SBA exercises its remedies under the SBA debentures issued by the SBIC subsidiary in the event of a default.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering,              shares of our common stock will be outstanding, assuming no exercise of the underwriters’ over-allotment option. The              shares of common stock (assuming no exercise of the underwriters’ over-allotment option) sold in the offering will be freely tradable without restriction or limitation under the Securities Act. Any shares purchased in this offering by our affiliates, as defined in the Securities Act, will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. The remaining              shares of our common stock that will be outstanding upon the completion of this offering will be “restricted securities” under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

In general, under Rule 144 as currently in effect, if six months have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and we are subject to the Exchange Act periodic reporting requirements for at least three months prior to the sale, the holder of such restricted securities can sell such securities. However, the number of securities sold by such person within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by our efforts also are subject to certain manners of sale provisions, notice requirements and the availability of current public information about us. No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. Immediately upon the expiration of the              -day initial lock-up period described below, an aggregate of              shares of common stock subject to the lock-up will be eligible for sale in the public market in accordance with Rule 144. See “Risk Factors—Risks Relating to This Offering.”

Registration Rights

Prior to the consummation of this offering, we will enter into a registration rights agreement with OFSAM, our only current stockholder. This agreement will provide OFSAM with certain rights with respect to the registration of its shares under the Securities Act, including demand, piggyback and Form S-3 shelf registration rights when available.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by              pursuant to a custody agreement. The principal business address of              is              , telephone:             .              will serve as our transfer agent, distribution paying agent and registrar. The principal business address of              is             , telephone:             .

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, OFS Advisor will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. OFS Advisor does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. OFS Advisor generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, OFS Advisor may select a broker based upon brokerage or research services provided to OFS Advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if OFS Advisor determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

FBR Capital Markets & Co. is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite that underwriter’s name.

Underwriter	Number of Shares
FBR Capital Markets & Co.

Total

The underwriting agreement provides that the underwriters’ obligations are several, which means that each underwriter is required to purchase a specific number of shares of our common stock, but it is not responsible for the commitment of any other underwriter. The underwriting agreement provides that the underwriters’ several obligations to purchase our common stock are subject to approval of legal matters by counsel and the satisfaction of other conditions. These conditions include, among others, the continued accuracy of representations and warranties made by us in the underwriting agreement, delivery of legal opinions and the absence of material adverse changes in our assets, business or prospects after the date of this prospectus. The underwriters are obligated to purchase all of our shares of common stock, other than those covered by the over-allotment option described below, if they purchase any of our shares.

The representative of the underwriters has advised us that the underwriters propose to offer the common stock directly to the public at the public offering prices listed on the cover page of this prospectus and to selected dealers, who may include the underwriters, at the public offering price less a selling concession not in excess of $         per share for the common stock. The underwriters may allow, and the selected dealers may reallow, a concession not in excess of $         per share for the common stock to brokers and dealers. After the completion of the offering, the underwriters may change the offering price and other selling terms.

The following table summarizes the underwriting discounts and commissions that we will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ over-allotment option to purchase additional shares of common stock.

Total
	Price Per Share	Without Over- allotment	With Over- allotment
Public offering price	$	$	$
Underwriting discount	$	$	$

We estimate that the total expenses of the offering, including registration, filing and listing fees, printing fees, blue sky fees and legal, accounting and transfer agent expenses, and roadshow expenses, but excluding underwriting discounts and commissions, will be approximately $        . The underwriters may, from time to time, engage in transactions with and perform services for us and our affiliates in the ordinary course of their business.

We intend to apply to have our common stock listed on The Nasdaq Global Market under the symbol “OFS.”

We, each of             , and each of our officers and directors, including Messrs.                  has agreed, for a period of              days after the date of this prospectus, not to, directly or indirectly: (a) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any shares of, our common stock, or any securities convertible into, or exercisable or exchangeable for our common stock, and (b) establish or increase any put equivalent position or liquidate or decrease any call equivalent position with respect to our common stock, or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequences of ownership of our common stock, whether or not such transaction would be settled by delivery of common stock or other securities, in cash or otherwise, without, in each case, the prior written consent of FBR Capital Markets & Co., subject to certain specified exceptions.

The restricted period described above is subject to extension under limited circumstances. In the event either: (a) during the last 17 days of the applicable restricted period, we issue an earnings results or material news or a material event relating to us occurs; or (b) before the expiration of the applicable restricted period, we announce that we will release earnings results during the 16-day period following the last day of the applicable period, the “lock up” restrictions described above will, subject to limited exceptions, continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event.

We have granted to the underwriters an option to purchase up to an aggregate of              additional shares of common stock, exercisable at the public offering price less the underwriting discount and commissions. The underwriters may exercise this option solely to cover over-allotments, if any, in whole or in part at any time until 30 days after the date of the underwriting agreement. To the extent the option is exercised, each underwriter will be committed, so long as the conditions of the underwriting agreement are satisfied, to purchase a number of additional shares proportionate to that underwriter’s initial commitment as indicated in the table at the beginning of this section.

We have agreed to indemnify the underwriters against liabilities related to the offering, including liabilities under the Securities Act and liabilities arising from breaches of the representations and warranties contained in the underwriting agreement, and to contribute to payments that the underwriters may be required to make for these liabilities.

The representative of the underwriters may engage in over-allotment transactions, stabilizing transactions, syndicate covering transactions, penalty bids and passive market making or purchases for the purpose of pegging, fixing or maintaining the price of our common stock in accordance with Regulation M under the Exchange Act.

•

Over-allotment transactions involve sales by the underwriters of shares in excess of the number of shares the underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of shares over-allotted by the underwriters is not greater than the number of shares that they may purchase in the over-allotment option. In a naked short position, the number of shares involved is greater than the number of shares in the over-allotment option. The underwriters may close out any short position by exercising their over-allotment option and/or purchasing shares in the open market.

•	Stabilizing transactions permit bids to purchase the underlying security as long as the stabilizing bids do not exceed a specific maximum.

•

Syndicate covering transactions involve purchases of our common stock in the open market after the distribution has been completed to cover syndicate short positions. In determining the source of shares to close out the short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. If the underwriters sell more shares than could be covered by the over-allotment option, a naked short position, the position can only be closed out by buying shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the prices of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

•

Penalty bids permit the representative to reclaim a selling concession from a syndicate member when the common stock originally sold by the syndicate member is purchased in a stabilizing or syndicate covering transaction to covers syndicate short positions.

•

In passive market making, market makers in the common stock who are underwriters or prospective underwriters may, subject to limitations, make bids for or purchase shares of our common stock until the time, if any, at which a stabilizing bid is made.

These stabilizing transactions, syndicate covering transactions and penalty bids may have the effect of raising or maintaining the market price of our common stock or preventing or hindering a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the prices that might otherwise exist in the open market. These transactions may be effected on The NASDAQ Global Market or otherwise and, if commenced, may be discontinued at any time.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters make any representations that the representative of the underwriters will engage in these stabilizing transactions or that any such transaction, once commenced, will not be discontinued without notice.

A prospectus in electronic format may be made available on the websites or through other online services maintained by one or more of the underwriters. In those cases, prospective investors may view offering terms online and, depending upon the particular underwriter, prospective investors may be allowed to place orders online. The underwriters may agree with us to allocate a number of shares for sale to online brokerage account holders. Any such allocations for online distributions will be made by the representative on the same basis as other allocations. Other than the prospectus in electronic format, the information on any underwriter’s website and any information contained in any other website maintained by an underwriter is not part of this prospectus or the registration statement of which this prospectus forms a part, has not been approved and/or endorsed by us or any underwriter in its capacity as underwriter and should not be relied upon by investors.

The principal business address of FBR Capital Markets & Co. is 1001 Nineteenth Street North, Arlington, Virginia 22209.

VALIDITY OF COMMON STOCK

The validity of the common stock offered hereby will be passed upon for us by Sullivan & Cromwell LLP, Los Angeles, California. Sullivan & Cromwell LLP also represents OFS Advisor. Certain legal matters in connection with the offering will be passed upon for the underwriters by Nelson Mullins Riley & Scarborough LLP, Washington, D.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of Old Orchard First Source Asset Management, LLC (f/k/a Orchard First Source Asset Management, LLC) and subsidiaries, as of December 31, 2009 and the related consolidated statement of income and cash flows for the year then ended and related consolidated statements of changes in members’ equity for the years ended December 31, 2009 and 2008 included and appearing in this prospectus and registration statement have been audited by McGladrey & Pullen, LLP, an independent registered public accounting firm, as stated in their report appearing elsewhere herein, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at              and intend to make all of our periodic and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

INDEX TO FINANCIAL STATEMENTS

OFS CAPITAL, LLC AND SUBSIDIARIES

(f/k/a: Old Orchard First Source Asset Management, LLC and Subsidiaries)

Consolidated Financial Report

For the Quarter Ended March 31, 2010

OLD ORCHARD FIRST SOURCE ASSET MANAGEMENT, LLC AND SUBSIDIARIES

Consolidated Financial Report

December 31, 2009

OFS Capital, LLC and Subsidiaries

(f/k/a: Old Orchard First Source Asset Management, LLC and Subsidiaries)

Consolidated Balance Sheets

(Amounts in thousands)

	March 31, 2010	December 31, 2009
	(unaudited)
Assets
Cash and cash equivalents	$5,191	$7,373
Loans receivable, net of allowance for losses of $12,158 and $18,793, respectively	191,418	217,354
Loan held for sale	1,730	1,731
Interest receivable	746	538
Deferred financing closing costs, net of accumulated amortization of $2,663 and $2,449, respectively	1,286	1,500
Deferred offering costs	289	—
Equity investments	4,461	53

Total assets	$205,121	$228,549

Liabilities and Members’ Equity

Liabilities
Revolving line of credit	$89,695	$113,208
Interest payable	710	21
Due to affiliated entities	2,854	3,914
Other liabilities	393	56

Total liabilities	93,652	117,199

Commitments and Contingencies
Members’ equity	111,469	111,350

Total liabilities and members’ equity	$205,121	$228,549

See Notes to Unaudited Consolidated Financial Statements.

OFS Capital, LLC and Subsidiaries

(f/k/a: Old Orchard First Source Asset Management, LLC and Subsidiaries)

Consolidated Statements of Operations (unaudited)

(Amounts in thousands)

	Three Months Ended March 31,
	2010	2009
Interest income:
Interest and fees on loans	$3,191	$4,597
Interest and dividends on securities	—	192
Interest from related party	—	121

Total interest income	3,191	4,910

Interest expense:
Interest on borrowed funds	848	2,045
Interest to related party	—	91

Total interest expense	848	2,136

Net interest income	2,343	2,774

Non interest income:
Management fee income - related party	—	1,100
Fee income	87	158
Other income	51	35
Unrealized gain on warrants	12	—

Total non interest income	150	1,293

Non interest expenses:
Amortization of deferred financing closing costs	214	296
Write-off of unamortized deferred financing costs	—	2,008
Loss on sale of loans, net	609	—
Management fee - related party	542	—
Compensation and benefits	—	1,396
Professional fees	42	447
Consulting fees - related party	—	45
Other administrative expenses	39	311

Total non interest expense	1,446	4,503

Income (loss) before income tax benefit	1,047	(436)

Income tax benefit	—	(58)

Net income (loss)	$1,047	$(378)

See Notes to Unaudited Consolidated Financial Statements.

OFS Capital, LLC and Subsidiaries

(f/k/a: Old Orchard First Source Asset Management, LLC and Subsidiaries)

Consolidated Statements of Changes in Members’ Equity (unaudited)

(Amounts in thousands)

	Three Months Ended March 31,
	2010	2009
Members’ equity, January 1, 2010 and January 1, 2009, respectively	$111,350	$125,037
Net income (loss)	1,047	(378)
Distributions	(928)	(900)

Members’ equity, March 31, 2010 and March 31, 2009, respectively	$111,469	$123,759

See Notes to Unaudited Consolidated Financial Statements.

OFS Capital, LLC and Subsidiaries

(f/k/a: Old Orchard First Source Asset Management, LLC and Subsidiaries)

Consolidated Statements of Cash Flows (unaudited)

(Amounts in thousands)

	Three Months Ended March 31,
	2010	2009
Cash Flows From Operating Activities
Net income (loss)	$1,047	$(378)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization and write-off of deferred financing closing costs	214	2,304
Depreciation	—	16
Amortization of loan premium	10	3
Amortization of deferred fee revenue	(207)	(119)
Amortization of deferred origination cost	27	28
Cash collection of deferred fee revenue	3	28
Loss on sale of loans, net	609	—
Unrealized gain on warrants	(12)	—
Changes in operating assets and liabilities:
Interest and fee receivable	(220)	246
Accrued paid-in-kind interest	(312)	(60)
Interest receivable due from members	—	(121)
Prepaid expenses and other receivables	—	(39)
Interest payable	689	1,962
Due to affiliated entities	605	45
Accounts payable and accrued expenses	49	(508)

Net cash provided by operating activities	2,502	3,407

Cash Flows From Investing Activities
Loan receivables collections and payoffs	7,794	3,820
Net advance on revolving lines of credit to borrowers	(977)	(3,870)
Change in restricted cash balance	—	(4,525)
Purchases of fixed and other assets	—	(9)
Proceeds from sale of loans	14,607	—

Net cash provided by (used in) investing activities	21,424	(4,584)

Cash Flows From Financing Activities
Repayment of advance due to affiliated entities	(1,302)	—
Distributions to members	(1,293)	(825)
Proceeds from revolving line of credit	5,689	—
Repayment of revolving line of credit	(29,202)	—

Net cash used in financing activities	(26,108)	(825)

Net decrease in cash and cash equivalents	$(2,182)	$(2,002)

Cash and cash equivalents - beginning of period	7,373	35,611

Cash and cash equivalents - end of period	$5,191	$33,609

Supplemental Disclosure of Cash Flow Information:
Cash paid during the quarter for interest	$159	$47
Cash paid during the quarter for income taxes	—	14

Supplemental Disclosure of Noncash Financing and Investing Activities:
Member distributions declared but not paid	$928	$900
Loans in exchange for equity interests during loan restructurings	10,000	2,000
Reversal of loan loss reserve for loans exchanged for equity interests in loan restructurings	5,604	2,000

See Notes to Unaudited Consolidated Financial Statements.

OFS Capital, LLC (f/k/a: Old Orchard First Source Asset Management, LLC) and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 1.    Nature of Business

Organization: OFS Capital, LLC (f/k/a: Old Orchard First Source Asset Management, LLC) (“OFS Capital” or the “Company”) and affiliates, is a finance company and was a manager of a collateralized loan obligation (CLO). Prior to the December 31, 2009 corporate reorganization (see Reorganization section below for more information), it was the holding company for a group of wholly owned subsidiaries including OFS Finance, LLC (Finance), OFS Funding LLC (Funding), OFS Funding I, LLC (Funding I), Orchard Plainfield Investments, LLC (OPI), OFS Agency Services, LLC (Agency), and Orchard First Source Capital, Inc. (OFSC). In addition, it owned 5.65% of the income notes of OFSI Fund III, Ltd. (Fund III), which is a Passive Foreign Investment Corporation (PFIC).

Reorganization: On December 31, 2009, the Company completed reorganization (Reorganization) upon which:

•	A new holding entity named New Orchard First Source Asset Management, LLC (subsequently renamed “Orchard First Source Asset Management, LLC”) (OFSAM) was created;

•	The Company was renamed to Old Orchard First Source Asset Management, LLC, and then to OFS Capital, LLC in March 2010 (OFS Capital);

•	The members of OFS Capital contributed all their interests in OFS Capital to OFSAM and as of December 31, 2009, owned the same respective interests in OFSAM as they owned in OFS Capital;

•	OFS Capital became a direct wholly owned subsidiary of OFSAM;

•

OFS Capital and its wholly owned direct subsidiary, Finance, transferred substantially all of their assets to OFSAM, excluding OFS Capital’s direct ownership interest in Finance and Finance’s direct ownership interest in Funding, which were formed for the purpose of generating and holding middle market debt instruments.

The Reorganization was accounted for at historical cost since it represented transfers and exchanges among entities under common control. Accordingly, no gain or loss was recognized from the Reorganization.

OFS Capital, LLC (f/k/a: Old Orchard First Source Asset Management, LLC) and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 1. Nature of Business (Continued)

The following pro forma presentation assumes the Reorganization took place on January 1, 2009 and shows the pro forma effect on loss from operations:

	Three Months Ended March 31, 2009
	(Unaudited)
	Historical	Pro Forma
Interest income:
Interest and fees on loans	$4,597	$4,158
Interest and dividends on securities	192	35
Interest from related party	121	—

Total interest income	4,910	4,193

Interest expense:
Interest on borrowed funds	2,045	2,045
Interest to related party	91	—

Total interest expense	2,136	2,045

Net interest income	2,774	2,148

Non interest income:
Management fee income—related party	1,100	—
Fee income	158	78
Other income (expense)	35	(86)

Total non interest income	1,293	(8)

Non interest expenses:
Amortization of deferred financing closing costs	296	296
Write-off of unamortized deferred financing costs	2,008	2,008
Management fee—related party	—	736
Compensation and benefits	1,396	—
Professional fees	447	33
Consulting fees—related party	45	—
Other administrative expenses	311	36

Total non interest expense	4,503	3,109

Loss before income tax benefit	(436)	(969)
Income tax benefit	(58)	—

Net loss	$(378)	$(969)

From time to time, the term OFS Capital or the Company may be used herein to refer to OFS Capital, individually, or OFS Capital and/or one or more of its affiliates either collectively or individually.

OFS Capital, LLC (f/k/a: Old Orchard First Source Asset Management, LLC) and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 2. Summary of Significant Accounting Policies

Interim Financial Statements: The unaudited consolidated financial statements of the Company as of March 31, 2010 and for the three months ended March 31, 2010 and 2009, have been prepared by the Company, pursuant to the rules and regulations of the Securities and Exchange Commission. The information included reflects all adjustments (consisting only of normal recurring accruals and adjustments), which are, in the opinion of management, necessary to fairly state the operating results for the respective periods. However, these operating results are not necessarily indicative of the results expected for the full fiscal year. The notes to the unaudited consolidated financial statements should be read in conjunction with the notes to the Company’s December 31, 2009 audited consolidated financial statements contained within this registration statement.

Reclassifications: Certain amounts previously reported have been reclassified where appropriate to conform to the current quarter’s presentation. These reclassifications have no effect on the reported net loss for 2009.

Principles of consolidation: The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries: Finance and Funding. The Company consolidates an affiliated subsidiary if it owns more than 50 percent of the subsidiary’s capital. All intercompany balances and transactions have been eliminated in consolidation.

Accounting policies: The Company follows accounting standards set by the Financial Accounting Standards Board (“FASB”). The FASB sets generally accepted accounting principles (“GAAP”) that the Company follows to ensure consistent reporting of financial condition, results of operations and cash flows. In June 2009, the FASB issued SFAS No. 168, FASB Accounting Standards CodificationTM (“Codification”) and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162 (“SFAS 168”) (ASC Topic 105), which is the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. The Codification does not change GAAP, but combines all authoritative standards into a comprehensive, topically organized online database. One level of authoritative GAAP exists, other than guidance issued by the SEC. All other accounting literature excluded from the Codification is considered non-authoritative. The Codification was made effective by the FASB for periods ending on or after September 15, 2009. These consolidated financial statements reflect the guidance in the Codification.

Use of estimates: The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant areas where the Company uses estimates are the determination of the allowance for loan losses and the fair value of financial instruments. Actual results could differ from those estimates.

Cash and cash equivalents: Cash and cash equivalents consist of cash and highly liquid investments not held for resale with original maturities of three months or less. With the exception of periodic distributions to OFS Capital, the cash held in Funding is not freely available for OFS Capital’s general operations. Such cash is primarily available to repay indebtedness under the Bank of America Amended and Restated Sale and Servicing Agreement (Amended SSA). The total amount of cash held by Funding was $5,039 and $5,933 as of March 31, 2010 and December 31, 2009, respectively.

Loans receivable: Loans receivable are recorded at cost.

OFS Capital, LLC (f/k/a: Old Orchard First Source Asset Management, LLC) and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 2. Summary of Significant Accounting Policies (Continued)

Allowances for loan losses: The allowance for loan losses represents management’s estimate of probable losses inherent in the loan portfolio as of the balance sheet date. When determining the adequacy of the allowance for loan losses, the following factors are considered: historical internal experience and current industry conditions, economic conditions and trends, credit quality trends and other factors deemed relevant. Additions to the allowance are charged to current period earnings through the provision for loan losses. Periodically, management may determine that it is appropriate to charge-off a portion of an existing loan. Upon the resolution of a loan that has remaining outstanding amounts that have been reserved for and are determined to be uncollectible, such amounts are charged off directly against the allowance for loan losses. To the extent that an amount was not reserved, then this amount is charged off through the provision for loan losses on the consolidated statement of operations.

A Company’s allowance for loan losses consists of two components, a general reserve component and a specific reserve component.

The general component of the allowance for loan losses is determined in accordance with Statement of Financial Accounting Standards (SFAS) No. 5, Accounting for Contingencies (ASC Topic 450). The general component represents a company’s estimate of losses inherent, but unidentified, in its portfolio as of the balance sheet date. The general component of the allowance for loan losses is estimated based upon a review of the loan portfolio’s risk characteristics and analysis of the loans in the portfolio to arrive at an estimated probability of default and estimated severity of loss based, among other things, on loan type, internal risk rating, and overall consideration of general economic conditions and trends.

The specifically allocated component of a company’s allowance for loan losses is generated from individual loans that are impaired and for which the estimated allowance for loan losses is determined in accordance with SFAS No. 114, Accounting by Creditors for Impairment of a Loan (ASC Topic 310). The Company considers a loan to be impaired when, based on current information and events, it believes it is probable that it will be unable to collect all contractual principal and interest amounts due on the loan.

Revenue Recognition:

Interest income: Interest on loans is credited to income as earned. Interest receivable is accrued only if deemed collectible. The Company accrues interest income until certain events take place, which may place a loan into a non-accrual status. For loans with contractual payment-in-kind interest, which represents contractual interest accrued and added to the principal balance that generally become due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible.

Non-accrual loans: Loans on which the accrual of interest income has been discontinued are designated as non-accrual loans, and further designated as either non-accrual cash method or non-accrual cost recovery method. Loans are generally placed on non-accrual when a loan either: (i) is delinquent for 90 days or more on principal or interest based on contractual terms of the loan (unless well secured and in the process of collection), or (ii) in the opinion of OFS Capital’s management, has reasonable doubt about the collectability. When loans are placed on non-accrual status, all interest previously accrued but not collected is reversed against current period interest income. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Interest accruals are resumed on non-accrual loans only when they are brought current with respect to interest and principal and when, in the judgment of management, the loans are estimated to be fully collectible as to all principal and interest.

OFS Capital, LLC (f/k/a: Old Orchard First Source Asset Management, LLC) and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 2. Summary of Significant Accounting Policies (Continued)

Loan origination fees and costs: Loan origination fees and costs are deferred, recorded as part of loans receivable and amortized over the life of the loan as an adjustment to the yield in interest income. At March 31, 2010 and December 31, 2009, unamortized loan origination fees and costs were $448 and $628, respectively. For the three months ended March 31, 2010 and 2009, the Company recognized net loan origination fee income of $170 and $88, respectively.

Loans held for sale: Once the Company has made a decision to sell loans not previously classified as held for sale, such loans are transferred into held-for-sale classification and carried at the lower of cost or fair value. At the time of the transfer into the held-for-sale classification, any amount by which cost exceeds fair value is accounted for as a valuation allowance.

Deferred financing closing costs: Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized and included in interest expense in the consolidated statement of operations over the estimated average life of the borrowings. For the three months ended March 31, 2010 and 2009, amortization expense amounted to $214 and $296, respectively. In January 2009, in connection with its voluntary reduction of loan facility, the Company wrote off the then unamortized deferred financing closing costs in the amount of $2,008 in proportion to the reduction of its loan capacity. The remaining unamortized deferred financing costs relating to the original SSA is being amortized over the term of the Amended SSA (see Note 5 for more details).

Deferred Offering Costs: The Company defers costs related to its proposed public offering until completion of the offering. These costs included professional fees, registration costs, printing, and other miscellaneous offering costs. As of March 31, 2010, the Company has recorded $289 of deferred offering costs.

Equity investments: The Company has received various equity ownership interests from its borrowers as partial considerations for loan modifications or restructurings. The Company applies foreclosure accounting and records these equity interests at fair value at the time of the loan restructurings. The equity interests are reviewed subsequently for potential impairment. In January 2010, the Company received equity interests from borrowers during loan restructurings, which were valued at $4,396.

In connection with certain lending arrangements, the Company received warrants to purchase shares of stock from the borrowers. Because the warrant agreements contain net exercise or “cashless” exercise provisions, the warrants qualify as derivative instruments under ASC Topic 815. The warrants were recorded as assets at estimated fair value on the grant date and recognized as loan fee income. As all the warrants held are deemed to be derivative, they are periodically measured at fair value. Any adjustment to fair value is recorded through earnings as net unrealized gain or loss on warrants. Gain from the disposition of the warrants or stock acquired from the exercise of warrants, are recognized as realized gains on warrants. As of March 31, 2010 and December 31, 2009, the Company held two warrants issued by two borrowers, which were valued at $65 and $53, respectively, and reported as part of equity investments in the accompanying consolidated balance sheets. For the three months ended March 31, 2010, the Company recorded an unrealized gain on warrants of $12.

Interest expense: Interest expense is recognized on the accrual basis.

Concentration of credit risk: Financial instruments that potentially subject the Company to concentrations of credit risk consists principally of cash deposits at financial institutions. At various times during the year, the Company may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes the risk of loss is minimal.

OFS Capital, LLC (f/k/a: Old Orchard First Source Asset Management, LLC) and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 2. Summary of Significant Accounting Policies (Continued)

Income taxes: OFS Capital does not record a provision for federal income taxes or deferred tax benefits because its income is taxable to its Members. The financial statements therefore, reflect OFS Capital’s transactions without adjustments, if any, required for federal income tax purposes with the exception of appropriate federal and state income tax provisions for OFSC as this entity is a corporation and income taxes are accrued and paid based on this entity’s taxable income. On December 31, 2009, as a result of the Reorganization, OFS Capital transferred its 100% stock ownership interest in OFSC to OFSAM.

The Company follows the guidance in FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, (“FIN 48”) (ASC Topic 740). FIN 48 (ASC Topic 740) clarifies the accounting for uncertainty in income taxes recognized in companies’ financial statements in accordance with tax accounting standards. FIN 48 (ASC Topic 740) prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The evaluation of a tax position in accordance with FIN 48 is a two-step process. The first step is recognition: the Company determines whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Company should presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The second step is measurement: a tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. FIN 48 (ASC Topic 740) also provides guidance on derecognition of recognized tax benefits, classification, interest and penalties, accounting in interim periods, disclosure and transition. In May 2007, the FASB issued FASB Staff Position No. FIN 48-1, Definition of Settlement in FASB Interpretation No. 48 (“FSP FIN 48-1”) (ASC Topic 740), which provides guidance on how a company should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. The Company adopted FIN 48 (ASC Topic 740) at January 1, 2009 and has applied the provisions of FSP FIN 48-1. The application of FIN 48 (ASC Topic 740) did not have a significant effect on the Company’s financial position or its results of operations and there were no material uncertain income tax positions at December 31, 2009 and for the three months ended March 31, 2010 and 2009. The Company is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

Reporting segments: In accordance with segment guidance set by Statement of Financial Accounting Standards (SFAS) No. 131, Disclosures about Segments of an Enterprise and Related Information (ASC Topic 280), the Company has determined that it has a single reporting segment and operating unit structure.

Recent accounting pronouncements: In January 2010, the FASB issued ASU No. 2010-06—Fair Value Measurements and Disclosure (ASC Topic 820)—Improving Disclosures about Fair Value Measurements (“ASU 2010-6”). ASU 2010-06 amends ASC Topic 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. ASU 2010-06 also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The adoption of this pronouncement did not have a material impact on the Company’s financial position, results of operations or cash flows.

OFS Capital, LLC (f/k/a: Old Orchard First Source Asset Management, LLC) and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 3. Related Party Transactions and Subsequent Events

Due to OFSAM

OFS Capital was the servicer of the loan facility under the original and Amended SSA (see Note 5—Revolving Line of Credit with Bank of America for more information regarding the original and Amended SSA). Under the Amended SSA, OFS Capital did not receive any servicing fees, which were permitted under the SSA prior to the November 10, 2009 amendment. On December 31, 2009, as a result of the Reorganization, OFS Capital assigned its service rights under the Amended SSA to OFSAM. As of December 31, 2009, OFS Capital owed $1,236 to OFSAM, which represented accrued and unpaid servicing fees incurred by Funding, OFS Capital’s wholly owned subsidiary, on Funding’s loan facility with Bank of America. Such accrual and unpaid servicing fees represent amounts accrued under the original SSA as well as an intercompany fee accrual from November 10, 2009 through December 31, 2009, which was originally due from Funding to OFS Capital. This receivable was also assigned to OFSAM by OFS Capital as a result of the Reorganization. For the three months ended March 31, 2010, Funding accrued an additional amount of $542 of servicing fees, thus increasing total accrued and unpaid serving fees due to OFSAM to $1,778 at March 31, 2010.

As of December 31, 2009, OFS Capital also owed $1,360 to OFSAM, which represented OFS Capital’s obligation to distribute its entire cash balance at December 31, 2009 to OFSAM as prescribed by the Reorganization agreement. For the three months ended March 31, 2010, OFS Capital distributed $1,288 to OFSAM.

In addition, OFS Capital owed $1,293 to OFSAM at December 31, 2009. This balance represented Funding’s obligation to fund OFS Capital’s 2009 4th quarter tax distribution under the Amended SSA. On December 31, 2009, OFS Capital assigned this receivable to OFSAM as a result of the Reorganization. Funding made this tax distribution in January 2010. As of March 31, 2010, Funding owed $928 to OFSAM, which represented its obligation to fund OFSAM’s 2010 1st quarter tax distribution under the Amended SSA. In April 2010, Funding made the tax distribution to OFSAM.

Due to OFSC

As of March 31, 2010 and December 31, 2009, OFS Capital also owed a total of $75 and $25, respectively, to OFSC for operating expenses paid by OFSC for the benefit of OFS Capital.

Note 4. Loans Receivable

Loans receivable balances at March 31, 2010 and December 31, 2009, are summarized as follows:

	As of March 31, 2010
	Performing	Impaired	Total
Loans receivable	$160,231	$43,290	$203,521
Fees receivable	55	—	55
Less allowance for loan losses	(4,342)	(7,816)	(12,158)

Loans receivable - net	$155,944	$35,474	$191,418

	As of December 31, 2009
	Performing	Impaired	Total
Loans receivable	$177,811	$58,293	$236,104
Fees receivable	43	—	43
Less allowance for loan losses	(4,342)	(14,451)	(18,793)

Loans receivable – net	$173,512	$43,842	$217,354

OFS Capital, LLC (f/k/a: Old Orchard First Source Asset Management, LLC) and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 4.    Loans Receivable (Continued)

Average impaired loans during the three months ended March 31, 2010 were $50,791. Average impaired loans, net of the allowance for loan loss during the three months ended March 31, 2010 were $39,658. Income recognized on impaired loans for the three months ended March 31, 2010, was $797. Average impaired loans during 2009 were $51,796. Average impaired loans, net of the allowance for loan loss during 2009 were $35,900. Income recognized on impaired loans for the year ended December 31, 2009, was $4,487.

Non-accrual loans as of March 31, 2010 and December 31, 2009, were $15,814 and $29,164, respectively. Included in the allowance for loan losses was $5,240 and $11,831, respectively as of March 31, 2010 and December 31, 2009 that was specifically provided for these non-accrual loans as they are also deemed to be impaired.

As of March 31, 2010 and December 31, 2009, OFS Capital had past due loans summarized as follows:

	As of March 31, 2010
	Past Due Principal			Past Due Interest
	> 30 day Past Due	> 60 day Past Due	> 90 day Past Due	> 30 day Past Due	> 60 day Past Due	> 90 day Past Due
Past due loan B	$—	$—	$369	$—	$—	$77
Past due loan C	—	—	2,603	31	—	8

	$—	$—	$2,972	$31	$—	$85

	As of December 31, 2009
	Past Due Principal			Past Due Interest
	> 30 day Past Due	> 60 day Past Due	> 90 day Past Due	> 30 day Past Due	> 60 day Past Due	> 90 day Past Due
Past due loan A	$—	$—	$5,965	$—	$—	$244
Past due loan C	—	—	470	—	12	65

	$—	$—	$6,435	$—	$12	$309

The details of loan loss allowance at March 31, 2010 and 2009 are summarized as follows:

March 31, 2010
Balance - January 1, 2010	$18,793
Write-offs	(5,604)
Reclassification to loan held for sale	(1,031)

Balance - March 31, 2010	$12,158

The $5,604 of write-offs was related to loan loss reserves previously recognized on certain loans which were exchanged for equity interests in the borrowers during debt restructurings in the first quarter of 2010. Upon exchange of debt for equity, the loan balance and related loss reserve were written off.

March 31, 2009
Balance - January 1, 2009	$25,202
Write-offs	(2,000)

Balance - March 31, 2009	$23,202

OFS Capital, LLC (f/k/a: Old Orchard First Source Asset Management, LLC) and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 4.    Loans Receivable (Continued)

The $2,000 of write-offs was related to loan loss reserve previously recognized on a loan which was converted into an equity interest in the borrower during a debt restructuring in 2009. Upon the debt conversion, the loan balance and related loss reserve were written off.

Note 5.    Revolving Line of Credit with Bank of America

Sale and Servicing Agreement (“SSA”)

On April 9, 2008, OFS Capital and Funding entered into a SSA with Bank of America (B of A), which allowed Funding to borrow up to $400,000. The adjustable borrowing rate was the lender’s cost of funds plus an applicable margin. There were several covenants which OFS Capital and Funding were required to maintain to remain in compliance with the agreement. The facility had a three year tenor, which included a two year revolving line of credit structure followed by a one year amortization period. Interest was due quarterly but could be paid earlier at the discretion of Funding. The maturity date was April 9, 2011.

On January 15, 2009, the total facility commitment was voluntarily reduced to $265,000. Accordingly, deferred financing closing costs were reduced by $2,008, which represented a write-off of the then unamortized costs in proportion to the reduction of the facility commitment.

On January 23, 2009, B of A purported to terminate the line of credit. OFS Capital and certain of its affiliates filed a lawsuit contending that B of A’s purported termination was without contractual basis, constituted a material breach of SSA, and was invalid. B of A was not permitting any additional borrowings under the line of credit.

Amended and Restated Sale and Servicing Agreement (“Amended SSA”)

On November 10, 2009, OFS Capital and Funding settled their lawsuit with B of A and entered into an Amended SSA with B of A. In connection with the Amended SSA, Funding paid down an aggregate of approximately $99,000 against the outstanding loan principal, leaving an unpaid principal balance of $115,000 as of the loan amendment date. The new facility totaled $162,000 as of November 10, 2009, matures on September 30, 2012, and carries an interest rate equal to 1) the three month LIBOR rate plus 3% for the period from November 10, 2009 through April 9, 2011; and 2) three month LIBOR rate plus 6% for the period from April 10, 2011 through September 30, 2012. The unused commitment fee is 0.5% per annum. The new facility is secured by all loans and related rights and interests in those loans owned by OFS Capital, reinvestments of loans and related income and cash proceeds generated. There were substantial changes to the covenants and termination events such that the Amended SSA no longer has material quantitative covenants to borrowing such as a borrowing base or market value tests and most quantitative termination events were eliminated.

The Company followed guidance from Emerging Issues Task Force 98-14, Debtor’s Accounting for Change in Line-of-Credit or Revolving-Debt Arrangements (EITF 98-14) (ASC Topic 470) that addresses accounting for modification to or exchanges of line-of-credit or revolving-debt arrangements to account for the amendment of its loan facility with B of A. Since the borrowing capacity under the Amended SSA is greater than that under the original SSA, all the unamortized deferred costs as well as new fees incurred to third-parties were deemed associated with the Amended SSA, that is, deferred and amortized over the term of the new arrangement.

At March 31, 2010 and December 31, 2009, Funding had a maximum commitment under its line of credit from B of A in the amount of $129,172 and $159,184, respectively, of which $89,695 and $113,208 was outstanding and utilized.

OFS Capital, LLC (f/k/a: Old Orchard First Source Asset Management, LLC) and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 6.    Commitments and Contingencies

At March 31, 2010 and December 31, 2009, Funding had $36,979 and $42,377, respectively, committed and unused lines of credit granted to borrowers.

From time to time, the Company is involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on the financial position of the Company.

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company expects the risk of any future obligation under these indemnifications to be remote.

Note 7.    Fair Value of Financial Instruments

Statement of Financial Accounting Standard No. 157, Fair Value Measurements (SFAS 157) (ASC Topic 820) requires disclosure of the fair value reported for all financial instruments that are either impaired or available for sale securities, using the definitions provided in FASB 115 (ASC Topic 320). SFAS 157 (ASC Topic 820) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and sets out a fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Inputs are broadly defined under SFAS 157 (ASC Topic 820) as assumptions market participants would use in pricing an asset or liability. The three levels of the fair value hierarchy under SFAS 157 (ASC Topic 820) are described below:

Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. The type of investments included in Level 1 includes listed equities and listed derivatives. As required by SFAS 157 (ASC Topic 820), the Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

Level 2: Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly; and fair value is determined through the use of models or other valuation methodologies. Investments which are generally included in this category include corporate bonds and liquid loans, thinly traded and restricted equity securities and certain over-the-counter derivatives. A significant adjustment to a Level 2 input could result in the Level 2 measurement becoming a Level 3 measurement.

Level 3: Inputs are unobservable for the asset or liability and include situations where there is little, if any, market activity for the asset or liability. The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation. Investments that are included in this category generally include equity and debt positions in private companies and general and limited partnership interests in corporate private equity and real estate funds, debt funds, funds of hedge funds and distressed debt.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of

OFS Capital, LLC (f/k/a: Old Orchard First Source Asset Management, LLC) and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 7.    Fair Value of Financial Instruments (Continued)

input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Investments for which prices are not observable are generally private investments in the equity and debt securities of operating companies. Fair value of private investments is based on Level 3 inputs and is determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. In the absence of a principle market (public market) the Company determines the most advantageous market in which it would sell its investment. Typically the Company expects to exit their investment through a refinance or payoff of the underlying loans. Valuations of the underlying portfolio companies are completed to compute the fair value the Company will receive upon such a sale. Generally these valuations are derived by multiplying a key performance metric of the obligor company’s assets or free cash flow (e.g., EBITDA) by the relevant percentage or valuation multiple observed for comparable companies or transactions, adjusted by management for differences between the investment and the referenced comparable. Private investments may also be valued at cost for a period of time after an acquisition as the best indicator of fair value.

If the fair value of private investments held cannot be valued by reference to observable valuation measures for comparable companies, then the primary analytical method used to estimate the fair value of such private investments is the discounted cash flow method. A sensitivity analysis is applied to the estimated future cash flows using various factors depending on investment, including assumed growth rate (in cash flows), capitalization rates (for determining terminal values) and appropriate discount rates to determine a range of reasonable values. The valuation based on the inputs determined to be the most probable is used as the fair value of the investment. The determination of fair value using these methodologies takes into consideration a range of factors, including but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisitions of the investment. These valuation methodologies involve a significant degree of judgment by management.

Assets Recorded at Fair Value on a Recurring Basis

The following table summarizes assets measured at fair value on a recurring basis as of March 31, 2010 and December 31, 2009, segregated by the level of the valuation inputs within the fair value hierarchy utilized to measure fair value.

	March 31, 2010 (unaudited)
		Fair Value Measurements Using
Description	Total	Quoted Prices in Active Markets for Identical Asset (Level I)	Significant Other Observable Inputs (Level II)	Significant Other Unobservable Inputs (Level III)
Money market funds *	$12	$12	$—	$—
Warrants **	65	—	—	65

	$77	$12	$—	$65

*	included in cash and cash equivalents on the consolidated balance sheet

**	included in equity investments on the consolidated balance sheet

OFS Capital, LLC (f/k/a: Old Orchard First Source Asset Management, LLC) and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 7.    Fair Value of Financial Instruments (Continued)

	December 31, 2009
		Fair Value Measurements Using
Description	Total	Quoted Prices in Active Markets for Identical Asset (Level I)	Significant Other Observable Inputs (Level II)	Significant Other Unobservable Inputs (Level III)
Money market funds *	$12	$12	$—	$—
Warrants **	53	—	—	53

	$65	$12	$—	$53

*	included in cash and cash equivalents on the consolidated balance sheet

**	included in equity investments on the consolidated balance sheet

The following table presents additional information about assets measured at fair value on a recurring basis for which the Company has utilized Level 3 inputs to determine fair value.

	Three Months Ended March 31, 2010	Year Ended December 31 2009
	(unaudited)
Level 3 assets, beginning of period	$53	$—
Warrants received and classified as Level 3	—	53
Unrealized gain on warrants included in earnings	12	—

Level 3 assets, end of period	$65	$53

Assets Recorded at Fair Value on a Nonrecurring Basis

The Company may be required, from time to time, to measure certain assets at fair value on a nonrecurring basis in accordance with U.S. generally accepted accounting principles. These include assets that are measured at the lower of cost or market that were recognized at fair value below cost at the end of the year. As of March 31, 2010 and December 31, 2009, assets measured at fair value on a nonrecurring basis are included in the table below.

	March 31, 2010 (unaudited)
		Fair Value Measurements Using
Description	Total	Quoted Prices in Active Markets for Identical Asset (Level I)	Significant Other Observable Inputs (Level II)	Significant Other Unobservable Inputs (Level III)
Impaired loans	$35,474	$—	$—	$35,474
Loan held for sale	1,730	—	—	1,730

	$37,204	$—	$—	$37,204

	December 31, 2009
		Fair Value Measurements Using
Description	Total	Quoted Prices in Active Markets for Identical Asset (Level I)	Significant Other Observable Inputs (Level II)	Significant Other Unobservable Inputs (Level III)
Impaired loans	$43,842	$—	$—	$43,842
Loan held for sale	1,731	—	—	1,731

	$45,573	$—	$—	$45,573

OFS Capital, LLC (f/k/a: Old Orchard First Source Asset Management, LLC) and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 7.    Fair Value of Financial Instruments (Continued)

The Company discloses fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. Certain financial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The estimated fair value amounts for 2010 have been measured as of March 31, 2010, and have not been reevaluated or updated for purposes of these financial statements subsequent to that date. As such, the estimated fair values of these financial instruments subsequent to the reporting date may be different than amounts reported at March 31, 2010.

The information presented should not be interpreted as an estimate of the fair value of the entire company since a fair value calculation is only required for a limited portion of the Company’s assets and liabilities. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

As of March 31, 2010 and December 31, 2009, the recorded book balances and estimated fair values of the Company’s financial instruments were as follows:

	March 31, 2010		December 31, 2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets:
Cash and cash equivalents	$5,191	$5,191	$7,373	$7,373
Loan receivable, net	191,418	178,738	217,354	198,113
Loan held for sale	1,730	2,209	1,731	1,731
Warrants	65	65	53	53
Other equity interests	4,396	4,129	—	226
Interest receivable	746	746	538	538
Financial liabilities:
Revolving line of credit	$89,695	$89,695	$113,208	$113,208
Interest payable	710	710	21	21

Note 8.    Subsequent Events—Not Disclosed Elsewhere

In May 2009, the FASB issued guidance establishing principles and requirements for subsequent events accounting and disclosures, setting forth general principles of accounting for and disclosures of events that occur after the balance sheet date but before the date the financial statements are either issued or available to be issued. In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure. Except as disclosed above and under other footnote sections, there are no additional subsequent events to disclose.

Report of Independent Registered Public Accounting Firm

To the Executive Committee

Old Orchard First Source Asset Management, LLC

Rolling Meadows, Illinois

We have audited the accompanying consolidated balance sheet of Old Orchard First Source Asset Management, LLC (f/k/a: Orchard First Source Asset Management, LLC) and Subsidiaries (collectively, the “Company”) as of December 31, 2009, and the related consolidated statements of income and cash flows for the year then ended and related consolidated statements of changes in members’ equity for the years ended December 31, 2009 and 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Old Orchard First Source Asset Management, LLC and Subsidiaries as of December 31, 2009, and the results of their operations and their cash flows for the year then ended and related consolidated statements of changes in members’ equity for the years ended December 31, 2009 and 2008, in conformity with U.S. generally accepted accounting principles.

/s/    McGladrey & Pullen, LLP

Chicago, Illinois

April 21, 2010

Old Orchard First Source Asset Management, LLC and Subsidiaries

Consolidated Balance Sheet

December 31, 2009

(Amounts in thousands)

Assets
Cash and cash equivalents	$7,373
Loans receivable, net of allowance for losses of $18,793	217,354
Loan held for sale	1,731
Interest receivable	538
Deferred financing closing costs, net of accumulated amortization of $2,449	1,500
Other assets	53

Total assets	$228,549

Liabilities and Members’ Equity

Liabilities
Revolving line of credit	$113,208
Interest payable	21
Due to affiliated entities	3,914
Other liabilities	56

Total liabilities	117,199

Commitments and Contingencies
Members’ equity	111,350

Total liabilities and members’ equity	$228,549

See Notes to Consolidated Financial Statements.

Old Orchard First Source Asset Management, LLC and Subsidiaries

Consolidated Statement of Income

For the Year Ended December 31, 2009

(Amounts in thousands)

Interest income:
Interest and fees on loans	$16,812
Interest and dividends on securities	244
Interest from related party	467

Total interest income	17,523

Interest expense:
Interest on borrowed funds	6,772
Interest to related party	359

Total interest expense	7,131

Net interest income	10,392

Provision for loan losses	6,886

Net interest income after provision for loan losses	3,506

Non interest income:
Gain on sale of equity investments	188
Gain on sale of loans, net	924
Gain on sale of Vidalia interest	4,918
Writedown of affiliated structured security	(346)
Impairment of other equity interests	(473)
Management fee income - related party	4,575
Income from Vidalia	522
Fee income	1,069
Other income	203

Total non-interest income	11,580

Non-interest expenses:
Amortization of deferred financing closing costs	1,050
Write-off of unamortized deferred financing closing cost	2,008
Compensation and benefits	5,211
Professional fees	2,182
Consulting fees - related party	180
Other administrative expenses	1,233

Total non-interest expense	11,864

Income before income tax expense	3,222

Income tax benefit	(36)

Net income	$3,258

See Notes to Consolidated Financial Statements.

Old Orchard First Source Asset Management, LLC and Subsidiaries

Consolidated Statements of Changes in Members’ Equity

For the Years Ended December 31, 2009 and 2008

(Amounts in thousands)

	Members’ Interest	Note Receivables Due from Members	Accumulated Earnings	Total
Balance - January 1, 2008	$363	$(297)	$(21,892)	$(21,826)
Net income	—	—	163,314	163,314
Member buyout	(10)	—	(10,738)	(10,748)
Member contributions	10,415	(10,415)	—	—
Distributions	—	—	(5,703)	(5,703)

Balance - December 31, 2008	$10,768	$(10,712)	$124,981	$125,037

Net income	$—	$—	$3,258	$3,258
Corporate reorganization distribution	(10,768)	10,712	(13,249)	(13,305)
Distributions	—	—	(3,640)	(3,640)

Balance - December 31, 2009	$—	$—	$111,350	$111,350

See Notes to Consolidated Financial Statements.

Old Orchard First Source Asset Management, LLC and Subsidiaries

Consolidated Statement of Cash Flows

For the Year Ended December 31, 2009

(Amounts in thousands)

Cash Flows from Operating Activities
Net income	$3,258
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and write-off of deferred financing closing costs	3,058
Depreciation	59
Amortization of loan premium	13
Amortization of deferred fee revenue	(856)
Amortization of deferred origination cost	112
Cash collection of deferred fee revenue	685
Provision for loan losses	6,886
Reversal of paid-in-kind interest income on impaired loan	458
Gain on sale of equity investments	(188)
Gain on sale of loans, net	(924)
Gain on sale of Vidalia interest	(4,918)
Income from Vidalia	(522)
Writedown of affiliated structured security	346
Impairment of other equity interests	473
Equity interest received in debt restructuring	(53)
Deferred tax asset	(126)
Changes in assets and liabilities:
Interest and fee receivable	807
Accrued paid-in-kind interest	(969)
Interest receivable due from members	(467)
Fee receivable from related party	(492)
Other assets	(28)
Interest payable	(28)
Other liabilities	58

Net cash provided by operating activities	6,642

Cash Flows from Investing Activities
Loan receivables collections and payoffs	26,462
Change in restricted cash balance	1,910
Purchases of fixed and other assets	(14)
Purchases of structured securities	(735)
Return of capital from investment in affiliated structured security	22
Payments received from Vidalia investment	2,040
Proceeds from sales of equity investments	188
Proceeds from sales of Vidalia interest, net of closing costs	33,579
Proceeds from sale of structured securities and loans	9,425

Net cash provided by investing activities	72,877

Cash Flows from Financing Activities
Distributions to members	(3,365)
Payments for member interest buyout	(500)
Proceeds from revolving line of credit	4,687
Repayment of revolving line of credit	(106,329)
Payment of financing closing costs	(147)
Cash transferred in corporate reorganization	(2,103)

Net cash used in financing activities	(107,757)

Old Orchard First Source Asset Management, LLC and Subsidiaries

Consolidated Statement of Cash Flows (Continued)

For the Year Ended December 31, 2009

(Amounts in thousands)

Net decrease in cash and cash equivalents	$(28,238)

Cash and cash equivalents - beginning of year	35,611

Cash and cash equivalents - end of year	$7,373

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$7,159
Cash paid during the year for income taxes	3

Supplemental Schedule of Noncash Financing and Investing Activities
Member distributions declared but not paid	1,100
Reversal of loan loss reserve upon debt to equity conversion in loan restructuring	2,690

Corporate reorganization distribution
Interest and fee receivable	98
Interest and fee receivable due from members	627
Fee receivable due from related party	635
Other receivable	697
Due from affiliated entities	3,914
Loans receivable, net of allowances for losses of $5,531	5,851
Investment in structured securities	9,000
Investment in affiliated structured security	1,973
Other assets	729
Note payable due to former member	(9,173)
Interest payable due to former member	(61)
Member distributions declared but not paid	(1,100)
Accounts payable and accrued expenses	(1,988)

$11,202

Old Orchard First Source Asset Management, LLC

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 1.    Nature of Business

Organization: Old Orchard First Source Asset Management, LLC (f/k/a: Orchard First Source Asset Management, LLC) and affiliates, is a finance company and was a manager of a collateralized loan obligation (CLO). Prior to the December 31, 2009 corporate reorganization (see 2009 Reorganization section below for more information), it was the holding company for a group of wholly owned subsidiaries including OFS Finance, LLC (Finance), OFS Funding LLC (Funding), OFS Funding I, LLC (Funding I), Orchard Plainfield Investments, LLC (OPI), OFS Agency Services, LLC (Agency), and Orchard First Source Capital, Inc. (OFSC). In addition, it owned 5.65% of the income notes of OFSI Fund III, Ltd. (Fund III) which is a Passive Foreign Investment Corporation (PFIC).

2009 Reorganization: On December 31, 2009, Old Orchard First Source Asset Management, LLC completed reorganization (2009 Reorganization) upon which:

•	A new holding entity named New Orchard First Source Asset Management, LLC (subsequently renamed “Orchard First Source Asset Management, LLC”) (OFSAM) was created;

•	The Company was renamed to Old Orchard First Source Asset Management, LLC (subsequently renamed to OFS Capital, LLC in March 2010) (Old OFSAM);

•	The members of Old OFSAM contributed all their interests in Old OFSAM to OFSAM and as of December 31, 2009, own the same respective interests in OFSAM as they owned in Old OFSAM;

•	Old OFSAM became a direct wholly owned subsidiary of OFSAM;

•

Old OFSAM and its wholly owned direct subsidiary, Finance, transferred substantially all of their assets to OFSAM, excluding Old OFSAM’s direct ownership interest in Finance and Finance’s direct ownership interest in Funding, which were formed for the purpose of generating and holding middle- market debt instruments.

The 2009 Reorganization was accounted for at historical cost since it represented transfers and exchanges among entities under common control. Accordingly, no gain or loss was recognized from the 2009 Reorganization. Total net assets transferred to OFSAM by Old OFSAM and Finance amounted to $13,305 on December 31, 2009.

From time to time, the term Old OFSAM or the Company may be used herein to refer to Old OFSAM, individually, or Old OFSAM and/or one or more of its affiliates either collectively or individually.

Note 2.    Summary of Significant Accounting Policies

Principles of consolidation: The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries: Finance and Funding. The Company consolidates an affiliated subsidiary if it owns more than 50 percent of the subsidiary’s capital. All intercompany balances and transactions have been eliminated in consolidation.

Accounting policies: The Company follows accounting standards set by the Financial Accounting Standards Board (“FASB”). The FASB sets generally accepted accounting principles (“GAAP”) that the Company follows to ensure consistent reporting of financial condition, results of operations and cash flows. In June 2009, the FASB issued SFAS No. 168, FASB Accounting Standards CodificationTM (Codification) and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162 (“SFAS 168”) (ASC Topic 105), which is the single source of authoritative GAAP recognized by the FASB to be applied

Old Orchard First Source Asset Management, LLC

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

by nongovernmental entities. The Codification does not change GAAP, but combines all authoritative standards into a comprehensive, topically organized online database. One level of authoritative GAAP exists, other than guidance issued by the SEC. All other accounting literature excluded from the Codification is considered non-authoritative. The Codification was made effective by the FASB for periods ending on or after September 15, 2009. This annual report reflects the guidance in the Codification.

Use of estimates: The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant areas where the Company uses estimates are the determination of the allowance for loan losses and the fair value of financial instruments. Actual results could differ from those estimates.

Cash and cash equivalents: Cash and cash equivalents consist of cash and highly liquid investments not held for resale with original maturities of three months or less. With the exception of periodic distributions to Old OFSAM, the cash held in Funding is not freely available for Old OFSAM’s general operations. Such cash is primarily available to repay indebtedness under the Bank of America Amended and Restated Sale and Servicing Agreement (Amended SSA). The total amount of cash held by Funding is $5,933 as of December 31, 2009.

Loans receivable: Loans receivable are recorded at cost.

Allowances for loan losses: The allowance for loan losses represents management’s estimate of probable losses inherent in the loan portfolio as of the balance sheet date. When determining the adequacy of the allowance for loan losses, the following factors are considered: historical internal experience and current industry conditions, economic conditions and trends, credit quality trends and other factors deemed relevant. Additions to the allowance are charged to current period earnings through the provision for loan losses. Periodically, management may determine that it is appropriate to charge-off a portion of an existing loan. Upon the resolution of a loan that has remaining outstanding amounts that have been reserved for and are determined to be uncollectible, such amounts are charged off directly against the allowance for loan losses. To the extent that an amount was not reserved, then this amount is charged off through the provision for loan losses on the consolidated income statement.

A Company’s allowance for loan losses consists of two components, a general reserve component and a specific reserve component.

The general component of the allowance for loan losses is determined in accordance with Statement of Financial Accounting Standards (SFAS) No. 5, Accounting for Contingencies (ASC Topic 450). The general component represents a company’s estimate of losses inherent, but unidentified, in its portfolio as of the balance sheet date. The general component of the allowance for loan losses is estimated based upon a review of the loan portfolio’s risk characteristics and analysis of the loans in the portfolio to arrive at an estimated probability of default and estimated severity of loss based, among other things, on loan type, internal risk rating, and overall consideration of general economic conditions and trends.

The specifically allocated component of a company’s allowance for loan losses is generated from individual loans that are impaired and for which the estimated allowance for loan losses is determined in accordance with

Old Orchard First Source Asset Management, LLC

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

SFAS No. 114, Accounting by Creditors for Impairment of a Loan (ASC Topic 310). The Company considers a loan to be impaired when, based on current information and events, it believes it is probable that it will be unable to collect all contractual principal and interest amounts due on the loan.

Interest income: Interest on loans is credited to income as earned. Interest receivable is accrued only if deemed collectible. The Company accrues interest income until certain events take place, which may place a loan into a non-accrual status.

Non-accrual loans: Loans on which the accrual of interest income has been discontinued are designated as non-accrual loans, and further designated as either non-accrual cash method or non-accrual cost recovery method. Loans are generally placed on non-accrual when a loan either: (i) is delinquent for 90 days or more on principal or interest based on contractual terms of the loan (unless well secured and in the process of collection), or (ii) in the opinion of Old OFSAM’s management, has reasonable doubt about the collectability. When loans are placed on non-accrual status, all interest previously accrued but not collected is reversed against current period interest income. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Interest accruals are resumed on non-accrual loans only when they are brought current with respect to interest and principal and when, in the judgment of management, the loans are estimated to be fully collectible as to all principal and interest.

Loan origination fees and costs: Loan origination fees and costs are deferred, recorded as part of loans receivable and amortized over the life of the loan as an adjustment to the yield in interest income.

Loans held for sale: Once the Company has made a decision to sell loans not previously classified as held for sale, such loans are transferred into held-for-sale classification and carried at the lower of cost or fair value. At the time of the transfer into the held-for-sale classification, any amount by which cost exceeds fair value is accounted for as a valuation allowance.

Deferred financing closing costs: Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized and included in interest expense in the consolidated statement of income over the estimated average life of the borrowings. For the year ended December 31, 2009, amortization expense amounted to $1,050. In January 2009, in connection with its voluntary reduction of loan facility, the Company wrote off the then unamortized deferred financing closing costs in the amount of $2,008 in proportion to the reduction of its loan capacity. The remaining unamortized deferred financing costs relating to the original SSA is being amortized over the term of the Amended SSA (see Note 5 for more details).

Investment in affiliated structured security: Prior to the 2009 Reorganization, Old OFSAM held an investment in affiliated structured security, which represented its investment in Fund III. The investment was recorded at initial cost of $3,000 less subsequent returns of capital of $681. For the year ended December 31, 2009, the Company recorded an impairment charge of $346 in this investment under FASB 115 (ASC Topic 320). On December 31, 2009, as a result of the 2009 Reorganization, Old OFSAM transferred this investment to OFSAM in the amount of $1,973.

Investments in structured securities: Prior to the 2009 Reorganization, Old OFSAM held investments in structured securities, which were classified as Held to Maturity Investments using the definition found in FASB 115, in the amount of $9,000. During 2009, the Company did not recognize any other than temporary impairment

Old Orchard First Source Asset Management, LLC

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

in these investments under FASB 115 (ASC Topic 320). On December 31, 2009, as a result of the 2009 Reorganization, Old OFSAM transferred all its investments in structured securities to OFSAM.

Equity investments: The Company has received various equity interests from its borrowers as partial considerations for loan modifications or restructurings. The Company applies foreclosure accounting and records these equity interests at fair value at the time of the loan restructurings. The equity interests are reviewed subsequently for potential impairment. On December 31, 2009, as a result of the 2009 Reorganization, Old OFSAM transferred certain equity investments to OFSAM in the amount of $289. As of December 31, 2009, equity interests are carried at $53 and reported as part of other assets in the accompanying consolidated balance sheet.

Interest expense: Interest expense is recognized on the accrual basis.

Concentration of credit risk: Financial instruments that potentially subject the Company to concentrations of credit risk consists principally of cash deposits at financial institutions. At various times during the year, the Company may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes the risk of loss is minimal.

Income taxes: Old OFSAM does not record a provision for federal income taxes or deferred tax benefits because its income is taxable to its Members. The financial statements therefore, reflect Old OFSAM’s transactions without adjustments, if any, required for federal income tax purposes with the exception of appropriate federal and state income tax provisions for OFSC as this entity is a corporation and income taxes are accrued and paid based on this entity’s taxable income. On December 31, 2009, as a result of the 2009 Reorganization, Old OFSAM transferred its 100% stock ownership interest in OFSC to OFSAM.

The Company follows the guidance in FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, (“FIN 48”) (ASC Topic 740). FIN 48 (ASC Topic 740) clarifies the accounting for uncertainty in income taxes recognized in companies’ financial statements in accordance with tax accounting standards. FIN 48 (ASC Topic 740) prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The evaluation of a tax position in accordance with FIN 48 is a two-step process. The first step is recognition: the Company determines whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Company should presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The second step is measurement: a tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. FIN 48 (ASC Topic 740) also provides guidance on derecognition of recognized tax benefits, classification, interest and penalties, accounting in interim periods, disclosure and transition. In May 2007, the FASB issued FASB Staff Position No. FIN 48-1, Definition of Settlement in FASB Interpretation No. 48 (“FSP FIN 48-1”) (ASC Topic 740), which provides guidance on how a company should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. The Company adopted FIN 48 (ASC Topic 740) at January 1, 2009 and has applied the provisions of FSP FIN 48-1. The application of FIN 48 (ASC Topic 740) did not have a significant effect on the Company’s financial position or its results of operations and there are no material uncertain income tax positions at December 31, 2009. The Company is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

Old Orchard First Source Asset Management, LLC

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

Reporting segments: In accordance with segment guidance set by Statement of Financial Accounting Standards (SFAS) No. 131, Disclosures about Segments of an Enterprise and Related Information (ASC Topic 280), the Company has determined that it has a single reporting segment and operating unit structure.

Current accounting pronouncements: Effective January 1, 2009, the Company adopted SFAS 157 (ASC Topic 820) for nonfinancial assets and nonfinancial liabilities such as real estate owned and repossessed assets. As of December 31, 2009, the Company does not believe any nonfinancial assets or liabilities existed. SFAS 157 (ASC Topic 820) applies to all assets and liabilities that are measured and reported on a fair value basis.

On April 9, 2009, the FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP No. 157-4”) (ASC Topic 820). FSP No. 157-4 (ASC Topic 820) requires entities to consider whether events and circumstances indicate whether the transaction is or is not orderly as opposed to a forced or distressed transaction. Entities would place more weight on observable transactions determined to be orderly and less weight on transactions for which there is insufficient information to determine whether the transaction is orderly. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets and liabilities. FSP No. 157-4 (ASC Topic 820) provides additional guidance for making fair value measurements more consistent with the principles presented in SFAS No. 157 (ASC Topic 820). SFAS 157-4 (ASC Topic 820) is effective for interim and annual periods ending after June 15, 2009. The adoption of this pronouncement did not have a material impact on the Company’s financial position, results of operations or cash flows.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (“SFAS 165”) (ASC Topic 855), which addresses accounting and disclosure requirements related to subsequent events. SFAS 165 (ASC Topic 855) requires management to evaluate subsequent events through the date the financial statements are either issued or available to be issued, depending on the company’s expectation of whether it will widely distribute its financial statements to its shareholders and other financial statement users. Companies are required to disclose the date through which subsequent events have been evaluated. SFAS 165 (ASC Topic 855) is effective for interim or annual financial periods ending after June 15, 2009 and should be applied prospectively. The adoption of SFAS 165 (ASC Topic 855) did not have a material effect on the Company’s financial condition, results of operations or cash flows.

Note 3.    Related Party Transactions and Subsequent Events

Old OFSAM had entered into a Collateral Management Agreement with Fund III to provide the services associated with management of their portfolio assets. The revenue from these agreements was recognized on the accrual basis and recorded as management fee income from related party on the consolidated statement of income. On December 31, 2009, as a result of the Reorganization, Old OFSAM assigned its service rights under the Collateral Management Agreement as well as its fee receivable due from Fund III in the amount of $635 to OFSAM.

For the year ended December 31, 2009, Old OFSAM recorded interest income of $467 on notes receivable due from certain of its members. On December 31, 2009, as a result of the Reorganization, Old OFSAM transferred its notes receivable together with accrued interest on the notes receivable to OFSAM.

Old Orchard First Source Asset Management, LLC

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 3.    Related Party Transactions and Subsequent Events (Continued)

In April 2008, Old OFSAM purchased the interests of one of its members. The consideration consisted of a cash payment plus a ten year unsecured promissory note in the amount of $9,673. The first payment of $500 of the principal was made on April 30, 2009. On December 31, 2009, as a result of the Reorganization, Old OFSAM transferred its entire obligation under this note with accrued interest to OFSAM.

Due to OFSAM

Old OFSAM was the servicer of the loan facility under the original and Amended SSA (see Note 5—Revolving Line of Credit with Bank of America for more information regarding the original and Amended SSA). Under the Amended SSA, Old OFSAM did not receive any servicing fees, which were permitted under the SSA prior to the November 10, 2009 amendment. On December 31, 2009, as a result of the Reorganization, Old OFSAM assigned its service rights under the Amended SSA to OFSAM. As of December 31, 2009, Old OFSAM owed $1,236 to OFSAM, which represented accrued and unpaid servicing fees incurred by Funding, Old OFSAM’s wholly owned subsidiary, on Funding’s loan facility with Bank of America. Such accrual and unpaid servicing fees represent amounts accrued under the original SSA as well as an intercompany fee accrual from November 10, 2009 through December 31, 2009, which was originally due from Funding to Old OFSAM. This receivable was also assigned to OFSAM by Old OFSAM as a result of the Reorganization.

As of December 31, 2009, Old OFSAM also owed $1,360 to OFSAM, which represented Old OFSAM’s obligation to distribute its entire cash balance at December 31, 2009 to OFSAM as prescribed by the Reorganization agreement. Subsequently, in February 2010, Old OFSAM distributed the cash to OFSAM.

In addition, Old OFSAM owed $1,293 to OFSAM at December 31, 2009. This balance represented Funding’s obligation to fund Old OFSAM’s 2009 4th quarter tax distribution under the Amended SSA. On December 31, 2009, Old OFSAM assigned this receivable to OFSAM as a result of the Reorganization. Funding made this tax distribution in January 2010.

Note 4.    Loans Receivable

Loans receivable balance at December 31, 2009, is summarized as follows:

	Performing	Impaired	Total
Loans receivable	$177,811	$58,293	$236,104
Fees receivable	43	—	43
Less allowance for loan losses	(4,342)	(14,451)	(18,793)

Loans receivable - net	$173,512	$43,842	$217,354

Average impaired loans during 2009 were approximately $51,796. Average impaired loans, net of the allowance for loan loss during 2009 were approximately $35,900. Income recognized on impaired loans for the year ended December 31, 2009, was approximately $4,487.

Non-accrual loans as of December 31, 2009, were $29,164. Included in the allowance for loan losses is $11,831 that is specifically provided for these non-accrual loans as they are also deemed to be impaired.

Old Orchard First Source Asset Management, LLC

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 4.    Loans Receivable (Continued)

As of December 31, 2009, Old OFSAM has two past due loans summarized as follows:

	Past Due Principal			Past Due Interest
	> 30 Day Past Due	> 60 Days Past Due	> 90 Days Past Due	> 30 Days Past Due	> 60 Days Past Due	> 90 Days Past Due
Past due loan A	$—	$—	$5,965	$—	$—	$244
Past due loan B	—	—	470	—	12	65

	$—	$—	$6,435	$—	$12	$309

During 2009, Old OFSAM recorded a $6,886 provision for loan losses net of recoveries, and recorded write-offs amounting to $5,532. The details of which are summarized as follows:

Balance - beginning of year	$25,202
Provision charged to expense	6,886
Paid-in-kind interest income reversed on impaired loans	458
Write-offs	(5,532)
Reversed upon debt to equity conversion in loan restructurings	(2,690)
Transferred to affiliate during corporate reorganization	(5,531)

Balance - end of year	$18,793

The $458 addition to loan allowance represented reversal of paid-in-kind interest on impaired loans which were not deemed collectible by OFSAM at December 31, 2009. The $2,690 reduction in loan allowance represented loan loss reserve previously recognized on certain loans which were converted into equity interests in the borrowers during debt restructurings in 2009. Upon the debt conversion, the loan balance and related loss reserve were reversed.

On December 31, 2009, as a result of the Reorganization, Old OFSAM transferred loans receivable to OFSAM in the amount of $5,851, net of allowance for losses in the amount of $5,531.

Note 5.    Revolving Line of Credit with Bank of America

Sale and Servicing Agreement (“SSA”)

On April 9, 2008, Old OFSAM and Funding entered into a SSA with Bank of America (B of A), which allowed Funding to borrow up to $400,000. The adjustable borrowing rate was the lender’s cost of funds plus an applicable margin. There were several covenants which Old OFSAM and Funding were required to maintain to remain in compliance with the agreement. The facility had a three year tenor, which included a two year revolving line of credit structure followed by a one year amortization period. Interest was due quarterly but could be paid earlier at the discretion of Funding. The maturity date was April 9, 2011.

On January 15, 2009, the total facility commitment was voluntarily reduced to $265,000. Accordingly, deferred financing closing costs were reduced by $2,008, which represented a write-off of the then unamortized costs in proportion to the reduction of the facility commitment.

On January 23, 2009, B of A purported to terminate the line of credit. Old OFSAM and certain of its affiliates filed a lawsuit contending that B of A’s purported termination was without contractual basis, constituted a material breach of SSA, and was invalid. B of A was not permitting any additional borrowings under the line of credit.

Old Orchard First Source Asset Management, LLC

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 5.    Revolving Line of Credit with Bank of America (Continued)

Amended and Restated Sale and Servicing Agreement (“Amended SSA”)

On November 10, 2009, Old OFSAM and Funding settled their lawsuit with B of A and entered into an Amended SSA with B of A. In connection with the Amended SSA, Funding paid down an aggregate of approximately $99,000 against the outstanding loan principal, leaving an unpaid principal balance of $115,000 as of the loan amendment date. The new facility totaled $162,000 as of November 10, 2009, matures on September 30, 2012, and carries an interest rate equal to 1) the three month LIBOR rate plus 3% for the period from November 10, 2009 through April 9, 2011; and 2) three month LIBOR rate plus 6% for the period from April 10, 2011 through September 30, 2012. The unused commitment fee is 0.5% per annum. The new facility is secured by all loans and related rights and interests in those loans owned by Old OFSAM, reinvestments of loans and related income and cash proceeds generated. There were substantial changes to the covenants and termination events such that the Amended SSA no longer has material quantitative covenants to borrowing such as a borrowing base or market value tests and most quantitative termination events were eliminated.

The Company followed guidance from the Line-of-Credit or Revolving-Debt Arrangements accounting standard that addresses accounting for modification to or exchanges of line-of-credit or revolving-debt arrangements to account for the amendment of its loan facility with B of A. Since the borrowing capacity under the Amended SSA is greater than that under the original SSA, all the unamortized deferred costs as well as new fees incurred to third-parties were deemed associated with the Amended SSA, that is, deferred and amortized over the term of the new arrangement.

At December 31, 2009, Funding has a maximum commitment under its line of credit from B of A in the amount of $159,184, of which $113,208 was outstanding and utilized.

Note 6.    Sale of Vidalia Interest

Old OFSAM owned a 100% interest in a trust that owns a 9.93% interest in a hydroelectric power generating facility in Concordia Parish, Louisiana (Vidalia). The investment in Vidalia was carried at cost. Distributions from the investment in Vidalia were recorded as income to the extent the facility had generated income. Distributions in excess of income were recorded as a reduction in the cost basis as they reflected a return of capital.

In June 2009, Old OFSAM sold its interest in Vidalia for $33,579 in cash, net of closing costs of $376. Old OFSAM recognized a gain of $4,918 from the sale. For the year ended December 31, 2009, the Company also recorded investment income from Vidalia in the amount of $522.

Note 7.    Commitments and Contingencies

At December 31, 2009, Funding has $42,377 committed and unused lines of credit granted to borrowers.

From time to time, the Company is involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on the financial position of the Company.

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under

Old Orchard First Source Asset Management, LLC

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 7.    Commitments and Contingencies (Continued)

these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company expects the risk of any future obligation under these indemnifications to be remote.

Note 8.    Fair Value of Financial Instruments

Statement of Financial Accounting Standard No. 157, Fair Value Measurements (SFAS 157) (ASC Topic 820) requires disclosure of the fair value reported for all financial instruments that are either impaired or available for sale securities, using the definitions provided in FASB 115 (ASC Topic 320). SFAS 157 (ASC Topic 820) (ASC Topic 820) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and sets out a fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Inputs are broadly defined under SFAS 157 (ASC Topic 820) as assumptions market participants would use in pricing an asset or liability. The three levels of the fair value hierarchy under SFAS 157 (ASC Topic 820) are described below:

Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. The type of investments included in Level 1 includes listed equities and listed derivatives. As required by SFAS 157 (ASC Topic 820), the Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

Level 2: Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly; and fair value is determined through the use of models or other valuation methodologies. Investments which are generally included in this category include corporate bonds and liquid loans, thinly traded and restricted equity securities and certain over-the-counter derivatives. A significant adjustment to a Level 2 input could result in the Level 2 measurement becoming a Level 3 measurement.

Level 3: Inputs are unobservable for the asset or liability and include situations where there is little, if any, market activity for the asset or liability. The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation. Investments that are included in this category generally include equity and debt positions in private companies and general and limited partnership interests in corporate private equity and real estate funds, debt funds, funds of hedge funds and distressed debt.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Investments for which prices are not observable are generally private investments in the equity and debt securities of operating companies. Fair value of private investments is based on Level 3 inputs and is determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. In the absence of a principle market (public market) the

Old Orchard First Source Asset Management, LLC

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 8.    Fair Value of Financial Instruments (Continued)

Company determines the most advantageous market in which it would sell its investment. Typically the Company expects to exit their investment through a refinance or payoff of the underlying loans. Valuations of the underlying portfolio companies are completed to compute the fair value the Company will receive upon such a sale. Generally these valuations are derived by multiplying a key performance metric of the obligor company’s assets or free cash flow (e.g., EBITDA) by the relevant percentage or valuation multiple observed for comparable companies or transactions, adjusted by management for differences between the investment and the referenced comparable. Private investments may also be valued at cost for a period of time after an acquisition as the best indicator of fair value.

If the fair value of private investments held cannot be valued by reference to observable valuation measures for comparable companies, then the primary analytical method used to estimate the fair value of such private investments is the discounted cash flow method. A sensitivity analysis is applied to the estimated future cash flows using various factors depending on investment, including assumed growth rate (in cash flows), capitalization rates (for determining terminal values) and appropriate discount rates to determine a range of reasonable values. The valuation based on the inputs determined to be the most probable is used as the fair value of the investment. The determination of fair value using these methodologies takes into consideration a range of factors, including but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisitions of the investment. These valuation methodologies involve a significant degree of judgment by management.

Assets Recorded at Fair Value on a Recurring Basis

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2009, segregated by the level of the valuation inputs within the fair value hierarchy utilized to measure fair value.

Description	Total	Fair Value Measurements Using
		Quoted Prices in Active Markets for Identical Asset (Level I)	Significant Other Observable Inputs (Level II)	Significant Other Unobservable Inputs (Level III)
Money market funds*	$12	$12	$—	$—
Warrants**	53	—	—	53

	$65	$12	$—	$53

*	Included in cash and cash equivalents

**	Included in other assets

The following table presents additional information about assets measured at fair value on a recurring basis for which the Company has utilized Level 3 inputs to determine fair value.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Warrants
Beginning balance, January 1, 2009	$—
Received and classified as Level 3	53

Ending balance, December 31, 2009	$53

Old Orchard First Source Asset Management, LLC

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 8.    Fair Value of Financial Institutions (Continued)

Assets Recorded at Fair Value on a Nonrecurring Basis

The Company may be required, from time to time, to measure certain assets at fair value on a nonrecurring basis in accordance with U.S. generally accepted accounting principles. These include assets that are measured at the lower of cost or market that were recognized at fair value below cost at the end of the year. Assets measured at fair value on a nonrecurring basis are included in the table below.

Description	Total	Fair Value Measurements Using
		Quoted Prices in Active Markets for Identical Asset (Level I)	Significant Other Observable Inputs (Level II)	Significant Other Unobservable Inputs (Level III)
Impaired loans	$43,842	$—	$—	$43,842
Loan held for sale	1,731	—	—	1,731

	$45,573	$—	$—	$45,573

The Company discloses fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. Certain financial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The estimated fair value amounts for 2009 have been measured as of the year-end date, and have not been reevaluated or updated for purposes of these financial statements subsequent to that date. As such, the estimated fair values of these financial instruments subsequent to the reporting date may be different than amounts reported at year end.

The information presented should not be interpreted as an estimate of the fair value of the entire company since a fair value calculation is only required for a limited portion of the Company’s assets and liabilities. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

The recorded book balances and estimated fair values of the Company’s financial instruments were as follows:

	2009
	Carrying Amount	Fair Value
Financial assets:
Cash and cash equivalents	$7,373	$7,373
Loans receivable, net	217,354	198,113
Loans held for sale	1,731	1,731
Warrants	53	53
Other equity interest	0	226
Interest receivable	538	538
Financial liabilities:
Revolving line of credit	$113,208	$113,208
Interest payable	21	21

Old Orchard First Source Asset Management, LLC

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 9.    Subsequent Events—Not Disclosed Elsewhere

The Company has evaluated subsequent events through April 21, 2010, the date these financial statements were available to be issued. Except as disclosed under other footnote sections, there are no additional subsequent events to disclose.

                 Shares

OFS CAPITAL CORPORATION

Common Stock

PROSPECTUS

                , 2010

FBR CAPITAL MARKETS

Through and including                 , 2010 (25 days after the date of the prospectus), all dealers that effect transactions in our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

OFS CAPITAL CORPORATION

PART C

Other Information

Item 25.	Financial Statements and Exhibits

(1) Financial Statements

The following financial statements of OFS Capital, LLC and Subsidiaries are provided in Part A of the Registration Statement:

Consolidated balance sheets as of March 31, 2010 (unaudited) and December 31, 2009	F-2
Consolidated statements of operations for the three months ended March 31, 2010 and 2009 (unaudited)	F-3
Consolidated statements of changes in members’ equity for the three months ended March 31, 2010 and 2009 (unaudited)	F-4
Consolidated statements of cash flows for the three months ended March 31, 2010 and 2009 (unaudited)	F-5
Notes to consolidated financial statements (unaudited)	F-6

The following financial statements of Old Orchard First Source Asset Management, LLC and Subsidiaries are provided in Part A of this Registration Statement:
Report of Independent Registered Public Accounting Firm	F-19
Consolidated Balance Sheet as of December 31, 2009	F-20
Consolidated Statement of Income for the year ended December 31, 2009	F-21
Consolidated Statements of Changes in Members’ Equity for the year ended December 31, 2009 and 2008	F-22
Consolidated Statement of Cash Flows for the year ended December 31, 2009	F-23
Notes to Consolidated Financial Statements	F-25

(2) Exhibits

(a)(1)	Certificate of Formation of OFS Capital, LLC(1)

(a)(2)	Certificate of Incorporation of OFS Capital Corporation(1)

(b)(1)	Limited Liability Company Agreement of OFS Capital, LLC(1)

(b)(2)	Bylaws of OFS Capital Corporation(1)

(c)	Not applicable

(d)	Form of Stock Certificate of OFS Capital Corporation(1)

(e)	Dividend Reinvestment Plan(1)

(f)	Not applicable

(g)	Investment Advisory Agreement between OFS Capital Corporation and OFS Capital Management, LLC(1)

(h)	Form of Underwriting Agreement(1)

(i)	Not applicable

(j)	Form of Custodian Agreement(1)

(k)(1)	Administration Agreement between OFS Capital Corporation and OFS Capital Services, LLC(1)

(k)(2)	License Agreement between the OFS Capital Corporation and Orchard First Source Asset Management, LLC(1)

(l)	Opinion and Consent of Sullivan & Cromwell LLP(1)

(m)	Not applicable

(n)(1)	Consent of McGladrey & Pullen, LLP(2)

(n)(2)	Consent of Marc Abrams(2)

(n)(3)	Consent of Robert J. Cresci(2)

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)(1)	Code of Ethics of OFS Capital Corporation(1)

(r)(2)	Code of Ethics of OFS Advisor(1)

(1)	To be filed by amendment.

(2)	Filed herewith.

Item 26.	Marketing Arrangements

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$10,695
FINRA filing fee	15,500
Nasdaq Global Market listing fees
Printing expenses		(1)
Legal fees and expenses		(1)
Accounting fees and expenses		(1)
Miscellaneous		(1)
Total		$(1)

(1)	These amounts are estimates.

All of the expenses set forth above shall be borne by the Company.

Item 28.	Persons Controlled by or Under Common Control

To be provided by amendment.

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of record holders of our common stock as of                 , 2010.

Title of Class	Number of Record Holders
Common Stock, $0.01 par value	1

Item 30.	Indemnification

As permitted by Section 102 of the DGCL, we have adopted provisions in our certificate of incorporation, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to us or our stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

Our certificate of incorporation and bylaws provide that all directors, officers, employees and agents of the registrant shall be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the 1940 Act. Under Section 145 of the DGCL, we are permitted to offer indemnification to our directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. We have obtained liability insurance for the benefit of our directors and officers.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, OFS Advisor and its and its affiliates’ officers, directors, members, managers, stockholders and employees are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and other amounts reasonably incurred) arising from the rendering of OFS Advisor’s services under the Investment Advisory Agreement.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, OFS Services and its and its affiliates’ officers, directors, members, managers, stockholders and employees are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of OFS Services’ services under the Administration Agreement or otherwise as our administrator.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Advisor.

A description of any other business, profession, vocation or employment of a substantial nature in which OFS Advisor, and each managing director, director or executive officer of OFS Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the OFS Advisor and its officers and directors is set forth in its Form ADV, as filed with the SEC (File No. 801-71366), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	OFS Capital Corporation, 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008;

(2)	the Transfer Agent;

(3)	the Custodian; and

(4)	OFS Capital Management, LLC, 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

(1)	We undertake to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10% from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	Not applicable.

(4)	Not applicable.

(5)	We undertake that:

(a)	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in Rolling Meadows, Illinois, on the 23rd day of June, 2010.

OFS CAPITAL, LLC

By:	/S/ GLENN R. PITTSON

Name:	Glenn R. Pittson
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ GLENN R. PITTSON Glenn R. Pittson	Director (Principal Executive Officer)	June 23, 2010

/S/ BILAL RASHID Bilal Rashid	Director (Principal Financial and Accounting Officer)	June 23, 2010

EXHIBIT INDEX

(a)(1)	Certificate of Formation of OFS Capital, LLC(1)

(a)(2)	Certificate of Incorporation of OFS Capital Corporation(1)

(b)(1)	Limited Liability Company Agreement of OFS Capital, LLC(1)

(b)(2)	Bylaws of OFS Capital Corporation(1)

(c)	Not applicable

(d)	Form of Stock Certificate of OFS Capital Corporation(1)

(e)	Dividend Reinvestment Plan(1)

(f)	Not applicable

(g)	Investment Advisory Agreement between OFS Capital Corporation and OFS Capital Management, LLC(1)

(h)	Form of Underwriting Agreement(1)

(i)	Not applicable

(j)	Form of Custodian Agreement(1)

(k)(1)	Administration Agreement between OFS Capital Corporation and OFS Capital Services, LLC(1)

(k)(2)	License Agreement between the OFS Capital Corporation and Orchard First Source Asset Management, LLC(1)

(l)	Opinion and Consent of Sullivan & Cromwell LLP(1)

(m)	Not applicable

(n)(1)	Consent of McGladrey & Pullen, LLP(2)

(n)(2)	Consent of Marc Abrams(2)

(n)(3)	Consent of Robert J. Cresci(2)

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)(1)	Code of Ethics of OFS Capital Corporation(1)

(r)(2)	Code of Ethics of OFS Advisor(1)

(1)	To be filed by amendment.

(2)	Filed herewith.